                                                                    EXHIBIT 10.1

================================================================================

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                            dated as of June 23, 2000

                                  by and among

                                ALAMOSA PCS, INC.
                                   as Borrower

                                       and

                           ALAMOSA PCS HOLDINGS, INC.
                          TEXAS TELECOMMUNICATIONS, LP
                      ALAMOSA WISCONSIN LIMITED PARTNERSHIP
                            ALAMOSA DELAWARE GP, LLC
                            ALAMOSA WISCONSIN GP, LLC
                              ALAMOSA FINANCE, LLC
                                       and
                              ALAMOSA LIMITED, LLC
                                  as Guarantors

                                       and

                         EXPORT DEVELOPMENT CORPORATION
                             as Administrative Agent

                                       and

                            THE LENDERS NAMED HEREIN



                   $175,000,000 ADVANCING TERM LOAN FACILITIES


================================================================================

                                TABLE OF CONTENTS
                                -----------------


                                                                                                                Page
                                                                                                                ----
ARTICLE 1 - Definitions...........................................................................................3
         Section 1.1       Definitions, etc.......................................................................3
         Section 1.2       Other Definitional Provisions.........................................................34
         Section 1.3       Accounting Terms and Determinations...................................................35
         Section 1.4       Financial Covenants and Reporting.....................................................35

ARTICLE 2 - Loans................................................................................................36
         Section 2.1       Commitments...........................................................................36
         Section 2.2       Notes.................................................................................37
         Section 2.3       Repayment of Loans....................................................................38
         Section 2.4       Interest..............................................................................39
         Section 2.5       Borrowing Procedure...................................................................39
         Section 2.6       Optional Prepayments, Conversions and Continuations of Loans..........................40
         Section 2.7       Mandatory Prepayments.................................................................40
         Section 2.8       Minimum Amounts.......................................................................41
         Section 2.9       Certain Notices.......................................................................41
         Section 2.10      Use of Proceeds.......................................................................42
         Section 2.11      Fees..................................................................................44
         Section 2.12      Computations..........................................................................44
         Section 2.13      Termination or Reduction of Commitments...............................................45

ARTICLE 3 - Payments.............................................................................................45
         Section 3.1       Method of Payment.....................................................................45
         Section 3.2       Pro Rata Treatment....................................................................46
         Section 3.3       Sharing of Payments, Etc..............................................................46
         Section 3.4       Non-Receipt of Funds by the Administrative Agent......................................46
         Section 3.5       Taxes.................................................................................47
         Section 3.6       Withholding Tax Exemption.............................................................48
         Section 3.7       Reinstatement of Obligations..........................................................48
         Section 3.8       No Force Majeure, Disputes............................................................48

ARTICLE 4 - Yield Protection and Illegality......................................................................49
         Section 4.1       Additional Costs......................................................................49
         Section 4.2       Limitation on Types of Loans..........................................................50
         Section 4.3       Illegality............................................................................51
         Section 4.4       Treatment of Affected Loans...........................................................51
         Section 4.5       Compensation..........................................................................52
         Section 4.6       Capital Adequacy......................................................................52
         Section 4.7       Additional Interest on Eurodollar Loans...............................................52
         Section 4.8       Replacement of Lenders................................................................53

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page i

ARTICLE 5 - Security.............................................................................................53
         Section 5.1       Collateral............................................................................53
         Section 5.2       Guaranties............................................................................54
         Section 5.3       Super Holdings and New Subsidiaries; Additional Capital Stock.........................54
         Section 5.4       Mortgaged Properties; Landlord Subordinations or Waivers..............................55
         Section 5.5       Setoff................................................................................57
         Section 5.6       Further Assurances....................................................................57

ARTICLE 6 - Conditions Precedent.................................................................................57
         Section 6.1       Initial Extension of Credit...........................................................57
         Section 6.2       All Extensions of Credit..............................................................61
         Section 6.3       Closing Certificates..................................................................64

ARTICLE 7 - Representations and Warranties.......................................................................64
         Section 7.1       Existence, etc........................................................................64
         Section 7.2       Financial Statements..................................................................64
         Section 7.3       Corporate Action; No Breach...........................................................65
         Section 7.4       Operation of Business; Licenses.......................................................65
         Section 7.5       Intellectual Property.................................................................66
         Section 7.6       Litigation and Judgments..............................................................66
         Section 7.7       Rights in Properties; Liens...........................................................66
         Section 7.8       Enforceability........................................................................67
         Section 7.9       Approvals.............................................................................67
         Section 7.10      Debt..................................................................................67
         Section 7.11      Taxes.................................................................................67
         Section 7.12      Margin Securities.....................................................................68
         Section 7.13      ERISA.................................................................................68
         Section 7.14      Disclosure............................................................................68
         Section 7.15      Loan Parties; Capitalization..........................................................69
         Section 7.16      Compliance with Laws..................................................................69
         Section 7.17      Investment Company Act................................................................69
         Section 7.18      Public Utility Holding Company Act....................................................69
         Section 7.19      Environmental Matters.................................................................70
         Section 7.20      Year 2000 Compliance..................................................................71
         Section 7.21      Labor Disputes and Acts of God........................................................71
         Section 7.22      Material Contracts....................................................................71
         Section 7.23      Bank Accounts.........................................................................72
         Section 7.24      Outstanding Securities................................................................72
         Section 7.25      Solvency..............................................................................72
         Section 7.26      Employee Matters......................................................................72
         Section 7.27      Insurance.............................................................................72
         Section 7.28      Common Enterprise.....................................................................72
         Section 7.29      Reorganization Transactions.  ........................................................72
         Section 7.30      Supply Agreement......................................................................72
         Section 7.31      Holdings Public Offering and Holdings Senior Note Issuance............................73

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page ii

         Section 7.32      New Subsidiary Transactions.  ........................................................73
         Section 7.33      Consent to Change of Control from Sprint.  ...........................................73

ARTICLE 8 - Affirmative Covenants................................................................................73
         Section 8.1       Reporting Requirements................................................................73
         Section 8.2       Maintenance of Existence; Conduct of Business.........................................77
         Section 8.3       Maintenance of Properties and Permits.................................................77
         Section 8.4       Taxes and Claims......................................................................78
         Section 8.5       Insurance.............................................................................78
         Section 8.6       Inspection Rights.....................................................................79
         Section 8.7       Keeping Books and Records.............................................................80
         Section 8.8       Compliance with Laws..................................................................80
         Section 8.9       Compliance with Agreements............................................................80
         Section 8.10      Further Assurances....................................................................80
         Section 8.11      ERISA.................................................................................81
         Section 8.12      Interest Rate Protection..............................................................81
         Section 8.13      Sprint Agreements. ...................................................................81
         Section 8.14      Non-Consolidation.....................................................................81
         Section 8.15      Year 2000 Compliance..................................................................81
         Section 8.16      Trade Accounts Payable................................................................82
         Section 8.17      Delivery of Certain Amendments and Material Contracts.................................82
         Section 8.18      Ownership of Operating Assets.........................................................82
         Section 8.19      [Intentionally omitted]...............................................................82
         Section 8.20      Certain Agreements....................................................................82

ARTICLE 9 - Negative Covenants...................................................................................83
         Section 9.1       Debt.  ...............................................................................83
         Section 9.2       Limitation on Liens...................................................................84
         Section 9.3       Mergers, Etc..........................................................................84
         Section 9.4       Restricted Payments...................................................................84
         Section 9.5       Investments...........................................................................86
         Section 9.6       Limitation on Issuance of Capital Stock...............................................87
         Section 9.7       Transactions with Affiliates..........................................................87
         Section 9.8       Disposition of Property...............................................................87
         Section 9.9       Sale and Leaseback....................................................................88
         Section 9.10      Lines of Business.....................................................................88
         Section 9.11      Environmental Protection..............................................................89
         Section 9.12      Intercompany Transactions.............................................................89
         Section 9.13      Management Fees.......................................................................90
         Section 9.14      Supply Agreement......................................................................90
         Section 9.15      Modification of Certain Agreements....................................................90
         Section 9.16      ERISA.................................................................................90
         Section 9.17      Sprint PCS Fees.......................................................................91
         Section 9.18      No Prepayment of Debt, Etc............................................................91

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page iii

ARTICLE 10 - Financial Covenants.................................................................................92
         Section 10.1      Total Debt to Total Capitalization....................................................92
         Section 10.2      Total Debt  to Annualized EBITDA......................................................92
         Section 10.3      Annualized EBITDA.....................................................................92
         Section 10.4      Fixed Charge Coverage.................................................................92
         Section 10.5      Capital Expenditures..................................................................92
         Section 10.6      Quarterly Minimum Revenue Levels......................................................93
         Section 10.7      Wireless Subscribers..................................................................93
         Section 10.8      Operating Leases......................................................................93

ARTICLE 11 - Default.............................................................................................93
         Section 11.1      Events of Default.....................................................................93
         Section 11.2      Remedies..............................................................................96
         Section 11.3      Performance by the Administrative Agent, etc..........................................97

ARTICLE 12 - The Administrative Agent............................................................................97
         Section 12.1      Appointment, Powers and Immunities....................................................97
         Section 12.2      Rights of Administrative Agent as a Lender............................................98
         Section 12.3      Defaults..............................................................................99
         Section 12.4      INDEMNIFICATION.......................................................................99
         Section 12.5      Independent Credit Decisions.........................................................100
         Section 12.6      Several Commitments..................................................................100
         Section 12.7      Successor Administrative Agent.......................................................101

ARTICLE 13 - Miscellaneous......................................................................................101
         Section 13.1      Expenses.............................................................................101
         Section 13.2      INDEMNIFICATION......................................................................102
         Section 13.3      Limitation of Liability..............................................................103
         Section 13.4      No Duty..............................................................................103
         Section 13.5      No Fiduciary Relationship............................................................103
         Section 13.6      Equitable Relief.....................................................................103
         Section 13.7      No Waiver; Cumulative Remedies.......................................................103
         Section 13.8      Successors and Assigns...............................................................104
         Section 13.9      Survival.............................................................................107
         Section 13.10     ENTIRE AGREEMENT.....................................................................107
         Section 13.11     Amendments...........................................................................108
         Section 13.12     Maximum Interest Rate................................................................108
         Section 13.13     Notices..............................................................................109
         Section 13.14     GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS........................110
         Section 13.15     Counterparts.........................................................................110
         Section 13.16     Severability.........................................................................110
         Section 13.17     Headings.............................................................................110
         Section 13.18     Construction.........................................................................110
         Section 13.19     Independence of Covenants............................................................111

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page iv

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
         Section 13.20     Confidentiality......................................................................111
         Section 13.21     WAIVER OF JURY TRIAL.................................................................112
         Section 13.22     Approvals and Consent................................................................112
         Section 13.23     Service of Process...................................................................112
         Section 13.24     Reaffirmation of Supply Agreement....................................................112
         Section 13.25     Amendment and Restatement of the First Restated Credit Agreement.....................112
         Section 13.26     Assignments of First Restated Loans..................................................113
         Section 13.27     No Requirement of Assumption or Payment of Another Person's Debt.....................113
















SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page v

                                INDEX TO EXHIBITS
                                -----------------

Exhibit A        -  Form of Assignment and Acceptance
Exhibit B-1      -  Form of Tranche A Note
Exhibit B-2      -  Form of Tranche B Note
Exhibit B-3      -  Form of Tranche C Note
Exhibit C        -  Form of Notice of Borrowings, Conversions, Continuations and
                    Prepayments
Exhibit D        -  Form of Compliance Certificate
Exhibit E        -  Form of Permitted Third-Party Expenses Borrowing Base Report
Exhibit F        -  Form of Subordinated Promissory Note



                               INDEX TO SCHEDULES
                               ------------------

Schedule 1.1(a)  -  Permitted Holders
Schedule 1.1(b)  -  Certain Permitted Liens
Schedule 1.1(c)  -  Service Area (Basic Trading Areas)
Schedule 5.4     -  Information regarding Leases
Schedule 7.4     -  Permits, Franchises and Authorizations required by
                    Governmental Requirements or issued by Governmental Authorities
Schedule 7.5     -  Intellectual Property
Schedule 7.6     -  Litigation, Etc.
Schedule 7.7     -  Real Property
Schedule 7.10    -  Existing Debt
Schedule 7.13    -  Plans
Schedule 7.15    -  Subsidiaries; Capitalization
Schedule 7.22    -  Material Contracts
Schedule 7.23    -  Bank Accounts
Schedule 7.26    -  Employee Matters
Schedule 7.27    -  Insurance
Schedule 8.15    -  Year 2000 Compliance
Schedule 9.5     -  Certain Investments
Schedule 10.1    -  Total Debt to Total Capitalization
Schedule 10.2    -  Total Debt to Annualized EBITDA
Schedule 10.3    -  Annualized EBITDA
Schedule 10.4    -  Fixed Charge Coverage
Schedule 10.5    -  Capital Expenditures
Schedule 10.6    -  Quarterly Minimum Revenue Levels
Schedule 10.7    -  Wireless Subscribers



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page vi

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                  --------------------------------------------

     THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 23, 2000, is by and among ALAMOSA PCS, INC. (the "Borrower"), a Delaware corporation, ALAMOSA PCS HOLDINGS, INC. ("Holdings"), a Delaware corporation, TEXAS TELECOMMUNICATIONS, LP ("Alamosa Texas"), a Texas limited partnership, ALAMOSA WISCONSIN LIMITED PARTNERSHIP ("Alamosa Wisconsin"), a Wisconsin limited partnership, ALAMOSA WISCONSIN GP, LLC ("Alamosa Wisconsin GP"), a Wisconsin limited liability company, ALAMOSA DELAWARE GP, LLC ("Alamosa Texas GP"), a Delaware limited liability company, ALAMOSA FINANCE, LLC ("Alamosa Finance"), a Delaware limited liability company, ALAMOSA LIMITED, LLC ("Alamosa Texas LP"), a Delaware limited liability company, each of the lending entities which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto as a lender or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"), and EXPORT DEVELOPMENT CORPORATION, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS:
                                    ---------

     A. The Borrower is a party to that certain Amended and Restated Credit Agreement dated as of February 8, 2000, among the Borrower, the lenders named therein (including Nortel Networks Inc., the "First Restated Lenders") and Nortel Networks Inc. as administrative agent (the "First Restated Administrative Agent") for itself and such lenders (the "First Restated Credit Agreement") pursuant to which the Borrower was provided advancing term loan facilities in the aggregate principal amount of $250,000,000. Certain loans remain outstanding under the First Restated Credit Agreement.

     B. Prior to (and, in certain cases, substantially concurrently with) the First Restated Closing Date, the following transactions occurred (collectively the "Reorganization Transactions"):

     (i) Holdings was incorporated and organized (but no Capital Stock of Holdings was initially issued);

     (ii) the Original Borrower formed and organized (a) Alamosa Wisconsin GP, the general partner of Alamosa Wisconsin, (b) Alamosa Wisconsin, (c) Alamosa Texas GP, the general partner of Alamosa Texas, and (d) Alamosa Texas;

     (iii) the Original Borrower formed and organized the Borrower as a wholly-owned subsidiary of the Original Borrower;

     (iv) Holdings issued 100 shares of its common stock to the Original Borrower, with the effect that Holdings became a wholly-owned subsidiary of the Original Borrower;

     (v) the Original Borrower contributed 1% of its assets (other than its Wisconsin assets) to Alamosa Texas GP and 99% of its assets (other than its Wisconsin assets) to Alamosa Texas, and Alamosa Texas GP contributed all of its assets to Alamosa Texas;

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 1

     (vi) the Original Borrower contributed 1% of its Wisconsin assets to Alamosa Wisconsin GP and 99% of its Wisconsin assets to Alamosa Wisconsin, and Alamosa Wisconsin GP contributed all of its assets to Alamosa Wisconsin;

     (vii) the Original Borrower converted from a Texas limited liability company to a Texas corporation using the name "Alamosa PCS Holdings, Inc." ("Texas Holdings");

     (viii) Texas Holdings contributed to the Borrower (a) 100% of the limited liability company interests in Alamosa Texas GP, (b) 100% of the limited liability company interests in Alamosa Wisconsin GP, (c) 99% of the limited partnership interests in Alamosa Texas, and (d) 98.75% of the limited partnership interests in Alamosa Wisconsin and, in connection with the foregoing contributions of assets, the Borrower assumed all of the Original Obligations;

     (ix) Texas Holdings merged with and into Holdings, with Holdings being the surviving entity in such merger; and

     (x) in connection with each of the aforesaid contributions and/or transfers of assets, such assets were contributed and/or transferred subject to the security interests in such assets previously granted by the Original Borrower to the Original Administrative Agent in connection with the Original Credit Agreement.

     C. The Borrower, Alamosa Texas and Alamosa Wisconsin are parties to various agreements with Sprint PCS relating to the construction and operation of PCS systems in the Service Area.

     D. Substantially concurrently with the First Restated Closing Date, each of the Holdings Public Offering was completed and the Holdings Senior Notes were issued and, in connection therewith, not less than $210,000,000 of the net cash proceeds thereof were received by Holdings and contributed by Holdings as equity to the capital of the Borrower and, as a result thereof and as a result of any other contributions to the equity capital of Holdings and the Borrower prior to the First Restated Closing Date (as hereinafter defined), the total contributed equity capital of the Borrower as of the First Restated Closing Date was not less than $250,000,000.

     E. Prior to the Closing Date, the following transactions occurred (collectively, the "New Subsidiary Transactions"):

     (i) The Borrower formed and organized Alamosa Finance and Alamosa Texas LP, each of which entities became direct, wholly-owned Subsidiaries of the Borrower; and

     (ii) The Borrower contributed to Alamosa Texas LP all of the Borrower's limited partnership interests in Alamosa Texas.

     F. Nortel Networks has, immediately prior hereto but substantially concurrently herewith, assigned the entirety of its loans and commitments under the First Restated Credit Agreement to EDC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 2

     G. In connection with the New Subsidiary Transactions and the assignment referred to in Recital F preceding, the Borrower desires to amend and restate the advancing term loan facilities under the First Restated Credit Agreement and to obtain advancing term loan facilities in the aggregate principal amount of $175,000,000 to finance a portion of its costs to construct and operate such PCS systems.

     H. The Lender(s) identified on the signature pages of this Agreement desire to provide such credit facilities with the assistance of the Administrative Agent upon and subject to the terms and provisions contained in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions
                                   -----------

     Section 1.1 Definitions, etc. As used in this Agreement, the following terms shall have the following meanings:

     "Additional Costs" means as specified in Section 4.1(a).

     "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one percent) determined by the Administrative Agent to be equal to (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period divided by (b) one minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

     "Adjusted Net Income" means for any period, Consolidated Net Income less (without duplication) to the extent that any of the following shall have been included in Consolidated Net Income for such period (a) any net gain or loss arising from the sale of capital assets, (b) any net gain or loss arising from any write-up or write-down of assets, (c) earnings or losses of any other Person, substantially all of the assets of which have been acquired by the Borrower or a Consolidated Subsidiary of the Borrower in any manner, to the extent that such earnings or losses were realized by such other Person prior to the date of such acquisition, (d) earnings or losses of any Person (other than a Consolidated Subsidiary of the Borrower) in which the Borrower or a Consolidated Subsidiary has an ownership interest, unless such earnings have actually been received by the Borrower or such Consolidated Subsidiary in the form of cash distributions, and (e) any net gain or loss arising from the acquisition of any securities of the Borrower or a Consolidated Subsidiary of the Borrower.

     "Administrative Agent" means as specified in the introductory paragraph of this Agreement.

     "Administrative Agent's Letter" means the letter agreement dated as of June 23, 2000 between the Administrative Agent and the Borrower.

     "Advances" means the Loans made under this Agreement.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 3

     "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, such first Person, (b) that directly or indirectly beneficially owns or holds ten percent or more of any class of voting Capital Stock of such first Person, or (c) ten percent or more of the voting Capital Stock of which is directly or indirectly beneficially owned or held by such first Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of the Loan Documents, neither the Administrative Agent nor any Lender shall be deemed to be an Affiliate of the Borrower or any of its Subsidiaries.

     "Agent-Related Person" means any Affiliate, officer, director, employee, attorney or agent of the Administrative Agent (other than a Loan Party).

     "Aggregate Commitments" means, as to all Lenders, the Tranche A Commitments, Tranche B Commitments and Tranche C Commitments.

     "Agreement" means this Agreement and any and all amendments, modifications, supplements, renewals, extensions or restatements hereof.

     "Alamosa Finance" means as specified in the initial paragraph of this Agreement.

     "Alamosa Texas" means as specified in the initial paragraph of this Agreement.

     "Alamosa Texas GP" means as specified in the initial paragraph of this Agreement.

     "Alamosa Texas LP" means as specified in the initial paragraph of this Agreement.

     "Alamosa Wisconsin" means as specified in the initial paragraph of this Agreement.

     "Alamosa Wisconsin GP" means as specified in the initial paragraph of this Agreement.

     "Amortization Commencement Date" means the earlier to occur of (a) August 8, 2002, or (b) February 8, 2001, if less than $50,000,000 in aggregate principal amount of the Loans has been advanced as of such date (regardless of the outstanding principal amount of the Loans as of such date and exclusive of the aggregate principal amount of the Original Loans that were previously advanced other than the Original Loans which are, in accordance with Section 2.1, deemed to be outstanding as Loans hereunder).

     "Annualized EBITDA" means, for the applicable period, EBITDA for the two most recently completed fiscal quarters multiplied by two.

     "Applicable Lending Office" means for each Lender and each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

Acceptance executed by it) or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Administrative Agent as the office by which its Loans of such Type are to be made and maintained.

     "Applicable Margin" means the rate per annum equal to (a) with respect to each Base Rate Loan, two and three-quarters of one percent (2.75%) and (b) with respect to each Eurodollar Loan, three and three-quarters of one percent (3.75%).

     "Approved 2000 Reorganization Transactions" means the following transactions which are contemplated to occur:

     (a) on June 23, 2000, Holdings formed (and hereafter will organize) Alamosa Operations, Inc., a Delaware corporation, as a wholly-owned subsidiary of Holdings for the purpose of advancing loans to Alpha LLC, and Beta LLC or their affiliates (such as the owners) (the identities of which entities have been separately disclosed by the Borrower to the Administrative Agent, the "Target LLCs") to fund the Target LLCs' operations, in an aggregate amount not to exceed the amount of Holdings Unrestricted Cash plus cash from one or more Targets, funds for which will be contributed by Holdings to Alamosa Operations, Inc. from Holdings Unrestricted Cash and possibly from one or more Target LLCs;

     (b) the Target LLCs will each form a holding company LLC (Alpha Holdings LLC, and Beta Holdings LLC);

     (c) Holdings will form and organize Super Holdings;

     (d) Super Holdings will form and organize Alamosa Sub I, Inc. ("Sub I"), a Delaware corporation;

     (e) the following will occur in simultaneous transactions:

         (i) (A) Sub I will merge with and into Holdings, with Holdings being the surviving entity in such merger, and (B) the shareholders of Holdings will receive Capital Stock of Super Holdings in exchange for their Capital Stock of Holdings;

         (ii) (A) Alpha Holdings LLC will merge with and into Super Holdings, with Super Holdings being the surviving entity in such merger, and (B) the owners of Alpha Holdings LLC will receive Capital Stock of Super Holdings or cash, or both, from Super Holdings (from Holdings Unrestricted Cash or from cash generated by the Target LLCs) in exchange for their membership interests in Alpha Holdings LLC;

         (iii) (A) Beta Holdings LLC will merge with and into Super Holdings, with Super Holdings being the surviving entity in such merger, and (B) the owners of Beta Holdings LLC will receive Capital Stock of Super Holdings or cash, or both, from Super Holdings (from Holdings Unrestricted Cash or from cash generated by the Target LLCs) in exchange for their membership interests in Beta Holdings LLC; and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 5

     (f) following the transactions set forth in clause (e) above, (i) the former Alpha LLC members and the former Beta LLC members shall not hold more than 35% of the outstanding Capital Stock of Super Holdings and (ii) Super Holdings shall own 100% of the outstanding Capital Stock of Holdings.

     (g) Super Holdings will form and organize New Holdings LLC, a Delaware limited liability company, which will be a wholly-owned subsidiary of Super Holdings. Super Holdings will contribute 100% of its ownership interests in Alpha LLC and Beta LLC to New Holdings LLC in exchange for all of the ownership interests in New Holdings LLC.

     "Approved Fund" means (a) with respect to any Lender which is a fund primarily engaged in making, purchasing or otherwise investing in commercial loans, any other fund which is primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business and which is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor or (b) any other entity which has been approved by the Required Lenders and which is (or which is managed by a manager which manages funds which are) primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business; provided, however, that Approved Fund shall not include any Affiliate of the Borrower.

     "Approved Services Agreement" means one or more services agreements, each in form and substance reasonably satisfactory to the Administrative Agent, contemplated to be entered into in connection with the Approved 2000 Reorganization Transactions, pursuant to which personnel of Holdings and other Loan Parties, as appropriate, would provide management services relating to operations, sales and marketing and customer care, billing and other services, in each case for the entities contemplated to be acquired by a new parent entity of Holdings that is contemplated to be formed in connection with the Approved 2000 Reorganization Transactions.

     "Approved Subordinated Debt" means all Debt which is unsecured and which is structurally or contractually subordinated, as to payment, to the payment of the Loans and other Obligations on terms, and pursuant to agreements in form and substance, satisfactory to, and approved in writing by, the Administrative Agent and the Required Lenders.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 6

     "Approved Subordinated Debt Documents" means any and all agreements, documents and instruments now or hereafter evidencing or governing any Approved Subordinated Debt.

     "Asset Disposition" means the disposition of any or all of the Property of any Loan Party, other than a disposition of Capital Stock of an Unrestricted Subsidiary, whether by sale, lease, transfer, assignment, condemnation or otherwise, but excluding (a) sales of inventory in the ordinary course of business, (b) the grant of a Lien as security, (c) any involuntary disposition resulting from casualty damage to Property, and (d) dispositions of equipment if and to the extent that the equipment disposed of is, concurrently therewith, exchanged or replaced by equipment of equal or greater value.

     "Assignee" means as specified in Section 13.8(b).

     "Assigning Lender" means as specified in Section 13.8(b).

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and its Assignee and accepted by the Administrative Agent pursuant to Section 13.8(e), in substantially the form of Exhibit A hereto.

     "Availability" means, as of any date of determination, the lesser of (a) the unused amount of the Commitments or (b) the sum of (i) 150% of the amount paid by the Borrower and its Subsidiaries to Nortel Networks for Nortel Networks Goods and Services for the Service Area Network plus (ii) the unused amount of the Tranche C Commitments.

     "Bankruptcy Code" means as specified in Section 11.1(e).

     "Base Rate" means, at any time, the greater of (a) the rate of interest per annum then most recently announced or established by the Reference Bank at its principal office in New York City as its highest commercial prime or base rate then in effect, or (b) the Federal Funds Rate then in effect plus one-half of one percent (0.50%). The Base Rate may not necessarily be the lowest rate of interest charged by the Reference Bank to its commercial borrowers. Each change in any interest rate provided for herein based upon the prime or base rate or the Federal Funds Rate resulting from a change in the prime or base rate or the Federal Funds Rate, respectively, shall take effect without notice to the Borrower at the time of such change in the prime or base rate or the Federal Funds Rate, respectively.

     "Base Rate Loans" means Loans that bear interest at rates based upon the Base Rate.

     "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

     "Board of Directors" means (a) with respect to Holdings, the Borrower and any Subsidiary of the Borrower which is a corporation, the board of directors of Holdings, the Borrower or such Subsidiary of the Borrower, as applicable based upon the context in which such term appears, (b) with respect to Alamosa Texas and Alamosa Wisconsin, the general partner of Alamosa Texas and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 7

Alamosa Wisconsin, respectively, (c) with respect to Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP and Alamosa Finance, the manager of Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP and Alamosa Finance, respectively, and (d) with respect to any other Loan Party, the board of directors if such Loan Party is a corporation, the general partner if such Loan Party is a limited partnership, the managing partner if such Loan Party is a general partnership, or the manager if such Loan Party is a limited liability company or an analogous body, officer or representative which is the functional equivalent of the board of directors of a corporation if such Loan Party is another type of entity, in each case which body, officer or representative has the power and authority to authorize and effectuate the execution, delivery and performance of the Loan Documents and other actions to be taken by such Loan Party.

     "Board Resolution" means a resolution certified by the Secretary or an Assistant Secretary or analogous officer of any Loan Party, as applicable based upon the context in which such term appears, to have been duly adopted by the Board of Directors of such entity and to be in full force and effect on the date of such certification.

     "Borrower" means as specified in the initial paragraph of this Agreement.

     "BTA" means a Basic Trading Area for which a Basic Trading Area (BTA) license is issued by the FCC.

     "Build-out Plan" means the plan agreed upon by the Borrower and the Operating Subsidiaries and Sprint PCS, along with any modifications and updates to the plan, respecting the construction and design of the Service Area Network, a copy of which is attached as Exhibit 2.1 to the Sprint Management Agreements.

     "Business Day" means (a) any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York or Dallas, Texas, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods and notices in connection with Eurodollar Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Business Plan" means the Borrower's marketing and construction plans for the Service Area Network, budget and schedule as submitted to and approved by the Administrative Agent, including financial projections of the Borrower and its respective Consolidated Subsidiaries for the eight year period beginning on January 1, 2000, certified by the chief financial officer of the Borrower as being prepared generally in accordance with GAAP (except for the absence of footnotes), such construction plans giving effect to the Build-out Plan and such projections giving effect to the Debt to be incurred under this Agreement as well as the other Debt to be incurred by the Borrower and its Consolidated Subsidiaries during such period. Unless any amendment or modification thereto or replacement thereof is subsequently approved in accordance with this Agreement, the Business Plan identified as "Version 31D-1" shall be the Business Plan for purposes of this Agreement.

     "Capital Expenditures" means amounts paid or Debt incurred by the Borrower and/or any of its Subsidiaries in connection with the purchase or lease by any such Person or Persons of

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 8

Property that would be required to be capitalized and shown on the balance sheet of such Person or Persons in accordance with GAAP.

     "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are classified as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "Capital Stock" means corporate stock and any and all securities, shares, partnership interests, limited partnership interests, limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership or another entity) and includes, without limitation, securities convertible into Capital Stock and rights, warrants or options to acquire Capital Stock.

     "Change in Control" means the existence or occurrence of any of the following: (a) any of the Capital Stock of the Borrower is owned by any Person other than Holdings; (b) any Capital Stock of any Subsidiary of the Borrower is owned directly or indirectly by any Person other than the Borrower, provided, that with respect to (i) Alamosa Texas, up to one percent of its ownership interests may be owned by Alamosa Texas GP and up to ninety-nine percent of its ownership interests may be owned by Alamosa Texas LP and (ii) with respect to Alamosa Wisconsin, up to one percent of its ownership interests may be owned by Alamosa Wisconsin GP and up to three percent of its limited partnership interests may be owned by Wisconsin telephone companies, in each case (i.e., as to each of clauses (i) and (ii) preceding) without a Change in Control resulting from such ownership by other than the Borrower; (c) any Person or two or more Persons (other than the Permitted Holders and other than Super Holdings in connection with the consummation of the Approved 2000 Reorganization Transactions) acting as a group (as defined in Section 13d-3 of the Exchange
Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of 35% or more of the outstanding shares of Voting Stock of Holdings; (d) individuals who, as of the Closing Date, constitute the Board of Directors of Holdings (the "Holdings Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Holdings; provided, however, that any individual becoming a director of Holdings subsequent to the Closing Date whose election, or nomination for election by Holdings' shareholders was approved by a vote of at least a majority of the directors then comprising the Holdings Incumbent Board shall be considered as though such individual were a member of the Holdings Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors of Holdings; (e) the consummation of any transaction, other than the Approved 2000 Reorganization Transactions pursuant to which Super Holdings will acquire one hundred percent (100%) of the Capital Stock of Holdings, the result of which is that any Person or group beneficially owns ten percent (10%) or more of the outstanding shares of Voting Stock of Holdings and more of the Voting Stock of Holdings than is beneficially owned, in the aggregate, by the Permitted Holders; (f) any Person or two or more Persons (other than the Permitted Holders) acting as a group (as defined in Section 13d-3 of the Exchange Act) shall have acquired beneficial ownership (within the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 9 meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of 35% or more of the outstanding shares of Voting Stock of Super Holdings; or (g) the consummation of any transaction the result of which is that any Person or group beneficially owns ten percent (10%) or more of the outstanding shares of Voting Stock of Super Holdings and more of the Voting Stock of Super Holdings than is beneficially owned, in the aggregate, by the Permitted Holders.

     "Closing Date" means the date of this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

     "Collateral" means all Property of any Person of any nature whatsoever upon which a Lien is created or purported to be created by any Loan Document as security for the Obligations or any portion thereof.

     "Commitment Percentage" means, as to any Lender and as to the Tranche A Commitments, the Tranche B Commitments, the Tranche C Commitments or the Aggregate Commitments (as applicable based upon the context in which such term is used), the percentage equivalent of a fraction, the numerator of which is the amount of the outstanding Tranche A Commitments, Tranche B Commitments, Tranche C Commitments or the Aggregate Commitments (as applicable) of such Lender (or, if such applicable commitment has terminated or expired, the outstanding principal amount of Tranche A Loans, Tranche B Loans, Tranche C Loans or Loans, respectively, of such Lender) and the denominator of which is the aggregate amount of the outstanding Tranche A Commitments, Tranche B Commitments, Tranche C Commitments or Aggregate Commitments (as applicable) of all Lenders (or, if such applicable commitments have terminated or expired, the aggregate outstanding principal amount of Tranche A Loans, Tranche B Loans, Tranche C Loans or Loans, respectively, of all Lenders), as adjusted from time to time in accordance with Section 13.8.

     "Commitments" means, as to any Lender, such Lender's Tranche A Commitment, Tranche B Commitment and Tranche C Commitment.

     "Communications Act" means the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

     "Consent and Agreement (Alamosa Texas)" means that certain Amended and Restated Consent and Agreement dated as of February 8, 2000, among Sprint Spectrum, SprintCom, Inc., Sprint Communications Company, L.P., Cox Communications PCS, L.P., Cox PCS License, LLC, WirelessCo, L.P. and the Original Administrative Agent, as acknowledged, consented and agreed to by the Borrower and the Operating Subsidiaries and certain other Loan Parties, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof (including, without limitation, the Supplemental Acknowledgment, Consent and Agreement of Guarantors dated as of February 10, 2000, executed by Alamosa Texas LP and Alamosa Finance, and the Amended and Restated Acknowledgment, Consent and Agreement of the Borrower and Affiliate dated as of June 23, 2000).

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 10

     "Consent and Agreement (Alamosa Wisconsin)" means that certain Consent and Agreement dated as of February 8, 2000, among Sprint Spectrum, WirelessCo, L.P., Sprint Communications Company, L.P. and the Original Administrative Agent, as acknowledged, consented and agreed to by the Borrower and the Operating Subsidiaries and certain other Loan Parties, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof (including, without limitation, the Supplemental Acknowledgment, Consent and Agreement of Guarantors dated as of February 10, 2000, executed by Alamosa Texas LP and Alamosa Finance, and the Amended and Restated Acknowledgment, Consent and Agreement of the Borrower and Affiliate dated as of June 23, 2000).

     "Consents and Agreements" means the Consent and Agreement (Alamosa Texas) and the Consent and Agreement (Alamosa Wisconsin).

     "Consolidated Fixed Charges" means, for any period, the sum of (a) Consolidated Interest Expense for the Borrower and its Consolidated Subsidiaries paid or payable in cash during such period (excluding interest accrued on the Loans on or before the second anniversary of the Closing Date which has been paid by the Borrower with the proceeds of Tranche C Loans), plus (b) all scheduled payments (as such scheduled payments are reduced by application of any prepayments) of principal with respect to the Loans and other outstanding Debt during such period, plus (c) taxes of the Borrower and its Consolidated Subsidiaries paid or payable in cash during such period, plus (d) the scheduled amount paid or payable by the Borrower and its Consolidated Subsidiaries during such period on account of Capital Expenditures.

     "Consolidated Interest Expense" means, for any period, all interest on Debt of the Borrower and its Consolidated Subsidiaries paid in cash during such period, including the interest portion of payments under Capital Lease Obligations.

     "Consolidated Net Income" means, for any period, the net income (or loss) of the Borrower and its Consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Subsidiary" means, with respect to any Person, any Subsidiary the financial attributes of which would be consolidated with those of such Person in the consolidated financial statements of such Person in accordance with GAAP.

     "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.6 of a Eurodollar Loan as a Eurodollar Loan of the same Type from one Interest Period to the next Interest Period.

     "Contract Rate" means as specified in Section 13.12(a).

     "Contributed Capital" means, as to any Person and as of any date of determination, the sum of (a) all equity contributions then made in cash or previously made in cash to such Person (including equity contributed on or before the Closing Date), minus (b) all Restricted Payments (in any form) then made or previously made by such Person to or for the benefit of any other Person.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 11

     "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.6 or Article 4 of one Type of Loan into the other Type of Loan.

     "Debt" means as to any Person at any time (without duplication): (a) all indebtedness, liabilities and obligations of such Person for borrowed money, (b) all indebtedness, liabilities and obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days, (d) all Capital Lease Obligations of such Person, (e) all Debt of others Guaranteed by such Person, (f) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (h) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of Capital Stock of such Person, (i) all indebtedness, liabilities and obligations of such Person under Interest Rate Protection Agreements, and (j) all indebtedness, liabilities and obligations of such Person in respect of unfunded vested benefits under any pension plans.

     "Debt Service Coverage Ratio" means, as of the end of any calendar quarter, the ratio of (a) Annualized EBITDA for the period ended as of the end of such calendar quarter, exclusive of EBITDA attributable to tower sales, to (b) the sum of (i) Consolidated Interest Expense for the four calendar quarter period ended as of the end of such calendar quarter plus (ii) the aggregate amount of all principal payments on Debt paid or due and owing during such four calendar quarter period.

     "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

     "Default Rate" means, in respect of any principal of any Loan at all times during which any Default has occurred and is continuing or in respect of any other amount payable by the Borrower under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period of such Default or during the period commencing on the due date of such other amount until such other amount is paid in full, respectively, equal to the lesser of (a) the sum of three percent (3.00%) plus the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans or (b) the Maximum Rate; provided, however, that if such amount in default is principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, the lesser of the rate per annum equal to (i) the sum of three percent (3.00%) plus the interest rate for such Eurodollar Loan for such Interest Period as provided in clause (ii) of Section 2.4(a) hereof or (ii) the Maximum Rate and, thereafter, the rate provided for above in this definition.

     "Deposit Bank Acknowledgment" means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among a depository bank, the Administrative Agent and the applicable Loan Party that owns a deposit account, pursuant to which such depository bank acknowledges that such deposit account and all proceeds thereof have been collaterally assigned by

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 12 such Loan Party to the Administrative Agent as security for the payment and performance of the Obligations and agrees to certain matters to facilitate the Administrative Agent's exercise of its rights and remedies in connection therewith.

     "Dollars" and "$" mean lawful money of the U.S.

     "EBITDA" means, for any period, without duplication, the sum of the following for the Borrower and its Consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a) Adjusted Net Income, plus (b) Consolidated Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Adjusted Net Income, plus (d) depreciation and amortization expense and other non-cash, non-tax items to the extent deducted in determining Adjusted Net Income, minus (e) non-cash income (or losses) to the extent included in determining Adjusted Net Income.

     "EDC" means Export Development Corporation, a corporation established by an Act of the Parliament of Canada and having its head office in Ottawa, Canada.

     "Eligible Assignee" means (a) any Lender or Affiliate of a Lender, (b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) which has been approved by the Administrative Agent as a Lender under this Agreement or (c) any Approved Fund; provided, however, that (i) Eligible Assignee shall not include any Affiliate of the Borrower and (ii) Eligible Assignee shall not include any business competitor of the Borrower or any Operating Subsidiary of the Borrower engaged in the same line of business as the Borrower or any Operating Subsidiary of the Borrower, respectively, except after the occurrence and during the continuance of an Event of Default.

     "Environmental Law" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of Hazardous Materials, including, without limitation as to U.S. laws, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (Section) 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986, 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, 42 U. S. C. (Section) 6901 et seq., the Occupational Safety and Health Act, 29 U S.C. (Section) 651 et seq., the Clean Air Act, 42 U.S.C. (Section) 7401 et seq., the Clean Water Act, 33 U. S. C. (Section) 1251 et seq., the Emergency Planning and Community Right to Know Act, 42 U. S. C. (Section) 11001 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (Section) 136 et seq., and the Toxic Substances Control Act, 15 U.S.C. (Section) 2601 et seq., and any state or local counterparts.

     "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 13

Person, whether based in contract, tort, implied or express warranty, strict liability or criminal, penal or civil statute, including, without limitation, any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

     "ERISA Affiliate" means any corporation or trade or business which is a member of a group of entities, organizations or employers of which a Loan Party is also a member and which is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

     "Eurodollar Loans" means Loans that bear interest at rates based upon the Eurodollar Rate or the Adjusted Eurodollar Rate.

     "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars in the approximate amount of the proposed Eurodollar Loan at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If such rate ceases to be available from Telerate News Service, the Eurodollar Rate shall be determined by the Administrative Agent in good faith from another financial reporting service, which service shall be reasonably acceptable to the Borrower.

     "Event of Default" has the meaning specified in Section 11.1.

     "Excess Cash Flow" means, for any fiscal year and without duplication, EBITDA for such fiscal year minus (a) taxes payable in cash for such fiscal year, (b) all principal and cash interest payments on Debt made during such fiscal year whether optional, mandatory or scheduled payments, (c) Capital Expenditures (but only to the extent paid in cash and not financed) made during such fiscal year, and (d) the aggregate amount of dividends paid by the Borrower to Holdings, and permitted to be paid by the Borrower to Holdings, in accordance with clause (c) of Section 9.4.

     "Excess Proceeds Amount" means as specified in Section 2.7(a).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

     "FCC" means the Federal Communications Commission and any successor agency.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent (1/16 of 1%)) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 14

Day and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate which would be charged to the Reference Bank on such day on such transactions as determined by the Administrative Agent.

     "First Restated Administrative Agent" means as specified in Recital A.

     "First Restated Closing Date" means February 8, 2000.

     "First Restated Credit Agreement" means as specified in Recital A.

     "First Restated Lenders" means as specified in Recital A.

     "First Restated Loans" means the loans made pursuant to, or deemed outstanding as loans under, the First Restated Credit Agreement.

     "First Restated Tranche A Loans" means the First Restated Loans which constituted "Tranche A Loans" under the First Restated Credit Agreement.

     "First Restated Tranche B Loans" means the First Restated Loans which constituted "Tranche B Loans" under the First Restated Credit Agreement.

     "First Restated Tranche C Loans" means the First Restated Loans which constituted "Tranche C Loans" under the First Restated Credit Agreement.

     "Former Members" means the former owners of membership interests in the Original Borrower.

     "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

     "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, Permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 15

     "Gross Revenues" means, for any period, gross revenues, determined on a consolidated basis, of the Borrower and its Consolidated Subsidiaries determined in accordance with GAAP for such period.

     "Gross Up Lender" means any Lender which requests a payment from the Borrower pursuant to Section 3.5, 4.1 or 4.6.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

     "Guarantors" means Holdings, each Subsidiary of Holdings, other than Unrestricted Subsidiaries of Holdings, at any time existing, each Subsidiary of the Borrower at any time existing and each other Person which has executed a Guaranty (each individually a "Guarantor" and collectively the "Guarantors").

     "Guaranty" means a guaranty agreement guaranteeing payment and performance of the Obligations in form and substance satisfactory to the Required Lenders executed by a Guarantor in favor of the Administrative Agent and the Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Hazardous Material" means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organisms, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, including, without limitation, asbestos, petroleum, underground storage tanks (whether empty or containing any substance) and polychlorinated biphenyls.

     "Holdings" means as specified in the initial paragraph of this Agreement.

     "Holdings Public Offering" means the initial public offering of the common stock of Holdings providing net cash proceeds to Holdings of at least $140,000,000, which Holdings Public Offering occurred on or about February 8, 2000.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 16

     "Holdings Senior Notes" means senior discount notes due 2010 issued by Holdings on or about February 8, 2000, that yielded gross proceeds at issuance of approximately $156,000,000, which notes are unsecured.

     "Holdings Senior Notes Documents" means any and all agreements, documents and instruments now or hereafter evidencing or governing the Holdings Senior Notes and includes, without limitation, the Holdings Senior Notes Indenture.

     "Holdings Senior Notes Event of Default" means an "Event of Default" as such term is defined in the Holdings Senior Note Indenture.

     "Holdings Senior Notes Indenture" means the Indenture dated as of February 8, 2000, among Holdings and Norwest Bank Minnesota, N.A., as trustee, which governs the Holdings Senior Notes.

     "Holdings Unrestricted Cash" means as such term is defined in subclause
(ii) to the proviso of clause (b) of Section 5.1.

     "Insurance Recovery" means, with respect to any Property of any Loan Party and any single occurrence or related occurrences with respect thereto, the receipt or constructive receipt by such Person, or the payment by an insurance company to the Administrative Agent, of proceeds of any such Property or casualty insurance.

     "Intellectual Property" means any U.S. or foreign patents, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

     "Interest Period" means, with respect to any Eurodollar Loan, each period commencing on the date such Loan is made or Converted from a Base Rate Loan or (if Continued) the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.9 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Maturity Date shall end on the Maturity Date; (c) no more than five Interest Periods for Eurodollar Loans shall be in effect at the same time; (d) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; and
(e) no Interest Period for a Loan may commence before, and end after, any principal payment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest Periods that end after such

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 17 principal payment date shall be equal to or less than the amount of the applicable Loans scheduled to be outstanding hereunder after such principal payment date.

     "Interest Rate Protection Agreements" means, with respect to the Borrower, an interest rate swap, cap or collar agreement or similar arrangement between the Borrower and one or more Lenders or other counterparties providing for the transfer or mitigation of interest rate risks either generally or under specified contingencies.

     "Investments" means as specified in Section 9.5.

     "Lender" and "Lenders" means as specified in the initial paragraph of this Agreement.

     "Lender-Related Person" means any Affiliate, officer, director, employee, attorney or agent of any Lender (other than a Loan Party).

     "Lien" means, with respect to any Property, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, hypothecation or other lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Loan Documents" means this Agreement, the Notes, the Guaranties, the Security Documents, the Administrative Agent's Letter, the Consents and Agreements, the Deposit Bank Acknowledgments and all other agreements, documents, instruments and certificates now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Loan Party" means any of Holdings, the Borrower, any Operating Subsidiary, any Subsidiary of Holdings other than an Unrestricted Subsidiary, any Subsidiary of the Borrower, any Guarantor (other than Super Holdings) or any Person who grants a Lien on any Property to secure the payment or performance of the Obligations or any portion thereof, and "Loan Parties" means all of such Persons.

     "Loans" means the Tranche A Loans, the Tranche B Loans and the Tranche C Loans, and "Loan" means any of such loans.

     "Material Adverse Effect" means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (a) the business, assets, financial condition, results of operations or prospects of Holdings and its Subsidiaries taken as a whole, the Borrower and its Subsidiaries taken as a whole, (b) the validity or enforceability of any of the Loan Documents or the Liens created or purported to be created thereby or the rights and/or remedies of the Administrative Agent and the Lenders thereunder,
(c) the ability of any Loan Party to pay and perform its indebtedness, liabilities and/or obligations under any of the Loan Documents, or (d) the value of Collateral available to the Administrative Agent and the Lenders after giving effect to Liens in favor of other Persons.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 18

     "Material Contracts" means, as to any Loan Party, (a) any Sprint Agreement and (b) any supply, purchase, service, employment, tax, indemnity, shareholder or other agreement or contract for which the aggregate amount or value of services performed or to be performed for or by, or funds or other Property transferred or to be transferred to or by, any such Person to such agreement or contract, or by which any such Person or any of its Properties is otherwise bound, during any fiscal year of the Borrower exceeds $1,000,000 (or the equivalent amount in any currency) and any and all amendments, modifications, supplements, renewals or restatements thereof.

     "Maturity Date" means the earlier to occur of (a) August 8, 2007 or (b) the fifth anniversary of the Amortization Commencement Date.

     "Maximum Rate" means, with respect to any Lender, the maximum non-usurious interest rate or an amount computed in reference to such rate (as applicable), if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the particular Obligations as to which such rate is to be determined, payable to such Lender pursuant to this Agreement or any other Loan Document, under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate.

     "Monthly Date" means the last day of each month of each year the first of which shall be June 30, 2000.

     "Mortgage" means a mortgage, deed of trust or other appropriate agreement, document or instrument evidencing or creating a Lien on real Property (and any related personal Property) as security for the Obligations or any portion thereof in form and substance satisfactory to the Administrative Agent executed by any Loan Party in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

     "Mortgaged Properties" means Properties in which a Lien has been granted or purported to be granted pursuant to a Mortgage.

     "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by or are required from any Loan Party or any ERISA Affiliate since 1974 and which is covered by Title IV of ERISA.

     "Net Proceeds" means, with respect to any Asset Disposition, (a) the gross amount of cash received by any Loan Party from such Asset Disposition, minus (b) the amount, if any, of all taxes paid or payable by such Loan Party directly resulting from such Asset Disposition (including the amount, if any, estimated by such Loan Party in good faith at the time of such Asset Disposition for taxes payable by such Loan Party on or measured by net income or gain resulting from such Asset Disposition), minus (c) the reasonable out-of-pocket costs and expenses incurred by such Loan Party

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 19 in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of a Loan Party) excluding any fees or expenses paid to an Affiliate of a Loan Party, minus (d) amounts applied to the repayment of indebtedness (other than the Obligations) secured by any Permitted Lien (if any) on the Property subject to the Asset Disposition. "Net Proceeds" with respect to any Asset Disposition shall also include proceeds (after deducting any amounts specified in clauses (b), (c) and (d) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain. "Net Proceeds" means, with respect to the Holdings Senior Notes and without duplication, (i) the gross amount of cash or cash equivalents plus the gross value of all other consideration received by Holdings or any of its Subsidiaries from the issuance of the Holdings Senior Notes, minus (ii) the out-of-pocket costs and expenses incurred by Holdings in connection with such issuance of the Holdings Senior Notes (including any underwriting fees) excluding any fees or expenses paid to an Affiliate of Holdings which are in excess of those that would be paid or payable in connection with an arms' length transaction with a Person who is not an Affiliate of Holdings.

     "New Advance Date" means the initial date upon which all conditions precedent to the obligations of the Lenders to make Loans hereunder (other than the Original Loans deemed outstanding hereunder as of the Closing Date as provided in Section 2.1) specified in Article 6 hereof have been satisfied in full and, as a result thereof, the initial Loans (other than the Original Loans deemed outstanding hereunder as of the Closing Date as provided in Section 2.1) are made hereunder; provided, however, that the New Advance Date shall not be prior to the Closing Date.

     "New Areas" means, as of any date of determination, those portions of the Service Area not covered by the then-existing Build-out Plan that Sprint PCS or the Borrower decides should be built-out.

     "New Subsidiary Transactions" means as specified in Recital E.

     "Nortel Networks" means Nortel Networks Inc., a Delaware corporation.

     "Nortel Networks Equipment" means all hardware, software and equipment (including fixtures) manufactured, sold or otherwise provided to the Borrower or any other Subsidiary of the Borrower by Nortel Networks and/or Nortel Networks Corporation, including, without limitation, all equipment sold to the Borrower or a Subsidiary of the Borrower pursuant to the Supply Agreement and all Nortel Networks Software.

     "Nortel Networks Goods and Services" means (a) Nortel Networks Equipment and related software (including Nortel Networks Software), (b) sales, installation and commissioning of Nortel Networks Equipment and related software (including Nortel Networks Software), and (c) project management, system design and services performed by personnel of Nortel Networks and/or Nortel Networks Corporation.

     "Nortel Networks Software" means any and all software sold or licensed by Nortel Networks and/or Nortel Networks Corporation to the Borrower or any Subsidiary of the Borrower, including,


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 20 without limitation, all source code and object code and all manuals and other documentation relating thereto and each copy thereof regardless of the media in which they are stored.

     "Noteholders" means the holders of the Holdings Senior Notes.

     "Notes" means the Tranche A Notes, the Tranche B Notes and the Tranche C Notes, in the form of Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, hereto, made by the Borrower evidencing the Loans and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof and all substitutions therefor (including promissory notes issued by the Borrower pursuant to Section 13.8), and "Note" means any such promissory note.

     "Notice of Borrowing" means as specified in Section 2.9.

     "Obligations" means any and all (a) indebtedness, liabilities and obligations of the Borrower or any other Loan Party to the Administrative Agent and the Lenders, or any of them, evidenced by and/or arising pursuant to any of the Loan Documents (including, without limitation, this Agreement and the Notes), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, (i) the obligations of the Borrower or any other Loan Party to repay the Loans, to pay interest on the Loans (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Loan Documents and (ii) the indebtedness constituting the Loans and such interest, fees, indemnities, costs and expenses, and (b) indebtedness, liabilities and obligations of the Borrower or any other Loan Party under any and all Interest Rate Protection Agreements that it may enter into with any Lender with the prior written consent of the Administrative Agent and the Required Lenders.

     "Operating Assets" means the "Operating Assets" as such term is defined or used in any Sprint Management Agreement, which term includes the assets owned by the Borrower or a Subsidiary of the Borrower constituting a part of the Service Area Network.

     "Operating Lease" means, as to any Person, a lease of (or other agreement conveying the right to use) real and/or personal Property, provided that the obligations thereunder are not required to be capitalized on a balance sheet of such Person under GAAP.

     "Operating Subsidiary" means Alamosa Texas or Alamosa Wisconsin, and "Operating Subsidiaries" means both of such entities.

     "Original Administrative Agent" means the "Original Administrative Agent" as such term is defined in the First Restated Credit Agreement.

     "Original Borrower" means the "Original Borrower" as such term is defined in the First Restated Credit Agreement.

     "Original Credit Agreement" means the "Original Credit Agreement" as such term is defined in the First Restated Credit Agreement.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 21

     "Original Loans" means the "Original Loans" as such term is defined in the First Restated Credit Agreement.

     "Original Obligations" means the "Original Obligations" as such term is defined in the First Restated Credit Agreement.

     "Original Tranche A Loans" means the "Original Tranche A Loans" as such term is defined in the First Restated Credit Agreement.

     "Original Tranche B Loans" means the "Original Tranche B Loans" as such term is defined in the First Restated Credit Agreement.

     "Original Tranche C Loans" means the "Original Tranche C Loans" as such term is defined in the First Restated Credit Agreement.


     "Payor" means as specified in Section 3.4.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

     "PCS" means a radio communication system authorized under the rules for broadband personal communications services designated as Subpart E of Part 24 of the FCC's rules, including the network, marketing, distribution, sales, customer interface and operations functions relating thereto.

     "PCS Licenses" means the PCS license(s) issued by the FCC for the BTAs constituting the Service Area.

     "PCS Spectrum" means the range of frequencies that Sprint PCS is authorized to use under the PCS Licenses held by Sprint PCS.

     "Pension Plan" means an employee pension benefit plan as defined in Section 3(2) of ERISA (including a Multiemployer Plan) which is subject to the funding requirements under Section 302 of ERISA or Section 412 of the Code, in whole or in part, and which is maintained or contributed to currently or at any time within the six years immediately preceding the Closing Date or, in the case of a Multiemployer Plan, at any time since September 2, 1974, by any Loan Party or any ERISA Affiliate for employees of any Loan Party or any ERISA Affiliate.

     "Permit" means any permit, certificate, approval, order, PCS License, license, right-of-way (whether an easement, contract or agreement in any form) or other authorization.

     "Permitted Holders" means the shareholders of Holdings identified in
Schedule 1.1(a) hereto.

     "Permitted Liens" mean:

         (a) Liens disclosed on Schedule 1.1(b) hereto;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 22

         (b) Liens securing the Obligations in favor of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) pursuant to the Loan Documents;

         (c) Encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or imperfections to title that do not (individually or in the aggregate) materially affect the value of the Property encumbered thereby or materially impair the ability of any Loan Party to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

         (d) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established;

         (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established;

         (f) Liens resulting from good faith deposits to secure payment of worker's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt) or leases, all in the ordinary course of business;

         (g) Purchase-money Liens on any Property hereafter acquired or the assumption after the Closing Date of any Lien on Property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred after the Closing Date in connection with any conditional sale or other title retention agreement or Capital Lease Obligation; provided that:

            (i) any Property subject to the foregoing is acquired by the applicable Loan Party in the ordinary course of its respective business and the Lien on the Property attaches concurrently or within 90 days after the acquisition thereof;

            (ii) the Debt secured by any Lien so created, assumed or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the Property covered thereby (inclusive of the cost of engineering, furnishing and installation services directly relating to such Property) and shall not be less than 75% of the amortized value of the Property acquired with the proceeds of such Debt;

            (iii) each such Lien shall attach only to the Property so acquired and the proceeds thereof; and

            (iv) the Debt secured by all such Liens, when aggregated with the Debt secured by all purchase-money Liens and all Liens in connection with any



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 23 conditional sale or other title retention agreement or Capital Lease Obligation existing as of the Closing Date or at any other time, shall not exceed $15,000,000 at any time outstanding in the aggregate;

         (h) Liens attaching to the Capital Stock of Unrestricted Subsidiaries of Holdings securing Debt of Holdings or its Unrestricted Subsidiaries; and

         (i) Any extension, renewal or replacement of any of the foregoing, provided that Liens permitted hereunder shall not be extended or spread to cover any additional indebtedness or Property;

provided, however, that (A) none of the Permitted Liens (except those in favor of the Administrative Agent) may attach or relate to the Capital Stock of or any other ownership interest in the Borrower or any of its Subsidiaries and (B) except for the Liens disclosed on Schedule 1.1(b) hereto which are expressly identified as constituting purchase money Liens, none of the Permitted Liens referred to in clause (a) preceding may have a priority equal or prior to the Liens in favor of the Administrative Agent as security for the Obligations.

     "Permitted Third-Party Expenses" means (a) amounts paid to vendors of equipment and services (including sales taxes), including Nortel Networks, for the construction of the Service Area Network, (b) Service Area Network site acquisition costs excluding any lease costs, but including civil engineering work, site preparation and costs of power connection, (c) costs of establishing physical interconnection with the local public switched telephone network, and
(d) microwave relocation costs associated with construction of the Service Area Network, whether paid directly or reimbursed to third parties who previously performed the relocation, provided, however, that such microwave relocation costs includable as Permitted Third-Party Expenses shall not exceed $8,000,000 in the aggregate.

     "Permitted Third-Party Expenses Borrowing Base" means, at any time as determined by the Administrative Agent in accordance with Section 2.1(f), an amount equal to 50% of the amount paid to Nortel Networks by the Borrower for Nortel Networks Goods and Services for the Service Area Network (including any amounts to be paid with the proceeds of an Advance requested on the date of the Permitted Third-Party Expenses Borrowing Base Report).

     "Permitted Third-Party Expenses Borrowing Base Report" means a report in substantially the form of Exhibit E attached hereto properly completed and certified by a Responsible Officer of the Borrower to the satisfaction of the Administrative Agent which specifies the Permitted Third-Party Expenses Borrowing Base as calculated as of the date of the report.

     "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

     "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA established or maintained or contributed to by any Loan Party or any ERISA Affiliate, including any Pension Plan.

     "Principal Office" means the principal office of the Administrative Agent in Ottawa, Canada, presently located at 151 O'Connor Street, Ottawa, Ontario Canada K1A 1K3

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 24

     "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

     "Property" means property and/or assets of all kinds, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

     "Quarterly Date" means the last day of each March, June, September and December of each year, the first of which shall be June 30, 2000.

     "Reaffirmation Agreement" means that certain Reaffirmation and Omnibus Amendment Agreement, in form and substance satisfactory to the Administrative Agent, dated as of the Closing Date, executed by each of the Loan Parties to and in favor of the Administrative Agent and the Lenders pursuant to which, among other things, each of such Loan Parties reaffirms all of its indebtedness, liabilities and obligations under, and Liens and security interests granted pursuant to, the First Restated Credit Agreement and the other Loan Documents (as defined in the First Restated Credit Agreement).

     "Receivables" means, as at any date of determination thereof, each and every "account" as such term is defined in the UCC and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of any Loan Party in respect of services rendered by any Loan Party.

     "Reference Bank" means Citibank, N.A.

     "Register" means as specified in Section 13.8(d).

     "Registered Note" means as specified in Section 2.2(b).

     "Registered Note Register" means as specified in Section 13.8(h).

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" means, with respect to any Lender, any change after the Closing Date in any U.S. federal or state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any U.S. federal or state or foreign laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

     "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, discharge, disposal, dispersement, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water or ground water.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 25

     "Remedial Action" means all actions required to (a) cleanup, remove, respond to, treat or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform studies and investigations on the extent and nature of any actual or suspected contamination, the remedy or remedies to be used or health effects or risks of such contamination, or (d) perform post-remedial monitoring, care or remedy of a contaminated site.

     "Reorganization Transactions" means as specified in Recital B.

     "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA other than any such event for which the 30-day notice requirement has been waived in regulations issued by the PBGC.

     "Required Lenders" means, at any date of determination, Lenders holding at least two-thirds (in Dollar amount) of the sum of (a) the aggregate outstanding principal amount of the Loans, plus (b) the aggregate principal amount of the outstanding Commitments.

     "Required Payment" means as specified in Section 3.4.

     "Reserve Requirement" means, for any Eurodollar Loan of any Lender for any Interest Period therefor, the maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under any regulations of the Board of Governors of the Federal Reserve System (or any successor) by such Lender for deposits exceeding $1,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such Lenders by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or the Adjusted Eurodollar Rate is to be determined or (b) any category of extensions of credit or other assets which include Eurodollar Loans.

     "Responsible Officer" means, as to any Loan Party, the chief executive officer, the president, any vice president, the chief financial officer, the chief operating officer or the treasurer of such Person.

     "Restricted Payment" means (a) any dividend or other distribution (whether in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any subordinated debt; (d) any loan, advance or payment to any officer, director or shareholder of the Borrower or any of its Subsidiaries (other than a shareholder consisting of the Borrower or a Wholly-Owned Subsidiary of the Borrower), exclusive of reasonable compensation paid to officers or



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 26 directors paid in the ordinary course of business; and (e) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding.

     "Security Agreements" means security agreements, pledge agreements, securities pledge agreements and other agreements, documents or instruments evidencing or creating a Lien as security for the Obligations or any portion thereof in form and substance satisfactory to the Administrative Agent executed by any Loan Party, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, and any such agreement, document or instrument subsequently executed in accordance or connection with this Agreement or any other Loan Document, and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.


     "Security Documents" means the Security Agreements, the Mortgages and the Reaffirmation Agreement, as they may be amended, modified, supplemented, renewed, extended or restated from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, assignments of performance or other collateral assignments, subordination agreements, undertakings and other agreements, documents, instruments and financing statements now or hereafter executed and/or delivered by any Person in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

     "Senior Debt" means, as of any date of determination and with respect to any Person and its Consolidated Subsidiaries, the remainder of (a) Total Debt minus (b) the aggregate principal amount of all Approved Subordinated Debt outstanding, determined on a consolidated basis in accordance with GAAP.

     "Service Area" means the BTAs described on the Service Area Exhibit to the Sprint Management Agreements and as identified (by number and otherwise) on
Schedule 1.1(c) hereto, except that the term does not include any BTAs not disclosed on Schedule 1.1(c) or any New Areas that the Borrower chooses not to build out.

     "Service Area Network" means the network and business activities of the Borrower and its Operating Subsidiaries managed by the Borrower and/or its Operating Subsidiaries under the Sprint Management Agreements in the Service Area under the PCS Licenses.

     "Solvent" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 27 which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Sprint Agreements" means the Sprint Management Agreements, the Sprint Services Agreements, the Sprint Trademark and Service Mark License Agreements and the Sprint Spectrum Trademark and Service Mark License Agreements.


     "Sprint Management Agreement (Alamosa Texas)" means that certain Sprint PCS Management Agreement dated as of December 23, 1999 executed by Sprint Spectrum, WirelessCo, L.P., Cox Communications PCS, L.P., Cox PCS License, LLC, SprintCom, Inc., Sprint Communications Company, L.P. and the Original Borrower, as amended by that certain Addendum I to Sprint PCS Management Agreement dated as of December 23, 1999, that certain Addendum II to Sprint PCS Management Agreement dated as of February 3, 2000, and as assigned and transferred to and assumed by Alamosa Texas pursuant to that certain Notice, Consent, Transfer and Assignment dated as of February 3, 2000, but effective as of February 8, 2000, that certain Addendum III to Sprint PCS Management Agreement dated as of April 25, 2000 (and effective as of March 15, 2000), that certain Addendum IV to Sprint PCS Management Agreement dated as of June 23, 2000 (and effective as of June 23,
2000) and as otherwise amended, supplemented or restated from time to time and any documents incorporated by reference in said agreement.

     "Sprint Management Agreement (Alamosa Wisconsin)" means that certain Sprint PCS Management Agreement dated as of December 6, 1999 executed by Sprint Spectrum, WirelessCo, L.P., Sprint Communications Company, L.P. and Alamosa Wisconsin, as amended by that certain Addendum I to Sprint PCS Management Agreement dated as of December 6, 1999, that certain Addendum II to Sprint PCS Management Agreement dated as of February 3, 2000, that certain Addendum III to Sprint PCS Management Agreement dated as of April 25, 2000 (and effective as of March 15, 2000), that certain Addendum IV to Sprint PCS Management Agreement dated as of June 23, 2000 (and effective as of June 23, 2000) and as otherwise amended, supplemented or restated from time to time, and any documents incorporated by reference in said agreement.

     "Sprint Management Agreements" means the Sprint Management Agreement (Alamosa Texas) and the Sprint Management Agreement (Alamosa Wisconsin).

     "Sprint PCS" means any one or more of the following related parties who are PCS License holders or signatories to any Sprint Agreement: Sprint Spectrum, SprintCom, Inc., Sprint Communications Company, L.P., WirelessCo, L.P., Cox Communications PCS, L.P., Cox PCS License, LLC and any affiliate of any of the foregoing entities.

     "Sprint PCS Fees" means any fees payable to Sprint PCS by the Borrower or any Subsidiary of the Borrower, and any amounts retained by Sprint PCS, under
Section 10 of any Sprint Management Agreement.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 28

     "Sprint Services Agreement (Alamosa Texas)" means that certain Sprint PCS Services Agreement dated as of December 23, 1999, as amended, supplemented or restated from time to time, executed by Sprint Spectrum and the Original Borrower, as assigned and transferred to, and assumed by, Alamosa Texas pursuant to that certain Notice, Consent, Transfer and Assignment dated as of February 3, 2000, but effective as of February 8, 2000, and any documents incorporated by reference in said agreement (pursuant to which, among other things, Alamosa Texas may delegate the performance of certain services to Sprint PCS for fees that represent an adjustment of the fees paid by Sprint PCS to Alamosa Texas under Section 10 of the Sprint Management Agreement (Alamosa Texas).

     "Sprint Services Agreement (Alamosa Wisconsin)" means that certain Sprint PCS Services Agreement dated as of December 6, 1999, as amended, supplemented or restated from time to time, executed by Sprint Spectrum and Alamosa Wisconsin and any documents incorporated by reference in said agreement (pursuant to which, among other things, Alamosa Wisconsin may delegate the performance of certain services to Sprint PCS for fees that represent an adjustment of the fees paid by Sprint PCS to Alamosa Wisconsin under Section 10 of the Sprint Management Agreement (Alamosa Wisconsin).

     "Sprint Services Agreements" means the Sprint Services Agreement (Alamosa Texas) and the Sprint Services Agreement (Alamosa Wisconsin).

     "Sprint Spectrum" means Sprint Spectrum L.P., a Delaware limited partnership.

     "Sprint Spectrum Trademark and Service Mark License Agreement (Alamosa Texas)" means that certain Sprint Spectrum Trademark and Service Mark License Agreement dated as of December 23, 1999, as amended, supplemented or restated from time to time, executed by Sprint Spectrum and the Original Borrower, as assigned and transferred to, and assumed by, Alamosa Texas pursuant to that certain Notice, Consent, Transfer and Assignment dated as of February 3, 2000, but effective as of February 8, 2000, and any documents incorporated by reference in said agreement.

     "Sprint Spectrum Trademark and Service Mark License Agreement (Alamosa Wisconsin)" means that certain Sprint Spectrum Trademark and Service Mark License Agreement dated as of December 6, 1999, as amended, supplemented or restated from time to time, executed by Sprint Spectrum and Alamosa Wisconsin and any documents incorporated by reference in said agreement.

     "Sprint Spectrum Trademark and Service Mark License Agreements" means the Sprint Spectrum Trademark and Service Mark License Agreement (Alamosa Texas) and the Sprint Spectrum Trademark and Service Mark License Agreement (Alamosa Wisconsin).

     "Sprint Trademark and Service Mark License Agreement (Alamosa Texas)" means that certain Sprint Trademark and Service Mark License Agreement dated as of December 23, 1999, as amended, supplemented or restated from time to time, executed by Sprint Communications Company, L.P. and the Original Borrower, as assigned and transferred to, and assumed by, Alamosa Texas pursuant to that certain Notice, Consent, Transfer and Assignment dated as of February 3, 2000, but effective as of February 8, 2000, and any documents incorporated by reference in said agreement.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 29

     "Sprint Trademark and Service Mark License Agreement (Alamosa Wisconsin)" means that certain Sprint Trademark and Service Mark License Agreement dated as of December 6, 1999, as amended, supplemented or restated from time to time, executed by Sprint Communications Company, L.P. and Alamosa Wisconsin and any documents incorporated by reference in said agreement.

     "Sprint Trademark and Service Mark License Agreements" means the Sprint Trademark and Service Mark License Agreement (Alamosa Texas) and the Sprint Trademark and Service Mark License Agreement (Alamosa Wisconsin).

     "Subordinated Guarantee" means a Guarantee executed by the Borrower or any Subsidiary of the Borrower by virtue of its execution of the Holdings Senior Notes Indenture solely for the purpose of being obligated under the guaranty provisions contained in Article X and Article XI thereof pursuant to which it, on a subordinated basis, guarantees payment of the Holdings Senior Notes on terms satisfactory to the Administrative Agent and the Required Lenders, which terms shall generally include, without limitation, the following: (a) an agreement that (i) each of the Trustee and the Noteholders will not, directly or indirectly, make any demand for payment or other amount or exercise any other right or remedy under such guaranty, and will not take, accept, receive or retain any such payment or other amount or the benefit of any such other right or remedy, and (ii) such guarantor will not, directly or indirectly, make or pay any payment or other amount or provide any other benefit to or for the benefit of the Trustee or any holder of the Holding Senior Notes, in each case unless and until each of the following two conditions has been satisfied: (A) a Holdings Senior Notes Event of Default shall have occurred and be continuing and the Administrative Agent (with a copy to its counsel) shall have received at least ten Business Days' prior written notice of such Holdings Senior Notes Event of Default, and (B) none of (1) an Event of Default under clause (a) of
Section 11.1 shall have occurred (unless such Event of Default shall have been cured or waived or all Obligations have been paid in full in cash and all Commitments have terminated or expired), (2) the maturity of any of the Loans or other Obligations shall have been accelerated (unless such acceleration has been rescinded), (3) an Event of Default under clause (e) or clause (f) of Section
11.1 shall have occurred or (4) a 179 day blockage period shall be in effect (which blockage period may be commenced by the giving of a blockage notice by the Administrative Agent to the Trustee after the occurrence of any Event of Default); (b) an agreement of each of the Trustee and the Noteholders that, in the event it receives, directly or indirectly, any payment or other amount from such guarantor that it is not permitted to receive, it will promptly, upon becoming aware thereof or upon written demand therefor made by the Administrative Agent or any Lender, deliver such payment or other amount, in the form received, to the Administrative Agent for and on behalf of the Lenders; and
(c) an agreement that the terms and provisions of such guaranty relating to the subordination thereof shall inure to the benefit of, and be enforceable by, the Administrative Agent for and on behalf of the Lenders and may not be amended without the prior written consent of the Administrative Agent and the Required Lenders (provided, however, that the Trustee shall be permitted to rely upon written evidence of the signed consent from the Administrative Agent of its consent and as to the consent of the Required Lenders).

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 30 of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

     "Super Holdings" means Alamosa PCS Super Holdings, Inc. (or another name), a Delaware corporation contemplated to be formed and organized in connection with the Approved 2000 Reorganization Transactions.

     "Supply Agreement" means the that certain CDMA 1900 Sprintcom Additional Affiliate Agreement dated as of December 21, 1998, by and between the Borrower and Nortel Networks, as amended by that certain Amendment No. 1 to DMS-MTX Cellular Supply Agreement dated as of January 12, 1999, Amendment No. 2 DMS-MTX Cellular Supply Agreement dated as of March 1, 1999, as reaffirmed as of June 10, 1999, Amendment No. 3 DMS-MTX Cellular Supply Agreement dated as of August 11, 1999, and Amendment No. 4 dated as of February 8, 2000, and as further amended, supplemented or restated from time to time.

     "Total Capitalization" means, as of any date of determination and with respect to any Person and its Consolidated Subsidiaries, the sum of (a) Total Debt of such Person and its Consolidated Subsidiaries as of such date plus (b) Contributed Capital of such Person as of such date.

     "Total Debt" means, as of any date of determination and with respect to any Person and its Consolidated Subsidiaries, the aggregate principal amount of all Debt outstanding, determined on a consolidated basis in accordance with GAAP.

     "Tranche A Commitment" means, as to any Tranche A Lender, the obligation of such Tranche A Lender to make Tranche A Loans hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Tranche A Lender on the signature pages hereto under the heading "Tranche A Commitment" or, if such Tranche A Lender is a party to an Assignment and Acceptance, the amount of the "Tranche A Commitment" set forth in the most recent Assignment and Acceptance of such Tranche A Lender, as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Tranche A Commitments" means such obligations of all Tranche A Lenders. As of the Closing Date, the aggregate principal amount of the Tranche A Commitments is $116,900,000 minus the aggregate outstanding principal amount of the Tranche A Loans as of the Closing Date.

     "Tranche A Commitment Termination Date" means the earlier to occur of (a) August 8, 2002, (b) the date on which the Tranche A Loans are fully funded, or
(c) February 8, 2001, if less than $50,000,000 in aggregate principal amount of the Loans has been advanced as of such date (regardless of the outstanding principal amount of the Loans as of such date and exclusive of the aggregate principal amount of the Original Loans that were previously advanced other than the Original Loans which are, in accordance with Section 2.1, deemed to be outstanding as Loans hereunder).

     "Tranche A Lenders" means the Lenders who hold Tranche A Loans or who have Tranche A Commitments.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 31

     "Tranche A Loans" means as specified in Section 2.1(a).

     "Tranche A Notes" means the promissory notes evidencing the Tranche A Loans executed in accordance with Section 2.2.

     "Tranche B Commitment" means, as to any Tranche B Lender, the obligation of such Tranche B Lender to make Tranche B Loans hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Tranche B Lender on the signature pages hereto under the heading "Tranche B Commitment" or, if such Tranche B Lender is a party to an Assignment and Acceptance, the amount of the "Tranche B Commitment" set forth in the most recent Assignment and Acceptance of such Tranche B Lender, as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Tranche B Commitments" means such obligations of all Tranche B Lenders. As of the Closing Date, the aggregate principal amount of the Tranche B Commitments is $40,600,000 minus the aggregate outstanding principal amount of the Tranche B Loans as of the Closing Date.

     "Tranche B Commitment Termination Date" means the earlier to occur of (a) August 8, 2002, (b) the date on which the Tranche B Loans are fully funded, or
(c) February 8, 2001, if less than $50,000,000 in aggregate principal amount of the Loans has been advanced as of such date (regardless of the outstanding principal amount of the Loans as of such date and exclusive of the aggregate principal amount of the Original Loans that were previously advanced other than the Original Loans which are, in accordance with Section 2.1, deemed to be outstanding as Loans hereunder).

     "Tranche B Lenders" means the Lenders who hold Tranche B Loans or who have Tranche B Commitments.

     "Tranche B Loans" means as specified in Section 2.1(b).

     "Tranche B Notes" means the promissory notes evidencing the Tranche B Loans executed in accordance with Section 2.2.

     "Tranche C Commitment" means, as to any Tranche C Lender, the obligation of such Tranche C Lender to make Tranche C Loans hereunder in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Tranche C Lender on the signature pages hereto under the heading "Tranche C Commitment" or, if such Tranche C Lender is a party to an Assignment and Acceptance, the amount of the "Tranche C Commitment" set forth in the most recent Assignment and Acceptance of such Tranche C Lender, as the same may be reduced or terminated pursuant to Section 2.13 or 11.2, and "Tranche C Commitments" means such obligations of all Tranche C Lenders. As of the Closing Date, the aggregate principal amount of the Tranche C Commitments is $17,500,000 minus the aggregate outstanding principal amount of the Tranche C Loans as of the Closing Date.

     "Tranche C Commitment Termination Date" means the earlier to occur of (a) February 8, 2002, (b) the date on which the Tranche C Loans are fully funded, or
(c) February 8, 2001, if less than $50,000,000 in aggregate principal amount of the Loans has been advanced as of such date (regardless of the outstanding principal amount of the Loans as of such date and exclusive of the



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 32 aggregate principal amount of the Original Loans that were previously advanced other than the Original Loans which are, in accordance with Section 2.1, deemed to be outstanding as Loans hereunder).

     "Tranche C Lenders" means the Lenders who hold Tranche C Loans or who have Tranche C Commitments.

     "Tranche C Loans" means as specified in Section 2.1(c).

     "Tranche C Notes" means the promissory notes evidencing the Tranche C Loans executed in accordance with Section 2.2.

     "Trustee" means Norwest Bank Minnesota, N.A. in its capacity as trustee under the Holdings Senior Notes Indenture and any successor trustee thereunder.

     "Type" means any type of Loan (i.e., a Base Rate Loan or Eurodollar Loan).

     "UCC" means the Uniform Commercial Code as in effect in the State of New York and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

     "Unrestricted Subsidiary" means a Subsidiary of Holdings, other than the Borrower or a Subsidiary of the Borrower, designated by Holdings as an "Unrestricted Subsidiary" (which may not be the Borrower or any of its Subsidiaries) which is a corporation, trust, limited liability company, partnership or any other type of entity reasonably acceptable to the Required Lenders, and which (a) complies with the provisions of the laws of the state of its formation relating to corporations, limited liability companies, partnerships or such other entities, as applicable, (b) observes all customary formalities regarding its existence, including having meetings of its board of directors or analogous governing body separate from those held by the Loan Parties, (c) accurately maintains its financial statements, accounting records and other documents separate from those of its shareholders, members, partners, Affiliates of its shareholders, members or partners and any other Person, (d) does not commingle its assets with those of its shareholders, members, partners, Affiliates of its shareholders, members or partners and any other Person, (e) accurately maintains its own bank accounts and separate books of account, (f) pays its own liabilities from its own separate assets, (g) identifies itself, in all dealings with the public, under its own name or trade names and as a separate and distinct entity and not as being a division or a part of any other entity, (h) does not identify its shareholders, members or partners as being a division or part of the Borrower or Holdings, provided that each Unrestricted Subsidiary may describe its status vis-a-vis its parent or ultimate parent entity, (i) is adequately capitalized in light of the nature of its business,
(j) does not assume or guarantee the liabilities of its shareholders, members or partners, (k) does not acquire obligations or securities of its shareholders, members or partners (or any predecessor corporation, partnership or limited liability company), or any Affiliates of its shareholders, members or partners,
(l) does not make loans to its shareholders, members or partners (or any predecessor), or any Affiliates of its shareholders, members or partners, and
(m) does not enter into or become a party to any transaction with its shareholders, members or partners (or any predecessor) or any Affiliates of its shareholders, members or partners, except on terms which are no less favorable to such



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 33

Unrestricted Subsidiary than would be obtained in a comparable arm's length transaction with an unrelated third party.

     "U.S." means the United States of America.

     "U.S. Person" means a citizen or resident of the U.S., a corporation, partnership or other entity created or organized in or under any laws of the U.S. or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

     "U.S. Taxes" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the U.S. or any taxing authority thereof.

     "Vendor" means Nortel Networks in its capacity as vendor under the Supply Agreement.

     "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors, managers or general partners (or persons performing similar functions) of such Person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

     "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary of such Person all of whose outstanding Capital Stock (other than directors' qualifying shares, if any) shall at the time be owned by such Person and/or one or more of its Wholly-Owned Subsidiaries.

     "Wireless Subscribers" means, at any time, all customers then receiving wireless communications services from the Borrower or any Subsidiary of the Borrower through the Service Area Network in the Service Area.

     "Year 2000 Compliant" means that (a) the services, products or other item(s) at issue accurately process, provide and/or receive all date/time data (including calculating, comparing, sequencing, processing and outputting) within, from, into and between centuries (including the twentieth and twenty-first centuries and the years 1999 and 2000), including leap year calculations, and (b) neither the performance nor the functionality nor the business' provision of the services, products and other item(s) at issue will be affected by any dates/times prior to, on, after or spanning January 1, 2000. The design of the services, products and other item(s) at issue to ensure compliance with the "year 2000" representations and warranties and covenants contained in this Agreement includes proper date/time data century recognition and recognition of 1999 and 2000, calculations that accommodate single century and multi-century formulae and date/time values before, on, after and spanning January 1, 2000, and date/time data interface values that reflect the century, 1999 and 2000. In particular, but without limitation, such design means that (i) no value for current date/time will cause any error, interruption or decreased performance in or for such services, products and other item(s), (ii) all manipulations of date and time related data (including calculating, comparing, sequencing processing and outputting) will produce correct results for all valid dates and times when used independently or in combination with other services, products and/or items, (iii) date/time elements in interfaces and data storage will specify the century to eliminate date ambiguity without human intervention, including leap year calculations, (iv) where any date/time element is represented without a century, the correct century will be unambiguous for all manipulations involving that element, (v) authorization codes, passwords and zaps (purge functions) will function normally and



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 34 in the same manner during, prior to, on and after January 1, 2000, including the manner in which they function with respect to expiration dates and CPU serial numbers, and (vi) the business' supply of the services, products and other item(s) will not be interrupted, delayed, decreased or otherwise affected by the advent of the year 2000.


     Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "continuing", "continuation" or "continuance" means, in reference to any Default or Event of Default that has occurred, that such Default or Event of Default has not been either cured to the reasonable satisfaction of the Administrative Agent within the applicable grace period (if any) specified in this Agreement or the other Loan Documents (as applicable) or waived in writing by the requisite Lenders in accordance with Section 13.11. The term "pro rata" as it relates to the application of payments to the Tranche A Loans, the Tranche B Loans and/or the Tranche C Loans means pro rata based upon the relative outstanding principal amount of such Loans. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. All references in this Agreement to any agreement shall be deemed to mean and refer to such agreement as it may be amended, modified or supplemented from time to time if (but only if) such amendment, modification or supplement has been approved by the Administrative Agent and the Required Lenders, is expressly referred to in such reference or is otherwise expressly permitted by the terms of this Agreement.

     Section 1.3 Accounting Terms and Determinations.

     (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP (subject to year end adjustments, if applicable) consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a). All financial information delivered to the Administrative Agent pursuant to Section 8.1 shall be prepared in accordance with GAAP (subject to year end adjustments, if applicable) applied on a basis consistent with such accounting principles applied in the preparation of the audited financial statements of such Person referred to in Section 7.2 or in accordance with Section 8.7.

     (b) The Borrower shall deliver to the Administrative Agent and the Lenders, at the same time as the delivery of any annual or quarterly financial statement under Section 8.1, (i) a description, in reasonable detail, of any material variation between the application of GAAP employed in the preparation of the immediately preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of Section 1.3(a) preceding and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

     (c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement, neither the Borrower nor Holdings will change the last day of its fiscal year from December 31 or the last days of its first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30, respectively.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 35

     (d) Unless otherwise expressly provided herein to the contrary, all references herein to the Closing Date or the New Advance Date shall be deemed to mean and refer to the Closing Date and the New Advance Date, respectively, after giving effect to all transactions which occur on or before such date.

     Section 1.4 Financial Covenants and Reporting. All financial statements and reports required to be delivered pursuant to this Agreement and the other Loan Documents, and all financial covenants (if any) contained in this Agreement, shall be prepared or determined (as applicable) in accordance with GAAP (except as may be expressly provided to the contrary herein) and, if and to the extent that such statements, reports or covenants are to be prepared or determined on a consolidated basis, shall be prepared or determined on a consolidated basis for Holdings and its Consolidated Subsidiaries or the Borrower and its Consolidated Subsidiaries (as applicable), except as may be expressly provided to the contrary herein.

                                    ARTICLE 2

                                      Loans
                                      -----

     Section 2.1 Commitments.

     (a) Tranche A Loans. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.13(a) and Article 6), each Tranche A Lender severally agrees to make one or more loans to the Borrower from time to time from and including the New Advance Date to but excluding the Tranche A Commitment Termination Date up to but not exceeding the amount of such Tranche A Lender's Tranche A Commitment as then in effect. Notwithstanding anything to the contrary contained in this Agreement, the Borrower, the Administrative Agent and the Lenders agree that, as of the Closing Date, the aggregate outstanding principal amount of the Original Tranche A Loans is $3,114,890.03, which amount shall be deemed outstanding as Tranche A Loans hereunder. (Such loans referred to in this Section 2.1(a) now or hereafter made or deemed made by the Tranche A Lenders to the Borrower, including, without limitation, such loans which remain outstanding after the Tranche A Commitment Termination Date, are hereinafter collectively called the "Tranche A Loans".) The Borrower may not reborrow the Tranche A Loans which have been repaid. The parties hereto hereby agree that, as of the Closing Date, the aggregate outstanding principal amount of the Tranche A Loans is $3,114,890.03.

     (b) Tranche B Loans. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.13(a) and Article 6), each Tranche B Lender severally agrees to make one or more loans to the Borrower from time to time from and including the New Advance Date to but excluding the Tranche B Commitment Termination Date up to but not exceeding the amount of such Tranche B Lender's Tranche B Commitment as then in effect; provided, however, that the aggregate outstanding principal amount of the Tranche B Loans and the aggregate outstanding principal amount of the Tranche C Loans used to pay Permitted Third-Party Expenses shall not at any time exceed the Permitted Third-Party Expenses Borrowing Base. Notwithstanding anything to the contrary contained in this Agreement, the Borrower, the Administrative Agent and the Lenders agree that, as of the Closing Date, the aggregate outstanding principal amount of the Original Tranche B Loans is $1,040,430.75, which amount shall be deemed outstanding as Tranche B Loans hereunder. (Such loans referred to in this Section 2.1(b) now or hereafter made or deemed made by



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 36 the Tranche B Lenders to the Borrower, including, without limitation, such loans which remain outstanding after the Tranche B Commitment Termination Date, are hereinafter collectively called the "Tranche B Loans".) The Borrower may not reborrow the Tranche B Loans which have been repaid. The parties hereto hereby agree that, as of the Closing Date, the aggregate outstanding principal amount of the Tranche B Loans is $1,040,430.75.


     (c) Tranche C Loans. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.13(a) and Article 6), each Tranche C Lender severally agrees to make one or more loans to the Borrower from time to time from and including the New Advance Date to but excluding the Tranche C Commitment Termination Date up to but not exceeding the amount of such Tranche C Lender's Tranche C Commitment as then in effect; provided, however, that the aggregate outstanding principal amount of the Tranche B Loans and the aggregate outstanding principal amount of the Tranche C Loans used to pay Permitted Third-Party Expenses shall not at any time exceed the Permitted Third-Party Expenses Borrowing Base. Notwithstanding anything to the contrary contained in this Agreement, the Borrower, the Administrative Agent and the Lenders agree that, as of the Closing Date, the aggregate outstanding principal amount of the Original Tranche C Loans is $368,519.86, which amount shall be deemed outstanding as Tranche C Loans hereunder. (Such loans referred to in this Section 2.1(c) now or hereafter made or deemed made by the Tranche C Lenders to the Borrower, including, without limitation, such loans which remain outstanding after the Tranche C Commitment Termination Date, are hereinafter collectively called the "Tranche C Loans".) The Borrower may not reborrow the Tranche C Loans which have been repaid. The parties hereto hereby agree that, as of the Closing Date, the aggregate outstanding principal amount of the Tranche C Loans is $368,519.86.

     (d) Continuation and Conversion of Loans. Subject to the terms and conditions of this Agreement, the Borrower may borrow the Loans as Base Rate Loans or Eurodollar Loans and, until the applicable Maturity Date, the Borrower may Continue Eurodollar Loans or Convert Loans of one Type into Loans of the other Type.

     (e) Lending Offices. Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

     (f) Determinations of the Permitted Third-Party Expenses Borrowing Base. The Permitted Third-Party Expenses Borrowing Base shall be determined in good faith by the Administrative Agent as of the New Advance Date and will be redetermined in good faith by the Administrative Agent thereafter promptly after the delivery, or required delivery, of a Permitted Third-Party Expenses Borrowing Base Report in accordance with Section 8.1(k), in each case as of the applicable date (i.e., as of the date of the Notice of Borrowing, if applicable, or as of the last day of the immediately preceding fiscal quarter). In addition, the Permitted Third-Party Expenses Borrowing Base shall be determined in good faith by the Administrative Agent prior to and in connection with each new Tranche B Loan or Tranche C Loan, as the case may be, and may be redetermined in good faith by the Administrative Agent at any time and from time to time upon the occurrence and during the continuation of a Default.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 37

     Section 2.2 Notes.

     (a) Notes. All of the Tranche A Loans, Tranche B Loans and Tranche C Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, hereto dated the Closing Date (or such later date on which such Lender becomes a party to this Agreement), payable to the order of such Lender in a principal amount equal to the sum of (i) the aggregate principal amount of such Loans of such Lender plus (ii) the aggregate principal amount of the unfunded Commitment of such Lender relating to such Loans as originally in effect. Each Lender is hereby authorized by the Borrower to endorse on the schedule (or a continuation thereof) attached to the Notes of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period for each applicable Loan made by such Lender to the Borrower and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the Borrower under any such Note or this Agreement in respect of any such Loan.

     (b) Registered Notes. Any Lender that is not a U.S. Person and that could become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Lender hereunder relating to any of its Loans if such Loans were in registered form for U.S. Federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to exchange such Lender's Note evidencing its Loans for a promissory note registered as provided in Section 13.8(h) hereof (a "Registered Note"). Registered Notes may not be exchanged for Notes that are not in registered form.

     Section 2.3 Repayment of Loans. The Borrower shall pay to the Administrative Agent for the account of each Lender the principal of the Tranche A Loans, the Tranche B Loans and the Tranche C Loans outstanding as of the Tranche A Commitment Termination Date, the Tranche B Commitment Termination Date and the Tranche C Commitment Termination Date, respectively (and the principal of each of such Loans outstanding as of such dates shall be due and payable) in 20 quarterly installments, commencing on the first Quarterly Date after the Amortization Commencement Date and continuing on each Quarterly Date thereafter through and including the Maturity Date, each of which installments shall be in an amount equal to the percentage of the aggregate principal amount of such Loans outstanding as of such applicable date specified opposite such installment in the following table:

--------------------------------------------------------------------------------
                                Percentage of the Aggregate Principal Amount of
    Principal Installment              each of the Loans Due and Payable
--------------------------------------------------------------------------------
              1                                      3.75%
--------------------------------------------------------------------------------
              2                                      3.75%
--------------------------------------------------------------------------------
              3                                      5.14%
--------------------------------------------------------------------------------
              4                                      5.14%
--------------------------------------------------------------------------------
              5                                      5.14%
--------------------------------------------------------------------------------
              6                                      5.14%
--------------------------------------------------------------------------------
              7                                      5.14%
--------------------------------------------------------------------------------
              8                                      5.14%
--------------------------------------------------------------------------------
              9                                      5.14%
--------------------------------------------------------------------------------


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 38

--------------------------------------------------------------------------------
                                Percentage of the Aggregate Principal Amount of
    Principal Installment              each of the Loans Due and Payable
--------------------------------------------------------------------------------
             10                                      5.14%
--------------------------------------------------------------------------------
             11                                      5.14%
--------------------------------------------------------------------------------
             12                                      5.14%
--------------------------------------------------------------------------------
             13                                      5.14%
--------------------------------------------------------------------------------
             14                                      5.14%
--------------------------------------------------------------------------------
             15                                      5.14%
--------------------------------------------------------------------------------
             16                                      5.14%
--------------------------------------------------------------------------------
             17                                      5.14%
--------------------------------------------------------------------------------
             18                                      5.14%
--------------------------------------------------------------------------------
             19                                      5.14%
--------------------------------------------------------------------------------
             20                                      5.12%
--------------------------------------------------------------------------------


In addition and notwithstanding anything to the contrary contained in this
Section 2.3 preceding, the Borrower shall pay to the Administrative Agent for the account of each Lender all outstanding principal of the Loans (and all outstanding principal of the Loans shall be due and payable) on the Maturity Date.


     Section 2.4 Interest.

     (a) Interest Rate. The Borrower shall pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender (or deemed made by such Lender with respect to a Loan assigned to such Lender after the making of such Loan) to the Borrower for the period commencing on the date of such Loan to, but excluding, the date such Loan shall be paid in full, at the following rates per annum (in each case subject to Section 13.12):

         (i) during the periods such Loan is a Base Rate Loan, the lesser of (A) the Base Rate plus the Applicable Margin or (B) the Maximum Rate; and

         (ii) during the periods such Loan is a Eurodollar Loan, the lesser of
     (A) the Adjusted Eurodollar Rate plus the Applicable Margin or (B) the Maximum Rate.

     (b) Payment Dates. Accrued interest on the Loans shall be due and payable as follows:

         (i) in the case of Base Rate Loans, on each Monthly Date;

         (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period;

         (iii) upon the payment or prepayment (whether mandatory or optional) of any Loan or the Conversion of any Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted); and


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 39

         (iv) with respect to all Loans, on the Maturity Date.

     (c) Default Interest. Notwithstanding the foregoing, the Borrower shall pay to the Administrative Agent for the account of each Lender interest at the applicable Default Rate (i) at all times during which any Default has occurred and is continuing, on any principal of any Loan outstanding, and (ii) to the fullest extent permitted by law, any other amount payable by the Borrower under this Agreement or any other Loan Document to or for the account of such Lender which is not paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand by the Administrative Agent.

     Section 2.5 Borrowing Procedure. The Borrower shall give the Administrative Agent notice of each borrowing hereunder in accordance with Section 2.9. Not later than 11:00 a.m. (New York, New York time) on the date specified for each borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to the Administrative Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount of each borrowing hereunder so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available, for and on behalf of the Borrower, in immediately available funds by no later than 1:00 p.m. (New York, New York time); provided, however, that the Administrative Agent may, in its discretion, cause such amount to be made available directly to or for the benefit of the Person who is to receive the proceeds of such Loan in accordance with Section 2.10. Notwithstanding anything to the contrary contained in this Agreement, if and to the extent that Nortel Networks is a Lender under this Agreement, the Borrower further hereby irrevocably agrees that each Loan to be advanced by Nortel Networks to the Borrower in accordance with this Agreement (and only in accordance with this Agreement and after the Administrative Agent's receipt of a Notice of Borrowing executed by the Borrower) may (in the discretion of Nortel Networks and if and to the extent that the proceeds of such Loan are to be paid to Nortel Networks) be effectively disbursed on the date set forth in the Notice of Borrowing for such disbursement to the Borrower by virtue of a credit in the amount of such Loan given to the Borrower under the Supply Agreement.

     Section 2.6 Optional Prepayments, Conversions and Continuations of Loans. Subject to Section 2.8, the Borrower shall have the right from time to time to prepay the Loans in whole or in part, to Convert all or part of a Loan of one Type into a Loan of another Type or to Continue Eurodollar Loans; provided that:
(a) the Borrower shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 2.9, (b) Eurodollar Loans may only be Converted on the last day of the Interest Period and any payment of Eurodollar Loans on any day other than the last day of the Interest Period shall be subject to payment of the additional compensation specified in Section 4.5, (c) except for Conversions of Eurodollar Loans into Base Rate Loans, no Conversions or Continuations shall be made while a Default has occurred and is continuing, and (d) optional prepayments of the Loans shall be applied pro rata to the principal of the Loans prepaid in the inverse order of the maturities of the then remaining installments of such Loans. No amounts prepaid pursuant to this Section 2.6 may be reborrowed.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 40

     Section 2.7 Mandatory Prepayments.

     (a) Asset Dispositions, etc. The Borrower will, within two Business Days after any Loan Party receives any Net Proceeds of any Asset Disposition, proceeds of any Insurance Recovery or proceeds of condemnation awards aggregating in excess of $250,000 during any period of 12 consecutive months or less (the amount of such proceeds exceeding $250,000 received during any such period are herein called the "Excess Proceeds Amount"), pay to the Administrative Agent, as a prepayment of the Loans, an aggregate amount equal to the Excess Proceeds Amount; provided, however, that no such prepayment will be required if and to the extent that the Excess Proceeds Amount is fully re-invested in productive assets used in the ordinary course of such Loan Party's business within 60 days of the receipt of such Excess Proceeds Amount or, if and to the extent that such Excess Proceeds Amount has been, prior to the expiration of such 60 day period, deposited into a cash collateral account held by the Administrative Agent pursuant to an agreement in form and substance satisfactory to the Administrative Agent, within 120 days of the receipt of such Excess Proceeds Amount; provided, further, however, that the Excess Proceeds Amount (or portion thereof) not so re-invested within 60 days of the receipt thereof shall be deposited into a cash collateral account held by the Administrative Agent pursuant to an agreement in form and substance satisfactory to the Administrative Agent until such time as such amount is either re-invested within 120 days of the receipt thereof or applied to the Loans or other Obligations as provided in this Section 2.7.

     (b) Excess Cash Flow. The Borrower will, commencing on the first March 31st following the Tranche A Commitment Termination Date and on each March 31st thereafter, pay (or cause to be paid) to the Administrative Agent, as a prepayment of the Loans and other Obligations then outstanding, an aggregate amount equal to 50% of Excess Cash Flow for the fiscal year then most recently ended.

     (c) Borrowing Base. If at any time on or prior to the date that is six months after the Tranche B Commitment Termination Date, the aggregate outstanding principal amount of the Tranche B Loans and Tranche C Loans, the proceeds of which have been used to pay Permitted Third-Party Expenses, exceeds an amount equal to the lesser of (A) the Permitted Third-Party Expenses Borrowing Base then in effect (as determined from time to time in accordance with Section 2.1(f)) or (B) the aggregate amount of the Tranche B Commitments and the Tranche C Commitments as of the Tranche B Commitment Termination Date, then, within one Business Day thereafter, the Borrower shall pay to the Administrative Agent the amount of such excess as a prepayment of the Tranche B Loans and/or the Tranche C Loans.

     (d) Sale of the Service Area Network. The Borrower shall, concurrently with any sale, transfer or other disposition of the Service Area Network or any material portion thereof, prepay in full (i) all outstanding principal amount of the Loans, (ii) all interest accrued and unpaid with respect to all Loans, and
(iii) all other outstanding Obligations.

     (e) [INTENTIONALLY OMITTED].

     (f) Application of Mandatory Prepayments. All prepayments pursuant to
Section 2.7(a) and Section 2.7(b) shall be applied pro rata to the outstanding principal of the Tranche A Loans, the Tranche B Loans and the Tranche C Loans (based upon the outstanding principal amounts of such

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 41

Loans) in the inverse order of the maturities of the then remaining installments of such Loans and then to the remaining outstanding Obligations in such order as the Administrative Agent may determine. All prepayments pursuant to Section 2.7(c) shall be applied pro rata to the outstanding principal of the Tranche B Loans and the Tranche C Loans (based upon the outstanding principal amounts of such Loans) in the inverse order of the maturities of the then remaining installments of such Loans and then to the remaining outstanding Obligations in such order as the Administrative Agent may determine.

     (h) No Reborrowing. No amounts of the Loans prepaid pursuant to this
Section 2.7 may be reborrowed.

     Section 2.8 Minimum Amounts. Except for Conversions and prepayments pursuant to Section 2.7 and Article 4, each borrowing, each Conversion and each optional prepayment of principal of the Loans shall be in an amount at least equal to $3,000,000 or an integral multiple of $100,000 in excess thereof (borrowings, prepayments or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder shall be deemed separate borrowings, prepayments and Conversions for purposes of the foregoing, one for each Type or Interest Period).

     Section 2.9 Certain Notices. Notices by the Borrower to the Administrative Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 11:00 a.m. (New York, New York, time) on the Business Day which is the required number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period (as applicable), in each case as specified below:


                    Notice                                     Number of
                    ------                                Business Days Prior
                                                          -------------------
  Terminations or Reductions of Commitments                      1
  Borrowings of Loans which are Base Rate Loans                  2
  Borrowings of, Conversions to or Continuations                 3
  of Loans which are Eurodollar Loans
  Prepayments of Loans                                           3


Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 2.8 hereof) and Type of the Loans to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loans to result from such Conversion) and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Each such notice of termination, reduction, borrowing, Conversion, Continuation or prepayment shall be in the form of Exhibit C hereto, appropriately completed as applicable. Each notice of borrowing (a "Notice of Borrowing") (a) shall certify that all proceeds of the requested Loans are, concurrently with the making of such Loans, being used by the Borrower for the purpose specified in Section 2.10

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 42 and (b) shall be accompanied by such other evidence as to use of the proceeds of such borrowing, as the Administrative Agent may reasonably request from time to time. Each notice which includes reference to the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event the Borrower fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 2.9, such Loan (if outstanding as Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of preceding Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan. The Borrower may not borrow any Eurodollar Loans, Convert any Loans into Eurodollar Loans or Continue any Loans as Eurodollar Loans if the interest rate for such Eurodollar Loans would exceed the Maximum Rate.

     Section 2.10 Use of Proceeds.

     (a) Tranche A Loans. The Borrower agrees that all proceeds of the Tranche A Loans shall be either (i) promptly upon the Borrower's receipt thereof, loaned to Alamosa Finance and, promptly upon Alamosa Finance's receipt thereof, loaned to the Operating Subsidiary that is to purchase (or that is to be reimbursed for the prior purchase of) Nortel Networks Goods and Services with such proceeds or
(ii) promptly upon the Borrower's receipt thereof, contributed as equity to the capital of, or loaned to, Alamosa Texas LP or Alamosa Wisconsin and, if and to the extent contributed as equity to the capital of, or loaned to, Alamosa Texas LP, promptly upon Alamosa Texas LP's receipt thereof, contributed as equity to the capital of, or loaned to, Alamosa Texas, and in each case (i.e., as to each of clauses (i) and (ii) preceding) thereupon promptly used by such Operating Subsidiary to finance (or to reimburse such Operating Subsidiary for its prior payment of) the purchase price for Nortel Networks Goods and Services provided by Nortel Networks for the construction of the Service Area Network; provided, however, that proceeds of Tranche A Loans may not be used to finance (or to reimburse the prior payment of) (A) the purchase price for Nortel Networks Goods and Services previously financed under this Agreement, the Original Credit Agreement or the First Restated Credit Agreement or (B) the purchase price for Nortel Networks Goods and Services initially invoiced more than 12 months prior to the date of the making of such Loans, except that proceeds of Tranche A Loans may be used to reimburse any payment of the purchase price for Nortel Networks Goods and Services made by the Original Borrower prior to February 8, 2000 if and to the extent (but only if and to the extent) that the payment thereof was not previously financed under the Original Credit Agreement or the First Restated Credit Agreement.

     (b) Tranche B Loans. The Borrower agrees that all proceeds of the Tranche B Loans shall be either (i) promptly upon the Borrower's receipt thereof, loaned to Alamosa Finance and, promptly upon Alamosa Finance's receipt thereof, loaned to the Operating Subsidiary that is to pay (or that is to be reimbursed for the prior payment of) Permitted Third-Party Expenses with such proceeds or (ii) promptly upon the Borrower's receipt thereof, contributed as equity to the capital of, or loaned to, Alamosa Texas LP or Alamosa Wisconsin and, if and to the extent contributed as equity to the capital of, or loaned to, Alamosa Texas LP, promptly upon Alamosa Texas LP's receipt thereof, contributed as equity to the capital of, or loaned to, Alamosa Texas, and in each case (i.e., as to each of clauses (i) and (ii) preceding) thereupon promptly used by such Operating Subsidiary to pay (or to reimburse such Operating Subsidiary for its prior payment of) Permitted Third-Party Expenses up to an amount equal to the Permitted Third-Party Expenses Borrowing Base then in effect,



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 43 provided, however, that (A) as of any date of determination, the aggregate principal amount of the Tranche B Loans and the Tranche C Loans at any and all times used to pay Permitted Third-Party Expenses shall not exceed the Permitted Third-Party Expenses Borrowing Base then in effect and (B) proceeds of Tranche B Loans may not be used to pay (or to reimburse for the prior payment of) (1) any Permitted Third-Party Expenses previously financed under this Agreement, the Original Credit Agreement or the First Restated Credit Agreement or (2) any Permitted Third-Party Expenses initially invoiced more than 12 months prior to the date of the making of such Loans, except that proceeds of Tranche B Loans may be used to reimburse any payment of Permitted Third-Party Expenses made by the Original Borrower prior to February 8, 2000 if and to the extent (but only if and to the extent) that the payment thereof was not previously financed under the Original Credit Agreement or the First Restated Credit Agreement.

     (c) Tranche C Loans. The Borrower agrees that all proceeds of the Tranche C Loans shall be, (i) promptly upon the Borrower's receipt thereof or effective receipt thereof, used by the Borrower to pay amounts payable under the Administrative Agent's Letter, (ii) promptly upon the Borrower's receipt thereof or effective receipt thereof, used by the Borrower to pay interest accrued on the Loans on or before February 8, 2002, and/or (iii) (A) promptly upon the Borrower's receipt thereof, loaned to Alamosa Finance and, promptly upon Alamosa Finance's receipt thereof, loaned to the Operating Subsidiary that is to pay (or that is to be reimbursed for the prior payment of) Permitted Third-Party Expenses with such proceeds or (B) promptly upon the Borrower's receipt thereof, contributed as equity to the capital of, or loaned to, Alamosa Texas LP or Alamosa Wisconsin and, if and to the extent contributed as equity to the capital of, or loaned to, Alamosa Texas LP, promptly upon Alamosa Texas LP's receipt thereof, contributed as equity to the capital of, or loaned to, Alamosa Texas, and in each case (i.e., as to each of clauses (A) and (B) preceding) thereupon promptly used by such Operating Subsidiary to pay (or to reimburse such Operating Subsidiary for its prior payment of) Permitted Third-Party Expenses up to an amount equal to the Permitted Third-Party Expenses Borrowing Base then in effect, provided, however, that (1) as of any date of determination, the aggregate principal amount of the Tranche B Loans and the Tranche C Loans at any and all times used to pay Permitted Third-Party Expenses shall not exceed the Permitted Third-Party Expenses Borrowing Base then in effect and (2) proceeds of Tranche C Loans may not be used to pay (or to reimburse the prior payment of)
(x) any Permitted Third-Party Expenses previously financed under this Agreement, the Original Credit Agreement or the First Restated Credit Agreement or (y) any amounts referred to in clauses (i), (ii) and (iii) preceding initially invoiced more than 12 months prior to the date of the making of such Loans, except that proceeds of Tranche C Loans may be used to reimburse any payment of amounts referred to in clauses (i), (ii) and (iii) preceding made by the Original Borrower prior to February 8, 2000 if and to the extent (but only if and to the extent) that the payment thereof was not previously financed under the Original Credit Agreement or the First Restated Credit Agreement.

     (d) Margin Stock. None of the proceeds of any Loan have been or will be used to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act or to purchase or carry any margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System).


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 44

     Section 2.11 Fees.

     (a) Subject to Section 13.12, the Borrower shall pay to the Administrative Agent for the account of each applicable Lender a commitment fee on the daily average unused or unfunded amount of each of such Lender's Commitments, for the period from and including the date on which such Lender (or its predecessor in interest with respect to Commitments assigned to such Lender as to which a commitment fee has not previously been paid during the applicable period) became a party hereto to but excluding the Tranche A Commitment Termination Date, Tranche B Commitment Termination Date or the Tranche C Commitment Termination Date, as the case may be, at the rate of three-fourths of one percent (0.75%) per annum based on a 360 day year and the actual number of days elapsed, which accrued commitment fees shall be payable in arrears on each Quarterly Date and on the Tranche A Commitment Termination Date, Tranche B Commitment Termination Date or the Tranche C Commitment Termination Date, as the case may be; provided, however, that, notwithstanding the foregoing, the commitment fees referred to in this Section 2.11(a) preceding shall not commence to accrue until August 8, 2000.

     (b) Subject to Section 13.12, the Borrower agrees to pay to the Administrative Agent such additional fees as are specified in the Administrative Agent's Letter, which fees shall be payable in such amounts and on such dates as are specified therein.

     Section 2.12 Computations. Interest and fees payable by the Borrower hereunder and under the other Loan Documents on all Loans shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless, in the case of interest, such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

     Section 2.13 Termination or Reduction of Commitments.

     (a) Notwithstanding anything to the contrary contained in this Agreement, each of the Commitments shall automatically terminate upon the earlier to occur of (i) the occurrence of any Change in Control or (ii) any sale, transfer or other disposition of the Service Area Network or any material portion thereof.

     (b) [INTENTIONALLY OMITTED].

     (c) Notwithstanding anything to the contrary contained in this Agreement, each of the Tranche A Commitments, the Tranche B Commitments and the Tranche C Commitments shall automatically be reduced, concurrently with the making of any Tranche A Loans, Tranche B Loans or Tranche C Loans, respectively, by an amount equal to the principal amount of such Tranche A Loans, Tranche B Loans or Tranche C Loans, respectively, advanced.

     (d) The Borrower shall have the right to terminate or reduce in part the unused portion of the Tranche A Commitments, the Tranche B Commitments and the Tranche C Commitments at any time and from time to time prior to the Tranche A Commitment Termination Date, the Tranche B Commitment Termination Date and the Tranche C Commitment Termination Date, respectively;



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 45 provided, however, that no such termination or reduction shall be effective unless the Borrower shall have given notice of each such termination or reduction as provided in Section 2.9, and each partial reduction of the Commitments shall be in an aggregate amount at least equal to $3,000,000 or an integral multiple of $100,000 in excess thereof.

     (e) The Commitments may not be reinstated after they have been terminated or increased after they have been reduced.

                                    ARTICLE 3

                                    Payments
                                    --------

     Section 3.1 Method of Payment. All payments of principal, interest, fees and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Administrative Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 1:00 p.m. (New York, New York time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Administrative Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may apply such payment to the Obligations in such order and manner as the Administrative Agent may elect, subject to
Section 3.2). Upon the occurrence and during the continuation of an Event of Default, all proceeds of any Collateral and all other funds of the Borrower or any Guarantor in the possession of the Administrative Agent or any Lender, may be applied by the Administrative Agent to the Obligations in such order and manner as the Administrative Agent may elect, subject to Section 3.2; provided, however, that, unless the Required Lenders otherwise agree, such proceeds and other funds shall be applied (i) first, to the Obligations then due hereunder, other than principal or interest, in such order as the Administrative Agent may elect, (ii) second, to the Obligations then due hereunder constituting interest, and (iii) third, to the Obligations then due hereunder constituting principal. Each payment received by the Administrative Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

     Section 3.2 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement: (a) each Loan shall be made by the Lenders under Section 2.1, each payment of commitment fees under Section 2.11(a) shall be made for the account of the Lenders, and each termination or reduction of the Commitments under Section 2.13 shall be applied to the applicable Commitments of the Lenders, pro rata according to the respective unused applicable Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 4.4) shall be made pro rata among the Lenders holding Loans of such Type according to the amounts of their respective applicable Commitments; (c) each payment and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 46 prepayment by the Borrower of principal of or interest on Loans of a particular Type shall be made to the Administrative Agent for the account of the Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders; and (d) Interest Periods for Loans of a particular Type shall be allocated among the Lenders holding Loans of such Type pro rata according to the respective principal amounts held by such Lenders.

     Section 3.3 Sharing of Payments, Etc. If a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such adjustments from time to time, as shall be equitable to the end that all the Lenders shall share pro rata in accordance with the unpaid principal and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. Each of the Loan Parties agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations by the other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness, liability or obligation of any of the Loan Parties.


     Section 3.4 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Borrower (the "Payor") prior to the date on which such Lender is to make payment to the Administrative Agent of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Administrative Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient of such payment shall, on demand, pay to the Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

     Section 3.5 Taxes.

     (a) All payments by the Borrower and/or any Guarantor of principal of and interest on the Loans and of all fees and other amounts payable under the Loan Documents shall be made free and clear of, and without withholding or deduction by reason of, any present or future taxes, levies, duties, imposts, assessments or other charges levied or imposed by any Governmental Authority (other than franchise taxes and taxes on the overall net income of any Lender). If any such taxes, levies, duties, imposts, assessments or other charges are so levied or imposed, the Borrower will (i) make additional payments in such amounts so that every net payment of principal of and interest

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 47 on the Loans and of all other amounts payable by it under the Loan Documents, after withholding or deduction for or on account of any such present or future taxes, levies, duties, imposts, assessments or other charges (including any tax imposed on or measured by net income of a Lender attributable to payments made to or on behalf of a Lender pursuant to this Section 3.5 and any penalties or interest attributable to such payments), will not be less than the amount provided for herein or therein absent such withholding or deduction (provided that the Borrower shall not have any obligation to pay such additional amounts to any Lender to the extent that such taxes, levies, duties, imposts, assessments or other charges are levied or imposed by reason of the failure of such Lender to comply with the provisions of Section 3.6), (ii) make such withholding or deduction and (iii) remit the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the generality of the foregoing, the Borrower will, upon written request of any Lender, reimburse each such Lender for the amount of (A) such taxes, levies, duties, imports, assessments or other charges so levied or imposed by any Governmental Authority and paid by such Lender as a result of payments made by the Borrower under or with respect to the Loans other than such taxes, levies, duties, imports, assessments and other charges previously withheld or deducted by the Borrower which have previously resulted in the payment of the required additional amount to such Lender, and (B) such taxes, levies, duties, assessments and other charges so levied or imposed with respect to any Lender reimbursement under the foregoing clause (A), so that the net amount received by such Lender (net of payments made under or with respect to the Loans) after such reimbursement will not be less than the net amount such Lender would have received if such taxes, levies, duties, assessments and other charges on such reimbursement had not been levied or imposed. The Borrower shall furnish promptly to the Administrative Agent for distribution to each affected Lender, as the case may be, upon request of such Lender, official receipts evidencing any such payment, withholding or reduction.

     (b) The Borrower will indemnify the Administrative Agent and each Lender (without duplication) against, and reimburse the Administrative Agent and each Lender for, all present and future taxes, levies, duties, imposts, assessments or other charges (including interest and penalties) levied or collected (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on the overall net income of the Administrative Agent or such Lender or any lending office of the Administrative Agent or such Lender by any jurisdiction in which the Administrative Agent or such Lender or any such lending office is located, on or in respect of this Agreement, any of the Loan Documents or the Obligations or any portion thereof (the "reimbursable taxes"). Any such indemnification shall be on an after-tax basis, taking into account any such reimbursable taxes imposed on the amounts paid as indemnity.

     (c) Without prejudice to the survival of any other term or provision of this Agreement, the obligations of the Borrower and the Guarantors under this
Section 3.5 shall survive the payment of the Loans and the other Obligations and termination of the Commitments.

     Section 3.6 Withholding Tax Exemption. Each Lender that is not incorporated or otherwise formed under the laws of the U.S. or a state thereof agrees that it will, prior to or on or about the Closing Date or the date upon which it initially becomes a party to this Agreement and if it is legally able to do so, deliver to the Borrower and the Administrative Agent two duly completed copies of U.S. Internal Revenue Service Form W-8ECI or W-8BEN or other equivalent successor form, as appropriate, certifying in any case that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 48 taxes. Each Lender which so delivers a Form W-8ECI or W-8BEN or other equivalent successor form, as appropriate, further undertakes to deliver to the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of U.S. federal income tax.

     Section 3.7 Reinstatement of Obligations. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, if the payment of any amount of principal of or interest with respect to the Loans or any other amount of the Obligations, or any portion thereof, is rescinded, voided or must otherwise be refunded by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise for any reason whatsoever, then each of (a) the Obligations, (b) the Loan Documents (including, without limitation, this Agreement, the Notes and the Security Documents), (c) the indebtedness, liabilities and obligations of the Borrower and any other Loan Parties and (d) all Liens for the benefit of the Administrative Agent and the Lenders created under or evidenced by the Loan Documents, will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made.

     Section 3.8 No Force Majeure, Disputes. The obligations of the Borrower and the other Loan Parties (as applicable), or any one or more of them, to pay all amounts due under the Loans and the other Obligations shall not be affected by
(a) any set-off, counterclaim, recoupment, deduction, abatement, suspension, diminution, reduction, defense or other right which the Borrower or any other Loan Party may have against the Vendor for any reason whatsoever arising under or pursuant to the Supply Agreement or otherwise relating to the purchase of goods or services from the Vendor, (b) any defect in the condition, design, operation or fitness for use of, or any damage to or loss or destruction of, any equipment or material or service provided by the Vendor, (c) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Borrower or any other Loan Party or affecting any of its Properties, (d) any action of any Governmental Authority or any damage to or destruction of or any taking of the Property of the Borrower or any other Loan Party or any part thereof, (e) any change, waiver, extension, indulgence or failure to perform or comply with, or other action or omission herein or in the other Loan Documents (except for express written modifications to this Agreement or other Loan Documents as and in the manner permitted under this Agreement or the other Loan Documents), (f) any dissolution of the Borrower or any other Loan Party, (g) any inability or illegality with respect to the use or ownership of the Property of the Borrower or any other Loan Party, (h) any failure to obtain, or expiration, suspension or other termination of, or interruption to, any required licenses, permits, consents, authorizations, approvals or other legal requirements, (i) the invalidity or unenforceability of any of the Loan Documents or any other infirmity therein or any lack of power or authority of the Administrative Agent or any

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 49

Lender or the Borrower or any other Loan Party, or (j) any other event or circumstance whatsoever, whether or not similar to any of the foregoing and whether or not the Borrower or any other Loan Party shall have notice or knowledge of any of the foregoing, it being the intention of the Administrative Agent and the Lenders and the Borrower and the other Loan Parties that the Obligations of the Borrower and/or the other Loan Parties (as applicable) shall be absolute and unconditional and shall be separate and independent covenants and agreements and shall continue unaffected unless the requirements to pay or perform the same shall have been terminated pursuant to an express provision thereof or of any of the other Loan Documents.

                                    ARTICLE 4

                         Yield Protection and Illegality
                         -------------------------------

     Section 4.1 Additional Costs.

     (a) The Borrower shall pay directly to each Lender from time to time, promptly upon the request of such Lender, the costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any of such Loans, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

         (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on the overall net income of such Lender or its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

         (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof, but excluding the Reserve Requirement to the extent it is included in the calculation of the Adjusted Eurodollar Rate); or

         (iii) imposes any other condition affecting this Agreement or the Notes or any extensions of credit or liabilities or commitments contemplated hereunder or thereunder.

Each Lender will notify the Borrower (with a copy to the Administrative Agent) of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 4.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Borrower) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the U.S. Each Lender will furnish the Borrower with a certificate setting forth the basis and the amount of

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 50 each request of such Lender for compensation under this Section 4.1(a). If any Lender requests compensation from the Borrower under this Section 4.1(a), the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue making, or Convert Base Rate Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

     (b) Without limiting the effect of the foregoing provisions of this Section 4.1, in the event that, by reason of any Regulatory Change, any Lender either
(i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue making, or Convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

     (c) Determinations and allocations by any Lender for purposes of this
Section 4.1 of the effect of any Regulatory Change on its costs of maintaining its obligation to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to make any payment of Additional Costs to any Lender pursuant to this Section 4.1 with respect to Additional Costs relating to any period of time which is more than 180 days prior to such Lender's request for such Additional Costs, provided that the foregoing provisions of this sentence shall not apply to Additional Costs attributable to any Regulatory Change which takes effect retroactively.

     Section 4.2 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

     (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section
1.1 hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

     (b) the Required Lenders determine (which determination shall be conclusive absent manifest error) and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" or "Adjusted Eurodollar Rate" in Section 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 51 then the Administrative Agent shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

     Section 4.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans or (b) maintain Eurodollar Loans, then such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) thereof and such Lender's obligation to make or maintain Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 4.4 hereof shall be applicable).

     Section 4.4 Treatment of Affected Loans. If the obligation of any Lender to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans is suspended pursuant to Section 4.1 or 4.3 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by Section 4.1(b) or 4.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to such Conversion no longer exist:

     (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

     (b) all Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made as or Converted into Base Rate Loans and all Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower that the circumstances specified in
Section 4.1 or 4.3 hereof which gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

     Section 4.5 Compensation. The Borrower shall pay to the Administrative Agent for the account of each Lender, promptly upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 52

     (a) Any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to Section 11.2) on a date other than the last day of an Interest Period for such Loan; or

     (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article 6 to be satisfied) to borrow, Convert or prepay a Eurodollar Loan on the date for such borrowing, Conversion or prepayment specified in the relevant notice of borrowing, prepayment or Conversion under this Agreement.

     Section 4.6 Capital Adequacy. If, after the Closing Date, any Lender shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy (including, without limitation, any law, rule or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this Section 4.6 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to make any payment of additional amounts to any Lender pursuant to this Section 4.6 with respect to additional amounts relating to any period of time which is more than 180 days prior to such Lender's request for such additional amounts, provided that the foregoing provisions of this sentence shall not apply to additional amounts attributable to any Regulatory Change which takes effect retroactively.

     Section 4.7 Additional Interest on Eurodollar Loans. Without duplication of
Section 2.4 or amounts directly included in the definition of the term "Adjusted Eurodollar Rate", the Borrower shall pay, directly to each Lender from time to time, additional interest on the unpaid principal amount of each Eurodollar Loan held by such Lender, from the date of the making of such Eurodollar Loan until such principal amount is paid in full, at an interest rate per annum determined by such Lender in good faith equal to the positive remainder (if any) of (a) the Adjusted Eurodollar Rate applicable to such Eurodollar Loan minus (b) the Eurodollar Rate applicable to such Eurodollar Loan. Each payment of additional interest pursuant to this Section 4.7 shall be payable by the Borrower on each date upon which interest is payable on such Eurodollar Loan pursuant to Section 2.4(b); provided, however, that the Borrower shall not be obligated to make any such payment of additional interest until the first Business Day after the date when the Borrower has been informed (i) that such Lender is subject to a Reserve Requirement and (ii) of the amount of such

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 53

Reserve Requirement (after which time the Borrower shall be obligated to make all such payments of additional interest, including, without limitation, such payment of additional interest that otherwise would have been payable by the Borrower on or prior to such time had the Borrower been earlier informed).

     Section 4.8 Replacement of Lenders. If at any time a Lender, other than EDC, becomes a Gross Up Lender, the Borrower shall have the right to replace such Lender with another Person; provided that (a) such other Person shall be an Eligible Assignee and such other Person shall execute an Assignment and Acceptance, (b) neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find such other Person, (c) in the event of a replacement of a Gross Up Lender, in order for the Borrower to be entitled to replace such Lender, such replacement must take place no later than 180 days after the date the Gross Up Lender shall notify the Borrower and the Administrative Agent of its desire to be paid any amounts pursuant to Section 3.5, 4.1 or 4.6, and (d) if the Borrower replaces one Gross Up Lender, it must replace all Gross Up Lenders or replace all Gross Up Lenders on a pro rata basis. Each Lender, other than EDC, agrees to its replacement at the option of the Borrower pursuant to this Section 4.8 and in accordance with Section 13.8; provided that the successor Lender shall purchase without recourse such Lender's interest in the Obligations of the Borrower to such Lender for cash in an aggregate amount equal to the aggregate unpaid principal thereof, all unpaid interest accrued thereon, all unpaid commitment fees accrued for the account of such Lender, any breakage costs incurred by the selling Lender because of the prepayment of any Eurodollar Loans, all other fees (if any) applicable thereto and all other amounts (including any amounts under this Article 4) then owing to such Lender hereunder or under any other Loan Document and the Loan Parties shall execute a release addressed to such Lender releasing such Lender from all claims arising in connection with the Loan Documents.

                                    ARTICLE 5

                                    Security
                                    --------

     Section 5.1 Collateral. To secure the full and complete payment and performance of the Obligations, the Borrower, Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and the Operating Subsidiaries will (as applicable), and will cause each of the Loan Parties (as applicable) to, grant to the Administrative Agent for the benefit of the Administrative Agent and the Lenders a perfected, first priority Lien on all of its right, title and interest in and to the following Properties and assets, whether now owned or hereafter acquired, pursuant to the Security Documents (which constitutes the "Collateral"):

     (a) all Capital Stock of the Borrower and the Subsidiaries of Holdings and the Borrower owned by Holdings, the Borrower or any Subsidiary of Holdings or the Borrower, other than Capital Stock of Unrestricted Subsidiaries of Holdings;

     (b) all of the Property (as such Property is more specifically described in the Security Documents), including tangible and intangible property and real and personal property, of Holdings and the Borrower and each Subsidiary of Holdings or the Borrower, other than Property of the Unrestricted Subsidiaries of Holdings, including, without limitation, the following: Investments (including certificates of deposit); accounts; inventory (including, without limitation, work in process); equipment; deposit accounts (including cash collateral accounts); brokerage accounts; instruments; Operating Assets; the Sprint Agreements; contract rights (including, without limitation,

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 54 all contracts relating to the construction or operation of the Service Area Network, including rights of way, easements, leases and all related contracts, and all consents and waivers necessary or appropriate from all parties to such contracts, including, without limitation, all consents and waivers necessary or appropriate to permit the collateral assignment of or security interest granted in such contracts); customer deposits in connection with purchase orders; general intangibles; real Property and interests therein (if and to the extent required pursuant to Section 5.4); instruments; chattel paper; Permits; Intellectual Property; and intercompany Debt (including, without limitation, Debt of the Borrower or any of its Subsidiaries owed to or held by Holdings); provided, however, that Holdings shall not be required to grant to the Administrative Agent a security interest in (i) any identifiable cash proceeds of the issuance of the Holdings Public Offering or any identifiable cash proceeds of the issuance of the Holdings Senior Notes, (ii) any dividends, distributions or other amounts received by Holdings from its Unrestricted Subsidiaries, in each case (i.e., as to each of clause (i) and clause (ii) preceding) if and to the extent (but only if and to the extent) that such proceeds (A) are not, and are not required to be, contributed or otherwise paid or transferred to the Borrower or any Subsidiary of the Borrower and (B) are held in a segregated deposit, securities or similar account of Holdings and are not commingled with other cash, securities or properties of Holdings (the sum of the amounts in clause (i) and clause (ii) preceding being called "Holdings Unrestricted Cash"), or (iii) any general intangibles or accounts constituting or relating to the Approved Services Agreement other than all rights to receive fees and other amounts payable to Holdings or its Affiliates thereunder and all proceeds thereof; and

     (c) all cash and non-cash proceeds and products of any of the foregoing.

     Section 5.2 Guaranties. (a) Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and each of the Operating Subsidiaries will Guarantee the payment and performance of the Obligations pursuant to the Guaranties, and (b) the Borrower, Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and the Operating Subsidiaries will cause
(i) Holdings, (ii) each of the Subsidiaries of Holdings (whether owned as of the Closing Date or thereafter organized or created), other than Unrestricted Subsidiaries of Holdings, and (iii) each of the Subsidiaries of the Borrower (whether owned as of the Closing Date or thereafter organized or created) to Guarantee the payment and performance of the Obligations pursuant to the Guaranties.

     Section 5.3 Super Holdings and New Subsidiaries; Additional Capital Stock. Contemporaneously with the creation or acquisition of Super Holdings or any Subsidiary of Holdings or the Borrower after the Closing Date other than an Unrestricted Subsidiary of Holdings, the Borrower, Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and the Operating Subsidiaries shall (as applicable):

     (a) grant or cause to be granted to the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority security interest in all Capital Stock of such Subsidiary owned by Holdings or the Borrower or any Subsidiary of Holdings or the Borrower (to the extent such Capital Stock was not previously pledged to the Administrative Agent);

     (b) cause Super Holdings and each such Subsidiary of Holdings or the Borrower to Guarantee the payment and performance of the Obligations by executing and delivering to the Administrative Agent a Guaranty or a joinder therein acceptable to the Administrative Agent; and


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 55

         (c) cause each such Subsidiary to execute and deliver to the Administrative Agent a Security Agreement and such other Security Documents, in form and substance acceptable to the Administrative Agent, as the Administrative Agent may request to grant the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority Lien on all Property of such Subsidiary.

Contemporaneously with the issuance of any additional Capital Stock of the Borrower or any Subsidiary of Holdings or the Borrower after the Closing Date, other than Capital Stock of an Unrestricted Subsidiary of Holdings, the Borrower, Holdings, Alamosa Texas LP, Alamosa Finance and the Operating Subsidiaries shall, or shall cause Holdings or the appropriate Subsidiary of Holdings or the Borrower to (as applicable), grant or cause to be granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a perfected, first priority security interest in all Capital Stock or other ownership interests in the Borrower or any Subsidiary of Holdings or the Borrower, other than Capital Stock of an Unrestricted Subsidiary of Holdings, owned by the Borrower or Holdings or any such Subsidiary of Holdings or the Borrower (to the extent such Capital Stock or other ownership interests are already not so pledged to the Administrative Agent). Each of the Borrower, Holdings, Alamosa Texas LP, Alamosa Finance and the Operating Subsidiaries covenants that none of the Capital Stock to be pledged in accordance with this
Section 5.3 shall be subject to any transfer restriction, shareholders' agreement or other restriction except for such restrictions under applicable securities laws, such restrictions existing as of the Closing Date which have been disclosed to the Administrative Agent in the Security Documents and such restrictions, if any, as may be reasonably acceptable to the Required Lenders. In connection with and in addition to the foregoing, each of the Loan Parties shall, and shall cause each other appropriate Person (as applicable) to, execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers and financing statements) as the Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this Section 5.3.

     Section 5.4 Mortgaged Properties; Landlord Subordinations or Waivers. The Borrower, Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and the Operating Subsidiaries shall, and shall cause each of the other Loan Parties to, on the Closing Date (with respect to any fee real Property owned on such date and with respect to any leasehold interest owned as of such date relating to any switch location) or contemporaneously with the acquisition of any fee real Property (with respect to any fee real Property acquired after the Closing Date), execute, acknowledge and deliver to the Administrative Agent a Mortgage or an amendment or modification to an existing Mortgage covering all fee real Property owned on the Closing Date or acquired by the Borrower or any such Loan Party subsequent to the Closing Date, together with evidence satisfactory to the Administrative Agent and its counsel that the Mortgage creates a valid, first priority Lien on the fee estate, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, a mortgagee policy of title insurance insuring the Administrative Agent's first priority Lien status created by each such Mortgage, a current survey certified to the Administrative Agent and the Lenders, an appraisal complying with all applicable regulatory requirements, and an environmental survey acceptable to the Administrative Agent, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that (a) with respect to any particular parcel of real Property having a fair market value (inclusive of fixtures) of $250,000 or less, a mortgagee policy of title insurance and a current survey shall not be required to be provided if the aggregate fair market value (inclusive of fixtures) of all real Property as to which the same have not been provided does not exceed $1,000,000,
(b)



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 56 that a mortgagee policy of title insurance shall be required to be provided with respect to each real Property as to which an owner's policy of title insurance has been or is being obtained and a current survey shall be required to be provided if available, and (c) a Mortgage shall not be required with respect to any leasehold interest relating to any switch location until on or before the New Advance Date, and then only if the landlord gives consent (which the appropriate Loan Party agrees to use reasonable efforts to obtain). In addition, if reasonably requested by the Administrative Agent, the Borrower, Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and the Operating Subsidiaries shall, and shall cause each of the other Loan Parties with an interest in such Property to, provide the Administrative Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to the Administrative Agent. With respect to each lease of real Property as to which the Borrower or any other Loan Party is lessee, the Borrower, Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and the Operating Subsidiaries will, and will cause each of the other Loan Parties to, obtain subordinations or waivers of landlord's Liens from each lessor and other agreements from such lessor and its lenders necessary or appropriate to ensure Administrative Agent's perfected, first priority Lien on the Collateral or Property affected thereby, the Administrative Agent's access to such Collateral or Property and the right of the Administrative Agent, the Lenders or their designee to succeed to the rights of the Borrower or such other Loan Party that is the lessee under such lease, in each case in form and substance reasonably satisfactory to the Administrative Agent; provided that with respect to (i) the Lease Agreement dated January 12, 1999 between Chant Family II Limited Partnership and Alamosa PCS LLC and (ii) the leases for office/retail purposes in Abilene, Texas and Odessa, Texas, such subordinations or waivers of landlord's Liens shall not be required so long as no Nortel Networks Equipment is located on any of the real property subject to such leases; provided further that (A) with respect to tower leases in effect as of the Closing Date (the "Existing Tower Leases"), the Borrower and each such Person will, and will cause each of the other Loan Parties to, maintain with respect to Existing Tower Leases the existing subordinations or waivers set forth on Schedule 5.4 hereto and use its reasonable efforts to obtain subordinations or waivers on tower leases that represent, in the aggregate, at least 80% of the total number of towers subject to the Existing Tower Leases and
(B) with respect to tower leases entered into after the Closing Date (the "Subsequent Tower Leases"), the Borrower and each such Person will, and will cause each of the Loan Parties to, obtain subordinations or waivers on Subsequent Tower Leases that represent, in the aggregate, at least 80% of the total number of towers subject to the Subsequent Tower Leases, it being understood that, in the event that such 80% requirement materially constrains the ability of the Borrower or any such Person to enter into any tower lease of strategic importance to the Borrower or such Person, the Administrative Agent agrees to reasonably consider the waiver of such 80% requirement to permit such tower leases to be entered into, and the Lenders hereby authorize the Administrative Agent to waive such requirement in connection with any such tower leases.

         Section 5.5 Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to the Borrower or any other Loan Party (any such notice being hereby expressly waived by the Borrower and the other Loan Parties), to set off and apply any and all deposits (general or special, time or demand, provisional or final excluding any trust accounts) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or any Guarantor against any and all of the Obligations of the Borrower or such Guarantor now or hereafter existing under this Agreement, such

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 57

Lender's Note or any other Loan Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under this Agreement, such Lender's Note or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

     Section 5.6 Further Assurances. In addition to the foregoing, the Borrower, Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and the Operating Subsidiaries will, and will cause each of the other Loan Parties (as applicable) to, execute and/or deliver such further agreements, documents and instruments (including, without limitation, Security Documents and financing statements) as the Administrative Agent may reasonably request from time to time in order for it to obtain and maintain valid, perfected first priority Liens required to be granted to secure the payment and performance of the Obligations in accordance with this Article 5. Until such time as the Deposit Bank Acknowledgment relating to each particular deposit account required to constitute Collateral in accordance with this Agreement is executed, such deposit account shall not contain funds exceeding $100,000 in amount; provided, however, that in no event shall the aggregate amount held in all such deposit accounts of the Loan Parties for which a Deposit Bank Acknowledgment is required to be but is not executed and effective exceed $500,000.

                                    ARTICLE 6

                              Conditions Precedent
                              --------------------

     Section 6.1 Initial Extension of Credit. The obligation of each Lender to make its initial Loan (on or after the Closing Date) under this Agreement is subject to completion of Lenders' due diligence review of each of the Loan Parties and the receipt by the Administrative Agent, on or before the Closing Date, of all of the following in form and substance satisfactory to the Administrative Agent and, in the case of actions to be taken, the taking of the following required actions and evidence that such actions have been taken to the satisfaction of the Administrative Agent:

     (a) Resolutions. Resolutions of the Board of Directors or equivalent governing body (as applicable) certified by the Secretary or an Assistant Secretary (or equivalent officer or representative) of each Loan Party which authorize the execution, delivery and performance by such Loan Party of the Loan Documents to which it is or is to be a party;

     (b) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary (or equivalent officer or representative) of each Loan Party certifying as to the name of each officer or other representative of such Loan Party (i) who is authorized to sign the Loan Documents to which it is or is to be a party (including any certificates contemplated therein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 58

     (c) Certificate of Incorporation, Etc. The certificate of incorporation, articles of incorporation, certificate of formation, certificate of organization, partnership agreement or other analogous constitutional documents of each Loan Party certified by the Secretary of State or other applicable Governmental Authority of the state of incorporation, formation or organization of such entity and dated as of a recent date;

     (d) Bylaws, Etc. The bylaws, partnership agreement, operating agreement, regulations or other analogous constitutional documents of each Loan Party certified by its Secretary or an Assistant Secretary (or equivalent officer or representative);

     (e) Governmental Certificates. Certificates of appropriate officials as to the existence and good standing of each Loan Party in its jurisdiction of incorporation, formation or organization and in all jurisdictions in which such Loan Party is qualified or is required to qualify to do business as a foreign entity, each such certificate to be dated as of a recent date;

     (f) Notes. The Notes duly completed and executed by the Borrower (one payable to the order of each Lender with respect to each of its Commitments);

     (g) [INTENTIONALLY OMITTED];

     (h) Security Agreements and Other Security Documents. Security Agreements and other Security Documents executed by each of the Loan Parties pertaining to the Collateral owned by such Loan Party or in which such Loan Party has rights sufficient to create a Lien (one such Security Agreement executed by each such Loan Party) together with all related financing statements and other filings, consents to collateral assignments from all parties to all Material Contracts included as part of the Collateral in form and substance acceptable to the Administrative Agent, delivery of all pledged Capital Stock and instruments constituting Collateral, together with appropriate stock or unit powers and endorsements thereto and, subject to all limitations stated in Section 5.4, with respect to each existing lease of real Property by any Loan Party, subordinations or waivers of landlord's Liens from each lessor and other agreements from such lessor and its lenders necessary or appropriate to ensure Administrative Agent's perfected, first priority Lien on the Collateral or Property affected thereby other than the Existing Tower Leases not set forth on
Schedule 5.4 hereto, the Administrative Agent's access to such Collateral or Property and the right of the Administrative Agent, the Lenders or their designee to succeed to the rights of such Loan Party that is the lessee under the lease, in each case in form and substance reasonably satisfactory to the Administrative Agent; and all Liens in favor of the Administrative Agent securing the payment or performance of the Obligations shall have been created and perfected with respect to all Collateral and shall constitute valid, perfected first priority Liens (subject only to Permitted Liens which are expressly permitted to have equal or greater priority in accordance with this Agreement);

     (i) Insurance Certificates and Policies. Certificates evidencing all insurance policies required by this Agreement and the other Loan Documents and, if requested by the Administrative Agent, copies of all such insurance policies;

     (j) Lien Searches. Lien searches in the name of each Loan Party (and in all names under which any of them has done business within the last five years) in each jurisdiction where such Loan Party maintains an office or has Property, showing no financing statements or other Lien instruments of record affecting the Collateral except for Permitted Liens;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 59

     (k) [INTENTIONALLY OMITTED];

     (l) [INTENTIONALLY OMITTED];

     (m) Payment of Interest, Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent (i) all interest accrued and unpaid (up to the most recent interest payment date) with respect to the Loans, (ii) all fees accrued and unpaid with respect to the Original Credit Agreement, the First Restated Credit Agreement and/or any commitment thereunder, (iii) all fees due on or before the Closing Date as specified in this Agreement or in the Administrative Agent's Letter and (iv) all fees, costs and expenses of or incurred by the Administrative Agent and/or its counsel to the extent billed on or before the Closing Date and payable pursuant to the Original Credit Agreement or the First Restated Credit Agreement;

     (n) Compliance with Laws. As of the Closing Date, the Borrower and the other Loan Parties shall have complied in all material respects with all Governmental Requirements necessary to consummate the transactions contemplated by this Agreement and the other Loan Documents;

     (o) No Prohibitions. No Governmental Requirement shall prohibit the consummation of the transactions contemplated by this Agreement or any other Loan Document, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or, to the any Loan Party's knowledge, threatened which would, enjoin, prohibit, restrain or otherwise adversely affect in any material manner the consummation of the transactions contemplated by this Agreement and the other Loan Documents or otherwise have a Material Adverse Effect;

     (p) Financial Statements. Copies of each of the financial statements referred to in Section 7.2;

     (q) Opinions of Counsel. Favorable legal opinions, or reliance letters with respect to previously issued legal opinions, of counsel for the Loan Parties, in form and substance and issued by law firms satisfactory to the Administrative Agent, with respect to the Loan Parties and with respect to the Loan Documents, and a favorable legal opinion of regulatory counsel to the Loan Parties in form and substance satisfactory to the Administrative Agent;

     (r) Legal Matters and Loan Documents. All matters of a legal nature relating to the Loan Parties and the Loan Documents shall be reasonably satisfactory to the Administrative Agent and its counsel, and the Administrative Agent shall have received all such other agreements, documents and instruments, each in form and substance and executed and delivered by all parties, as the Administrative Agent may have reasonably requested to receive;

     (s) Business Plan. A copy of the Business Plan in form and substance satisfactory to the Administrative Agent;

     (t) Material Contracts. A true and correct and fully-executed copy of each of the Material Contracts in existence as of the Closing Date, including, without limitation, the Sprint Agreements and the Consents and Agreements (each of which must be in existence as of the Closing Date) in form and substance satisfactory to the Administrative Agent;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 60

     (u) Permits. Copies of all PCS Licenses and all other material Permits affecting each Loan Party or necessary in connection with the construction or operation of the Service Area Network or in connection with its businesses or any of the Properties owned or leased by it or its businesses to be conducted and Properties to be owned or leased as contemplated by the Sprint Agreements and the Business Plan, and evidence satisfactory to the Administrative Agent that each Loan Party is able to conduct its businesses conducted and to be conducted as contemplated by the Sprint Agreements and the Business Plan with the use of such PCS Licenses and Permits in full force and effect; and the Administrative Agent shall be satisfied that (i) the Borrower and the Operating Subsidiaries have the exclusive, unrestricted right to use each of such PCS Licenses and Permits, as applicable, pursuant to license agreements or other agreements, documents or instruments in form and substance reasonably satisfactory to the Administrative Agent and (ii) each of Sprint PCS, the Borrower and the Operating Subsidiaries has complied with all initial and on-going conditions of the issuance and use of all such PCS Licenses and Permits and all other terms and provisions thereof; without limiting the generality of the foregoing, the Administrative Agent shall have received (A) copies of all Permits evidencing that the Borrower and the Operating Subsidiaries hold all Permits necessary to construct and operate the Service Area Network, other than the PCS Licenses for the Service Area held by Sprint PCS under which the Borrower and the Operating Subsidiaries will operate pursuant to the Sprint Agreements, and (B) evidence satisfactory to the Administrative Agent that (1) Sprint PCS holds all PCS Licenses for the Service Area, (2) the Borrower and the Operating Subsidiaries hold all necessary or appropriate Permits from any state public utility commission, (3) all such PCS Licenses and Permits referred to in clauses (1) and (2) preceding have been duly issued by the FCC and the appropriate state public utility commission, respectively, and (4) the Borrower and the Operating Subsidiaries, and the Administrative Agent as the collateral assignee from the Borrower and the Operating Subsidiaries, have the exclusive, unrestricted right to use all such PCS Licenses and Permits referred to in clauses (1) and (2) preceding pursuant to the Sprint Agreements and such other agreements as have been approved by the Administrative Agent;

     (v) Waivers and Consents. To the extent not referred to in clause (h) preceding, copies of all material waivers and consents necessary for the execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party, including, without limitation, any waivers and consents in connection with the Supply Agreement as the Administrative Agent may require and the grant of a security interest in each Material Contract of each Loan Party, which waivers and consents shall be certified by a Responsible Officer of the Borrower (or other applicable Loan Party) as true and correct copies of such consents as of the Closing Date;

     (w) Regulatory Approvals. Evidence satisfactory to the Administrative Agent that all filings, consents or approvals with or of Governmental Authorities necessary to consummate the transactions contemplated by the Loan Documents have been made and obtained, as applicable;

     (x) No Material Adverse Change. As of the Closing Date, (i) no material adverse change shall have occurred with respect to the financial condition, results of operations, businesses, operations, capitalization, indebtedness, liabilities, obligations, profitability or prospects or Properties or of the general affairs or management of the Borrower and its Subsidiaries, taken as a whole, or of the Borrower, in each case since December 31, 1999, (ii) no disruption or adverse change in the capital markets generally or in the market for loan syndications in particular shall have occurred since December 31, 1999, which disruption or adverse change is deemed material in the judgment of the Administrative Agent, and (iii) the Administrative Agent shall be satisfied that the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 61 financial performance of the Borrower and its Subsidiaries and of the Borrower to the Closing Date is not materially different from the financial projections for such Person(s) through the Closing Date that were previously submitted to the Administrative Agent (provided, however, that the Administrative Agent and the Lenders acknowledge that no material adverse change referred to in clause
(i) above shall be deemed to have occurred as of the Closing Date as a result of the specific transactions contemplated to occur as described in the definition of the term "Approved 2000 Reorganization Transactions");

     (y) [INTENTIONALLY OMITTED];

     (z) [INTENTIONALLY OMITTED];

     (aa) Solvency Certificate. A certificate from Holdings and the Borrower certifying that each of the Loan Parties is Solvent, together with contribution agreements between and among each of the Loan Parties other than the Borrower as the Administrative Agent may reasonably require;

     (bb) [INTENTIONALLY OMITTED]; and

     (cc) Reaffirmation and Omnibus Amendment Agreement. The Reaffirmation and Omnibus Amendment Agreement shall have been duly executed and delivered to the Administrative Agent by the Borrower and each other Loan Party.

The Borrower shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative Agent under this Section 6. 1 to permit the Administrative Agent to distribute a copy of the same to each of the Lenders. After the request of the Borrower, the Administrative Agent shall inform the Borrower in writing as to the status of satisfaction of the conditions precedent set forth in this Section 6.1.

     Section 6.2 All Extensions of Credit. The obligation of each Lender to make any Loan (including the initial Loan) under this Agreement is subject to the continued satisfaction of each of the conditions precedent set forth in Section
6.1 and each of the following additional conditions precedent; provided, however, that the condition precedents referred to in clause (j) and clause (l) of this Section 6.2 shall be required to be satisfied only as a condition precedent to the obligation of each Lender to make the initial Loan on the New Advance Date:

     (a) No Default or Material Adverse Effect. No Default or Material Adverse Effect shall have occurred and be continuing, or would result from such Loan;

     (b) Representations and Warranties. All of the representations and warranties of the Loan Parties contained in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Loan with the same force and effect as if such representations and warranties had been made on and as of such date unless they relate solely to an earlier date;

     (c) Ratio of Total Debt to Contributed Capital. After giving effect to the requested Loan, the ratio of Total Debt of the Borrower and its Consolidated Subsidiaries to Contributed Capital of the Borrower is less than or equal to
1.50 to 1.00;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 62

     (d) Permitted Third-Party Expenses Borrowing Base. After giving effect to the requested Loan, the aggregate amount of proceeds of the Loans (including the Original Loans and the First Restated Loans) used to pay Permitted Third-Party Expenses shall not exceed the Permitted Third-Party Expenses Borrowing Base;

     (e) Use of Proceeds. The Borrower shall have certified to the Administrative Agent that all proceeds of the Loans then being made by the Lenders are, concurrently with the making of such Loans, being used by the Borrower for the purposes specified in Section 2.10, and the Borrower shall have delivered to the Administrative Agent such further evidence thereof (if any) as the Administrative Agent may reasonably request;

     (f) Third-Party Expenses Borrowing Base Report. The Administrative Agent shall have received a current Permitted Third-Party Expenses Borrowing Base Report dated as of the date of the Notice of Borrowing;

     (g) Supply Agreement. The Supply Agreement shall not have been terminated by the Borrower or any other Loan Party and shall remain in full force and effect;

     (h) Full Disclosure. Neither the Borrower nor any other Loan Party has failed to disclose to the Administrative Agent or any Lender any material fact with respect to the Service Area Network or their respective financial conditions (including any contingent liabilities) or results of operations, or has failed to disclose any information the absence of which makes any information previously disclosed to the Administrative Agent or any Lender materially misleading;

     (i) Deposit Bank Acknowledgment. The Administrative Agent shall have received a fully executed counterpart of a Deposit Bank Acknowledgment for each deposit account of any Loan Party then in existence, in each case as necessary or appropriate to perfect the Administrative Agent's collateral assignment of or security interest in such deposit account; provided, however, that a Deposit Bank Acknowledgment shall not be required to be executed with respect to any deposit account of Holdings which contains only amounts that are not required to constitute Collateral in accordance with clause (b) of Section 5.1;

     (j) No Material Adverse Change. As of the New Advance Date, (i) no material adverse change shall have occurred with respect to the financial condition, results of operations, businesses, operations, capitalization, indebtedness, liabilities, obligations, profitability or prospects or Properties or of the general affairs or management of the Borrower and its Subsidiaries, taken as a whole, or of the Borrower, in each case since December 31, 1999, (ii) no disruption or adverse change in the capital markets generally or in the market for loan syndications in particular shall have occurred since December 31, 1999, which disruption or adverse change is deemed material in the judgment of the Administrative Agent, and (iii) the Administrative Agent shall be satisfied that the financial performance of the Borrower and its Subsidiaries and of the Borrower to the New Advance Date is not materially different from the financial projections for such Person(s) through the New Advance Date that were previously submitted to the Administrative Agent;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 63

     (k) Payment of Interest, Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent (i) all fees due on or before the date of the requested Loan as specified in this Agreement or in the Administrative Agent's Letter and (ii) all fees, costs and expenses of or incurred by the Administrative Agent and/or its counsel and required to be paid in accordance with Section 13.1, in each case to the extent billed on or before the date of the requested Loan and due and payable pursuant to this Agreement;

     (l) Leasehold Mortgages with respect to Switch Locations; Portnoy Opinion. With respect to the New Advance Date, the Administrative Agent shall have received (i) executed and file-stamped acknowledgment copies of the Mortgages with respect to all leasehold interests relating to the switch locations, to the extent and only to the extent that the Borrower or another appropriate Loan Party, after exercise of its reasonable efforts, was able to obtain consent from the landowner to its doing so, and (ii) a legal opinion of Stephen Portnoy reasonably satisfactory to the Administrative Agent covering, without limitation, leases entered into by the Loan Parties as of the date no more than 30 days prior to the date of such opinion;

     (m) Mortgages. As required by Section 5.4, each of the Loan Parties shall have executed Mortgages in favor of the Administrative Agent for the benefit of the Lenders covering all real property owned by such Loan Party and the appropriate Loan Party shall have made the reasonable efforts required by
Section 5.4 to obtain consent to its granting of Mortgages covering all leasehold interests owned by such Loan Party relating to any switch location, and with respect to each tract of real property owned by such Loan Party, except as may not be required pursuant to Section 5.4, shall have provided to the Administrative Agent a mortgagee policy of title insurance insuring the Administrative Agent's first priority Lien status created by each such Mortgage, a current survey certified to the Administrative Agent and the Lenders, an appraisal complying with all applicable regulatory requirements and an environmental survey acceptable to the Administrative Agent; and

     (n) Additional Documentation. The Administrative Agent shall have received such additional approvals, agreements, documents and instruments (including, without limitation, updates to Schedules hereto) as the Administrative Agent may reasonably request.

Each notice of borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower that the conditions precedent set forth in this Section 6.2 have been satisfied (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).

     Section 6.3 Closing Certificates. The Borrower shall, concurrently with the New Advance Date (with respect to the conditions precedent set forth in Section 6.1), and concurrently with the date of the making of each other Loan, execute and deliver to the Administrative Agent a certificate in form and substance satisfactory to the Administrative Agent certifying as to the satisfaction of each of the conditions precedent set forth in this Article 6 which are required to be satisfied on or before such date (without regard to whether such matters are, in fact, satisfactory to the Administrative Agent to the extent that such satisfaction is required hereunder).

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 64

                                    ARTICLE 7

                         Representations and Warranties
                         ------------------------------

     Each of the Borrower, Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and each Operating Subsidiary hereby represents and warrants to the Administrative Agent and the Lenders that the following statements are as of the Closing Date and, after giving effect to the funding of the initial Loans on the New Advance Date and continuing thereafter as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, will be true, correct and complete:

     Section 7.1 Existence, etc. Each of the Loan Parties (a) is a corporation, partnership, limited liability company or other entity (as described in the Loan Documents) duly organized, validly existing and (if and to the extent that the concept of good standing is applicable to the type of entity in question) in good standing under the laws of the jurisdiction of its incorporation, formation or organization, (b) has all requisite power and authority to own its Properties and carry on its business as now conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each of the Loan Parties has the power and authority and legal right to execute, deliver and perform its obligations under the Loan Documents and the Sprint Agreements to which it is or may become a party.

     Section 7.2 Financial Statements.

     (a) The Borrower has delivered to the Administrative Agent and the Lenders (or, with respect to subclauses (i) and (ii) succeeding, the predecessor Administrative Agent and Lenders) (i) an unaudited balance sheet of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower), together with consolidated schedules, as of and for the nine-month period ended September 30, 1999, (ii) an unaudited pro forma balance sheet of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower), together with consolidating schedules, dated as of January 31, 2000, which gives effect to the transactions that have occurred on or before the First Restated Closing Date (including, without limitation, the Reorganization Transactions, the Holdings Public Offering, the issuance of the Holdings Senior Notes, if applicable, and the capital contributions to Holdings and the Borrower), and
(iii) the audited financial statements of Holdings and its Consolidated Subsidiaries as of and for the fiscal year ended December 31, 1999, and the unaudited financial statements of Holdings and its Consolidated Subsidiaries as of and for the fiscal quarter ended March 31, 2000, as required to have been delivered pursuant to clauses (a) and (b), respectively, of Section 8.1 of the First Restated Credit Agreement. Such financial statements, as well as all other financial statements to be delivered to the Administrative Agent in accordance with this Agreement, are or will be when delivered (as applicable) true and correct, have been or will be (as applicable) prepared in accordance with GAAP and fairly and accurately present or will fairly and accurately present (as applicable), on a consolidated and consolidating basis (as applicable), the financial condition of Holdings and its Consolidated Subsidiaries (including without limitation, the Borrower) as of such dates and the


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 65 results of operations for the respective periods indicated therein. There has not been, as of the Closing Date, any material adverse change in the financial condition, results of operations, businesses, operations or Properties of Holdings and its Subsidiaries, taken as a whole, the Borrower and its Subsidiaries, taken as a whole, or of the Borrower on an individual basis, since September 30, 1999 or December 31, 1999.

     (b) The Business Plan (including, without limitation, the financial projections contained therein) represents, as of the Closing Date, the good faith estimate of the Borrower and its senior management concerning the probable financial condition and performance of the Borrower and its Subsidiaries for the time period covered thereunder based upon the assumptions believed to be reasonable at the time made.

     Section 7.3 Corporate Action; No Breach. The execution, delivery and performance by each of the Loan Parties of the Loan Documents and the Sprint Agreements to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite entity action and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the certificate of incorporation, articles of incorporation, certificate of formation, certificate of organization, partnership agreement, regulations, bylaws or other constitutional documents of such Loan Party, (ii) any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any state public utility commission) or any order, writ, injunction or decree of any Governmental Authority or arbitrator, or (iii) any material agreement, document or instrument to which any Loan Party is a party or by which any Loan Party or any of its Property is bound or subject, or
(b) constitute a default under any such material agreement, document or instrument, or result in the creation or imposition of any Lien (except a Lien in favor of the Administrative Agent for and on behalf of the Lenders under the Security Documents as provided in Article 5) upon any of the revenues or Property of any Loan Party.

     Section 7.4 Operation of Business; Licenses. Each of the Loan Parties (a) possesses all material Permits, franchises, licenses and authorizations necessary or appropriate to conduct its businesses substantially as now conducted and as to be conducted as contemplated by the Business Plan, and (b) has complied with all initial and on-going conditions to the issuance and use of all such Permits, franchises, licenses and authorizations, except where failure to comply could not reasonably be expected to have a Material Adverse Effect. None of the Loan Parties is in violation of any such material Permits, franchises, licenses or authorizations which could be expected to result in any termination or cessation thereof. All of the PCS Licenses and all of the Permits of the Loan Parties issued by any state public utility commission, and all other material Permits, franchises, licenses and authorizations required by any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any state public utility commission) or issued by any Governmental Authority as of the Closing Date are summarized by category or type, as relevant to the operation of the Loan Parties on Schedule 7.4 as to each Loan Party separately. Sprint PCS holds all PCS Licenses, and the Borrower and the Operating Subsidiaries hold all Permits of any state public utility commission, necessary to operate a PCS system in each of the BTAs set forth on Schedule 1.1(c). Such PCS Licenses and Permits are as set forth on Schedule 7.4, have been duly issued by the FCC and the appropriate state public utility

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 66 commission (as applicable) and are in full force and effect, and all provisions of such PCS Licenses and Permits have been complied with in all material respects. No PCS License or Permit for any BTA set forth on Schedule 1.1(c) is subject to any pending or, to the knowledge of any Loan Party, threatened revocation or termination proceeding or action.

     Section 7.5 Intellectual Property. The Intellectual Property owned or used by each of the Loan Parties in the operation of their respective businesses are set forth on Schedule 7.5. Each of the Loan Parties owns or possesses (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of their respective businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement and the other Loan Documents will not materially alter or impair, individually or in the aggregate, any of such rights of the Loan Parties. No product or service of any of the Loan Parties infringes upon any Intellectual Property of any other Person, and no claim or litigation is pending or, to the knowledge of any Loan Party, threatened against any Loan Party contesting its right to sell or otherwise use any product or material or service which could reasonably be expected to have a Material Adverse Effect. There is no violation by any Loan Party of any right of any such other Person with respect to any material Intellectual Property owned or used by any such other Person.

     Section 7.6 Litigation and Judgments. Each material action, suit, investigation or proceeding before or by any Governmental Authority or arbitrator pending or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party, or that relates to any of the Loan Documents as of the Closing Date is disclosed on Schedule 7.6. None of such actions, suits, investigations or proceedings could, if adversely determined, reasonably be expected to have a Material Adverse Effect. Except as may be disclosed on
Schedule 7.6, as of the Closing Date, there are no outstanding judgments against any Loan Party. No Loan Party has received any opinion or memorandum or legal advice in writing from legal counsel to the effect that it is exposed to any liability or disadvantage that could reasonably be expected to have a Material Adverse Effect.

     Section 7.7 Rights in Properties; Liens. Except as disclosed on Schedule 7.7, none of the Loan Parties owns any right, title or interest in any real Property. Each of the Borrower and its Subsidiaries has good and marketable title to or, with respect to leasehold interests, valid leasehold interests in all of its material Properties and assets, real and personal, including the material Properties, assets and leasehold interests reflected in the financial statements described in Section 7.2(a), except where failure to have good and marketable title or valid leasehold interests could not reasonably be expected to have a Material Adverse Effect, and none of the Properties or leasehold interests of any of the Loan Parties is subject to any Lien, except Permitted Liens. Schedule 5.4 sets forth, as of February 8, 2000, information which is complete and accurate in all material respects with respect to the lease agreements for the Existing Tower Leases and other leases referred to therein. The Borrower or an Operating Subsidiary of the Borrower owns all existing Operating Assets. No Loan Party has granted or voluntarily allowed or permitted to exist any Lien to or in favor of any Person (other than the Administrative Agent for and on behalf of the Lenders as security for the Obligations) which attaches or relates to any of the Collateral and the Liens on the Collateral in favor of the Administrative Agent are perfected, first priority Liens subject only



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 67 to Permitted Liens which are expressly permitted to be equal or prior to the Liens of the Administrative Agent in the definition of the term "Permitted Liens".

     Section 7.8 Enforceability. The Loan Documents have been duly and validly executed and delivered by each of the Loan Parties that is a party thereto, and such Loan Documents constitute the legal, valid and binding obligations of such Persons, enforceable against each such Person in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

     Section 7.9 Approvals. No authorization, approval or consent of, and no filing or registration with or notice to, any Governmental Authority (including the FCC) or other Person is or will be necessary for the execution, delivery or performance by any Loan Party of any of the Loan Documents or any of the Sprint Agreements to which it is or will be a party or for the validity or enforceability thereof, except for such consents, approvals and filings as have been validly obtained or made and are in full force and effect. The consummation of the transactions contemplated by the Loan Documents and the Sprint Agreements does not require the consent or approval of any other Person, except such consents and approvals (a) as have been validly obtained and are in full force and effect or (b) as to which the failure to obtain is not, individually or in the aggregate, material. None of the Loan Parties has failed to obtain any material consent, approval, license, Permit, franchise or other authorization of any Governmental Authority (including the FCC) necessary for the ownership or use of any of its Properties, conduct of its business and performance of the Business Plan.

     Section 7.10 Debt. As of the Closing Date, none of the Loan Parties has any Debt other than (a) the Obligations, and (b) the Debt disclosed on Schedule 7.10 hereto.

     Section 7.11 Taxes. Each of the Loan Parties has filed (a) all tax returns (federal, state and local) and reports required to be filed, including, without limitation, all income, franchise, employment, Property and sales tax returns, and (b) all other material tax returns and reports required to be filed except where failure to file could not reasonably be expected to have a Material Adverse Effect, and has paid all federal and other material taxes (shown on such returns or reports to be due and payable), assessments, fees and other governmental charges levied or imposed upon it or its Properties, income or assets otherwise due and payable before they become delinquent, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no notice of Lien has been filed or recorded. There is no proposed tax assessment against any Loan Party which could, if the assessment were made, reasonably be expected to have a Material Adverse Effect.

     Section 7.12 Margin Securities. None of the Loan Parties is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 68

     Section 7.13 ERISA. None of the Loan Parties or any ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plan other than the Pension Plans identified on Schedule 7.13. Each Plan of the Loan Parties is in compliance in all material respects with all applicable provisions of ERISA and the Code. Neither a Reportable Event nor a Prohibited Transaction has occurred within the last 60 months with respect to any Plan that could reasonably be expected have a Material Adverse Effect. No notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Pension Plan, nor has the PBGC instituted any such proceedings. Neither any Loan Party nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each of the Loan Parties and each ERISA Affiliate have met their minimum funding requirements under ERISA and the Code or with respect to all of their Pension Plans subject to such requirements, and, as of the Closing Date except as specified on Schedule 7.13, the present value of all vested benefits under each funded Plan (exclusive of any Multiemployer Plan) does not and will not exceed the fair market value of all such Plan assets allocable to such benefits, as determined on the most recent valuation date of such Plan and in accordance with ERISA. Neither any Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA. No litigation is pending or, to any Loan Party's knowledge, threatened concerning or involving any Plan that could reasonably be expected to have a Material Adverse Effect. There are no unfunded or unreserved liabilities (on either a going-concern basis or a wind-up basis) relating to any Plan that could, individually or in the aggregate, have a Material Adverse Effect if the Borrower were required to fund or reserve such liability in full. As of the Closing Date, no funding waivers have been or will have been requested or granted under Section 412 of the Code with respect to any Plan. No unfunded or unreserved liability for benefits under any Plan or Plans (exclusive of any Multiemployer Plans) exceeds $500,000, with respect to any such Plan, or $1,000,000 with respect to all such Plans, in the aggregate as of the Closing Date, on either a going-concern basis or a wind-up basis.

     Section 7.14 Disclosure. No written statement, information, report, representation or warranty made by any Loan Party in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with the Loan Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading. There is no fact known to any Loan Party which has had a Material Adverse Effect, and there is no fact known to any Loan Party which might in the future have a Material Adverse Effect except as may have been disclosed in writing to the Administrative Agent.

     Section 7.15 Loan Parties; Capitalization. The Borrower is a Wholly-Owned Subsidiary of Holdings and all issued and outstanding Capital Stock of the Borrower is owned, beneficially and of record, by Holdings. Except for the issued and outstanding Capital Stock of Alamosa Texas that is owned, beneficially and of record, by Alamosa Texas GP as of the Closing Date (as specified in Schedule 7.15), Alamosa Texas is a Wholly-Owned Subsidiary of Alamosa Texas LP and all issued and outstanding Capital Stock of Alamosa Texas is owned, beneficially and of record, by Alamosa Texas LP. Except for the issued and outstanding Capital Stock of Alamosa Wisconsin that is owned, beneficially and of record, by Alamosa Wisconsin GP and certain Wisconsin telephone companies




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 69 as of the Closing Date (as specified in Schedule 7.15), Alamosa Wisconsin is a Wholly-Owned Subsidiary of the Borrower and all issued and outstanding Capital Stock of Alamosa Wisconsin is owned, beneficially and of record, by the Borrower. Each of Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Finance and Alamosa Texas LP is a Wholly-Owned Subsidiary of the Borrower and all issued and outstanding Capital Stock of each of Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Finance and Alamosa Texas LP is owned, beneficially and of record, by the Borrower. Schedule 7.15 attached hereto contains, as of the Closing Date, complete and accurate information regarding (a) the identities of each of the Subsidiaries of Holdings and the Borrower, (b) the number of issued and outstanding shares (or other units) of each class of Capital Stock issued by each of the Loan Parties and the identities of, and number and percentage of each of such shares (or other units) held by, (i) with respect to the Capital Stock of Holdings, the Former Members and (ii) with respect to the Capital Stock of each of the other Loan Parties, the owner(s) (both of record and beneficially) of such Capital Stock, and (c) the jurisdiction of incorporation or other organization of each of the Loan Parties. As of the Closing Date, Holdings does not have any Unrestricted Subsidiaries other than Alamosa Operations, Inc., a Delaware corporation.

     Section 7.16 Compliance with Laws. None of the Loan Parties is in violation of any Governmental Requirement (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any state public utility commission), except for instances of non-compliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 7.17 Investment Company Act. None of the Loan Parties is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 7.18 Public Utility Holding Company Act. None of the Loan Parties is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 7.19 Environmental Matters.

     (a) Except for instances of noncompliance with or exceptions to any of the following representations and warranties that could not have, individually or in the aggregate, a Material Adverse Effect:

         (i) Each of the Loan Parties and all of their respective Properties and operations are in full compliance with all Environmental Laws. No Loan Party is aware of, and no Loan Party has received written notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance by the Loan Parties with all Environmental Laws;

         (ii) Each of the Loan Parties has obtained all Permits that are required under applicable Environmental Laws, and all such Permits are in good standing and all such Persons are in compliance with all of the terms and conditions thereof;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 70

         (iii) No Hazardous Materials exist on, about or within or have been (to the knowledge of any Loan Party) or are being used, generated, stored, transported, disposed of on or Released from any of the Properties of any of the Loan Parties except in compliance with applicable Environmental Laws. The use which each of the Loan Parties make and intend to make of its Properties will not result in the use, generation, storage, transportation, accumulation, disposal or Release of any Hazardous Material on, in or from any of their currently owned Properties except in compliance with applicable Environmental Laws;

         (iv) There are no conditions or circumstances associated with the currently owned or leased Properties or operations of any of the Loan Parties that could reasonably be expected to give rise to any Environmental Liabilities or claims resulting in any Environmental Liabilities;

         (v) None of the Loan Parties and none of its currently or previously owned or leased Properties or operations is subject to any outstanding or, to the knowledge of any Loan Party, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (A) any failure to comply with Environmental Laws, (B) any Remedial Action, or (C) any Environmental Liabilities;

         (vi) None of the Loan Parties is subject to, or has received written notice of any claim from any Person alleging that it is or will be subject to, any Environmental Liabilities;

         (vii) None of the Properties of any of the Loan Parties is a treatment facility (except for the recycling of Hazardous Materials generated on-site and the treatment of liquid wastes subject to the Clean Water Act or other applicable Environmental Law for temporary storage of Hazardous Materials generated on-site prior to their disposal off-site) or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. (Section) 6901 et seq., regulations thereunder or any comparable provision of state law. Each of the Loan Parties is in compliance with all applicable financial responsibility requirements of all Environmental Laws; and

         (viii) None of the Loan Parties has failed to file any notice required under applicable Environmental Law reporting a Release.

     (b) No Lien arising under any Environmental Law that could have, individually or in the aggregate, a Material Adverse Effect has attached to any Property or revenues of any of the Loan Parties.

     Section 7.20 Year 2000 Compliance. The Borrower has (a) initiated a review and assessment of all areas within the businesses and operations (including those affected by suppliers and vendors) of the Loan Parties that could reasonably be expected to be relevant to whether the Loan Parties are Year 2000 Compliant, (b) developed a plan and timeline for ensuring that the Loan Parties are Year 2000 Compliant on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. Based upon the foregoing, the Borrower believes that each of the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 71
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Loan Parties is Year 2000 Compliant as of the Closing Date except to the extent as may be described in Schedule 8.15 and except for instances of noncompliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 7.21 Labor Disputes and Acts of God. Neither the business nor the Properties of any of the Loan Parties are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is having or could reasonably be expected to have a Material Adverse Effect.

     Section 7.22 Material Contracts. Attached hereto as Schedule 7.22 is a complete list, as of the Closing Date, of all Material Contracts of each of the Loan Parties, other than the Loan Documents, which list sets forth each of the parties to each of the Material Contracts. All of the Material Contracts are in full force and effect and none of the Loan Parties is in default under any Material Contract and, to the knowledge of the Loan Parties after due inquiry, no other Person that is a party thereto is in default under any of the Material Contracts. Each of the Loan Parties is in compliance with the terms and provisions of the Sprint Agreements. None of the Material Contracts prohibits the transactions contemplated under the Loan Documents. Except as may be provided on Schedule 7.22, (a) each of the Material Contracts has been transferred or assigned to, or is currently in the name of, a Loan Party and (b) subject to the provisions of the Sprint Agreements, as the same may be modified or superseded by the Consents and Agreements, each of the Material Contracts is assignable to the Administrative Agent as collateral and is assignable by the Administrative Agent to a transferee if an Event of Default were to occur. The Borrower has delivered to the Administrative Agent a complete and current copy of each Material Contract of any Loan Party (other than purchase orders entered into in the ordinary course of business) existing on the Closing Date.

     Section 7.23 Bank Accounts. As of the Closing Date, Schedule 7.23 sets forth the account numbers and location of all bank accounts (including lock box and special deposit accounts) of each of the Loan Parties.

     Section 7.24 Outstanding Securities. As of the Closing Date, all outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations of the Securities and Exchange Commission thereunder) of the Loan Parties have been offered, issued, sold and delivered in compliance with all applicable Governmental Requirements.

     Section 7.25 Solvency. Each of the Loan Parties, as a separate entity, is Solvent, both before and after giving effect to the Loans.

     Section 7.26 Employee Matters. Except as set forth on Schedule 7.26, as of the Closing Date, (a) none of the Loan Parties nor any of their employees is subject to any collective bargaining agreement, and (b) no petition for certification or union election is pending with respect to the employees of any Loan Party, and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Loan Party. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Loan Parties


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 72 after due inquiry, threatened against, any of the Loan Parties or their respective employees which could have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 7.26, as of the Closing Date, none of the Loan Parties is subject to an employment contract.

     Section 7.27 Insurance. Schedule 7.27 sets forth a complete and accurate description of all policies of insurance that will be in effect as of the Closing Date for the Loan Parties and their Properties. To the extent such policies have not been replaced, no notice of cancellation has been received for such policies and each of the Loan Parties which is the owner or holder of each such policy is in compliance with all of the terms and conditions of such policy.

     Section 7.28 Common Enterprise. Holdings and its Subsidiaries (including, without limitation, the Borrower) are members of an affiliated group with each other such Person and are collectively engaged in a common enterprise with one another. Each of the Loan Parties expects to derive substantial benefit (and may reasonably be expected to derive substantial benefit), directly and indirectly, from the Loans contemplated by this Agreement, both in its separate capacity and as a member of an affiliated and integrated group.

     Section 7.29 Reorganization Transactions. Each of the Reorganization Transactions has been, on or before the First Restated Closing Date, consummated in accordance with the terms and provisions of the agreements and documents governing such transactions, and true and correct copies of such agreements and documents have been delivered to the Administrative Agent.

     Section 7.30 Supply Agreement. Amendment No. 4 to the Supply Agreement has been executed and delivered by all parties thereto and, subject to the terms and conditions thereof, obligates the Borrower and the Operating Subsidiaries to purchase at least $167,000,000 worth of Nortel Networks Goods and Services, and the Administrative Agent has received a photocopy of such amendment to the Supply Agreement as so executed and delivered, certified by a Responsible Officer of the Borrower as being a true and correct copy of such document.

     Section 7.31 Holdings Public Offering and Holdings Senior Note Issuance. On or before the First Restated Closing Date, each of the Holdings Public Offering has been completed and the Holdings Senior Notes have been issued and, in connection therewith, not less than $210,000,000 of the net cash proceeds thereof has been received by Holdings and contributed by Holdings as equity to the capital of the Borrower and, as a result thereof and as a result of any other contributions to the equity capital of Holdings and the Borrower prior to the First Restated Closing Date, the total contributed equity capital of the Borrower as of the First Restated Closing Date was not less than $250,000,000, inclusive of $75,000,000 or more of the net cash proceeds of the issuance of the Holdings Senior Notes contributed by Holdings to the Borrower as additional equity capital.

     Section 7.32 New Subsidiary Transactions. Each of the New Subsidiary Transactions has been, on or before the Closing Date, consummated in accordance with the terms and provisions of the agreements and documents governing such transactions, and true and correct copies of such agreements and documents have been delivered to the Administrative Agent or its predecessor Administrative Agent.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 73

     Section 7.33 Consent to Change of Control from Sprint. On or before the Closing Date, the Borrower received written consent from Sprint to any "Change of Control" (as such term is defined in the Sprint Management Agreements) that may have occurred as a result of the New Subsidiary Transactions and a true and correct copy of such written consent has been delivered to the Administrative Agent or its predecessor Administrative Agent.

                                    ARTICLE 8

                              Affirmative Covenants
                              ---------------------

     Each of the Borrower, Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and each Operating Subsidiary hereby covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants :

     Section 8.1 Reporting Requirements. The Loan Parties will furnish (or will cause to be furnished) to the Administrative Agent and each Lender:

     (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of Holdings, beginning with the fiscal year ended December 31, 1999, either a copy of the form 10-K (including all financial statements contained therein) filed by Holdings as of the end of and for such fiscal year then ended, together with audited consolidating schedules for each of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) with respect to the financial statements contained therein, or a copy of the annual audit report (including the consolidated balance sheet) of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) as of the end of such year and the related audited consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, together with audited consolidating schedules for Holdings and its Consolidated Subsidiaries, (including, without limitation, the Borrower) with respect to each of such financial statements, in each case setting forth in comparative form the figures for the previous fiscal year, and accompanied by the opinion of independent certified public accountants of recognized standing reasonably acceptable to the Administrative Agent, which opinion shall state that such consolidated financial statements present fairly the financial position and results of operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and which opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of such Person's records;

     (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the quarters of each fiscal year of Holdings, beginning with the fiscal quarter ending December 31, 1999, either a copy of the form 10-Q (including all financial statements contained therein) filed by Holdings as of the end of and for such fiscal quarter then ended, together with consolidating schedules for each of Holdings and its


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 74

Consolidated Subsidiaries (including, without limitation, the Borrower) with respect to each of the financial statements contained therein, or a copy of the unaudited consolidated balance sheet of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) as of the end of such quarter and the related consolidated statements of income or operations, shareholders' equity and cash flows and quarterly operating budgets (or such other information comparable to operating budgets as Holdings or the Borrower prepares for its own internal purposes) for the period commencing on the first day and ending on the last day of such quarter, together with unaudited consolidating schedules for Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) with respect to each of such financial statements, in each case setting forth in comparative form the information or figures for the corresponding period of the preceding fiscal year, and certified by an appropriate Responsible Officer of Holdings as fairly presenting, in accordance with GAAP, the financial position and the results of operations of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) (except for year-end adjustments and financial statement footnotes required by GAAP);

     (c) Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a) and 8.1(b), a Compliance Certificate of a Responsible Officer of the Borrower substantially in the form of Exhibit D hereto, appropriately completed, stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto;

     (d) Notice of Actions, Suits or Proceedings. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority (including the FCC) or arbitrator affecting any Loan Party, any Sprint Agreement or any PCS License or material Permit, which, if determined adversely to any Loan Party, Sprint Spectrum or Sprint PCS, could reasonably be expected to have a Material Adverse Effect;

     (e) Notice of Default, etc.. As soon as possible and in any event immediately upon any Loan Party's knowledge of the occurrence of any Default, a written notice setting forth the details of such Default and the action that any Loan Party has taken and, if and to the extent known, proposes to take with respect thereto;

     (f) ERISA Plan Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which any Loan Party or any of its respective ERISA Affiliates files with or receives from the PBGC or the U.S. Department of Labor under ERISA with respect to a Pension Plan or for which any Loan Party has any potential liability; and as soon as possible and in any event within five days after any Loan Party knows or has reason to know that any such Pension Plan is insolvent, or that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or Multiemployer Plan, or that the PBGC, or any Loan Party or any of its respective ERISA Affiliates has instituted or will institute proceedings under ERISA to terminate or withdraw from or reorganize any Pension Plan, a certificate of a Responsible Officer of the Borrower setting forth the details as to such insolvency, withdrawal, Reportable Event, Prohibited Transaction or termination and the action that any Loan Party has taken and proposes to take with respect thereto;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 75

     (g) Proxy Statements, Etc. As soon as available, one copy of each (if any) financial statement, report, notice or proxy statement sent by any Loan Party to its stockholders or other security holders generally, one copy of each (if any) regular, periodic or special report (including, without limitation, reports on forms 10-K, 10-Q and 8-K), registration statement or prospectus filed by any Loan Party with any securities exchange or the Securities and Exchange Commission or any successor agency and one copy of each press release or other statement made by any Loan Party to the public containing material developments relating to its business, operations or prospects;

     (h) Insurance. Within 60 days prior to the end of each fiscal year of the Borrower, a report in form and substance reasonably satisfactory to the Administrative Agent summarizing all material insurance coverage maintained by the Loan Parties as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

     (i) Plan Information. From time to time, as reasonably requested by the Administrative Agent or any Lender, such books, records and other documents relating to any Pension Plan as the Administrative Agent or any Lender shall specify; prior to any termination, partial termination or merger of a Pension Plan covering employees of any Loan Party or any of its ERISA Affiliates, or a transfer of assets of a Pension Plan covering employees of any Loan Party or any of its ERISA Affiliates, written notification thereof; promptly upon any Loan Party's receipt thereof, a copy of any determination letter or advisory opinion regarding any Pension Plan received from any Governmental Authority and any amendment or modification thereto as may be necessary as a condition to obtaining a favorable determination letter or advisory opinion; and promptly upon the occurrence thereof, written notification of any action requested by any Governmental Authority to be taken as a condition to any such determination letter or advisory opinion;

     (j) Business Plan, etc. Not later than 15 days prior to the end of each year, an update of the Business Plan in reasonable detail generally consistent with the form and substance of the Business Plan provided to the Administrative Agent on or before the Closing Date, which update shall reflect the corresponding information for the prior year;

     (k) Permitted Third-Party Expenses Borrowing Base Reports. As soon as available and in any event within 45 days after the end of each fiscal quarter, and, in any event concurrently with the making of each Loan hereunder and from time to time upon the request of the Administrative Agent after the occurrence of a Default, a Permitted Third-Party Expenses Borrowing Base Report duly completed; provided, however, no Permitted Third-Party Expenses Borrowing Base Report shall be required to be delivered with respect to the Permitted Third-Party Expenses Borrowing Base at any time after six months after the termination of the later to occur of the Tranche B Commitment Termination Date or the Tranche C Commitment Termination Date;

     (l) Management Letters. Promptly upon each receipt thereof by any Loan Party, a copy of any management letter or other written report submitted to such Person by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects or Properties of any such Person;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 76

     (m) Reports to Other Creditors. Promptly after the furnishing thereof, a copy of any financial or other material statement or report furnished by any Loan Party to any other party pursuant to the terms of any indenture, loan, stock purchase or credit or similar agreement and not otherwise required to be furnished to the Administrative Agent and the Lenders pursuant to any other clause of this Section 8.1;

     (n) Notice of Material Adverse Effect. Within three Business Days after any Loan Party becomes aware thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect;

     (o) Environmental Assessments and Notices. Promptly after the receipt thereof, a copy of each environmental assessment (including any analysis relating thereto) prepared with respect to any Property of any Loan Party and each notice sent by any Governmental Authority relating to any failure or alleged failure to comply with any Environmental Law or any liability with respect thereto;

     (p) Notices Under Sprint Agreements. Promptly after the receipt by any Loan Party and promptly after the delivery by any Loan Party, a copy of each written notice delivered under any Sprint Agreement which notice (i) relates to an "Event of Termination" as defined in any Sprint Management Agreement, (ii) relates to the FCC or a PCS License or is delivered in connection with Section
2.2 (Compliance with Regulatory Rules) or Section 16 of any Sprint Management Agreement (Regulatory Compliance), (iii) relates to a dispute resolution proceeding under Section 16 of any Sprint Management Agreement (Dispute Resolution), (iv) relates to performance or status of completion of the Build-out Plan, or (v) otherwise relates to matter under the Sprint Agreements which could give rise to Material Adverse Effect;

     (q) Quarterly Performance Statistics. As soon as available and in any event within 45 days after the end of each fiscal quarter, a summary of (i) the number of cell sites constructed during such fiscal quarter, (ii) the total number of Wireless Subscribers as of the end of such fiscal quarter, (iii) the number of Wireless Subscribers acquired and terminated during such fiscal quarter, (iv) the average monthly charges billed to Wireless Subscribers during such fiscal quarter, (v) the average number of minutes used by Wireless Subscribers per month during such fiscal quarter and (vi) such other performance statistics as the Administrative Agent or any Lender may from time to time reasonably request;

     (r) Investments in Subsidiaries of the Borrower. As soon as available and in any event within 45 days after the end of each fiscal quarter, a report identifying the aggregate amount of all Loan proceeds (i) loaned or contributed as equity capital by the Borrower to any of its Subsidiaries, (ii) loaned or contributed as equity capital by any Subsidiary of the Borrower to any Operating Subsidiary or other Subsidiary of the Borrower, or (iii) otherwise used by each Operating Subsidiary or other Subsidiary of the Borrower.

     (s) Accounts Receivable and Payable. As soon as available and in any event within 45 days after the end of each fiscal quarter, an aged trial balance of all then-existing Receivables and all then existing accounts payable of each Loan Party, provided, however, that, with respect to


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 77

Receivables of the Borrower or an Operating Subsidiary collected by Sprint PCS, the Borrower may promptly deliver to the Administrative Agent a copy of the information relating thereto delivered by Sprint PCS to the Borrower or such Operating Subsidiary and such delivery shall satisfy the requirements of this clause (s) relating to such Receivables;

     (t) [INTENTIONALLY OMITTED]; and

     (u) General Information. Promptly, such other business, financial, corporate affairs and other similar information concerning any Loan Party and/or any Collateral as the Administrative Agent or any Lender may from time to time reasonably request.

     Section 8.2 Maintenance of Existence; Conduct of Business. Each of the Loan Parties will preserve and maintain its entity existence and all of its leases, privileges, licenses, Permits, franchises, qualifications, Intellectual Property, intangible Property and rights that are necessary or appropriate in the ordinary course of its business, except to the extent that failure to preserve or maintain the same could not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, each of the Borrower and its Operating Subsidiaries (a) has entered into, or will timely enter into, such long-distance carrier and interconnection agreements (or agreements with third parties, such as the Sprint Agreements, which provide such long-distance carrier and interconnection rights indirectly) as are, at any time of determination, then necessary to the conduct of its business in accordance with the Business Plan and (b) will conduct its business generally in accordance with the Business Plan, in each case except to the extent that the failure to do so could not reasonably be expected to cause a Material Adverse Effect. Each of the Loan Parties will conduct its business in an orderly and efficient manner in accordance with good business practices and the Business Plan.

     Section 8.3 Maintenance of Properties and Permits. Each of the Loan Parties will maintain, keep and preserve all of its Properties and Permits necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereof.

     Section 8.4 Taxes and Claims. Each of the Loan Parties will pay or discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that none of the Loan Parties shall be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.

     Section 8.5 Insurance.

     (a) Each of the Loan Parties will keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible entities engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 78 customarily insured against by such corporations or entities and carry such other insurance as is usually carried by such corporations or entities, provided that in any event each of the Loan Parties (if and to the extent that it has Properties that are capable of being covered by the following insurance) will maintain:

         (i) Property Insurance. Insurance against loss or damage covering substantially all of the tangible real and personal Property (including, without limitation, the Service Area Network and related equipment) and improvements of such Person by reason of any Peril (as defined below) in such amounts (subject to any deductibles as shall be satisfactory to the Administrative Agent) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy, but in any event in such amounts as are reasonably available as determined by the Borrower's independent insurance broker reasonably acceptable to the Administrative Agent.

         (ii) Automobile Liability Insurance for Bodily Injury and Property Damage. Insurance in respect of all vehicles (whether owned, hired or rented by such Person) at any time located at, or used in connection with, its Properties or operations against liabilities for bodily injury and Property damage in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable law.

         (iii) Comprehensive General Liability Insurance. Insurance against claims for bodily injury, death or Property damage occurring on, in or about the Property (and adjoining streets, sidewalks and waterways) of such Person, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.


         (iv) Worker's Compensation Insurance. Worker's compensation insurance (including employers' liability insurance) to the extent required by applicable law, which may be self-insurance to the extent permitted by applicable law.

Without limiting the generality of the foregoing, the Borrower and its Subsidiaries shall purchase and maintain in effect all-risk, property and casualty insurance (including casualty insurance covering earthquake and flood damage) covering all tangible, real and personal Property (including, without limitation, the Service Area Network and Nortel Networks Equipment and related equipment) and liability insurance covering the operations of the Borrower and its Subsidiaries, in each case in such amounts (not to exceed the greater of original cost or fair market value) and as otherwise reasonably acceptable to the Administrative Agent and the Required Lenders. Such insurance shall be written by financially responsible companies selected by the Borrower and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to the Required Lenders. Each policy referred to in this Section 8.5 shall name the Administrative Agent (for the benefit of itself and the other Lenders) as loss payee (with respect to casualty insurance policies) and additional insured (with respect to liability insurance policies) and shall provide that it will not be canceled, amended or reduced except after not less than 30 days' prior written notice to the Administrative Agent and shall also provide that the interests of the Administrative Agent and the Lenders shall not be invalidated or reduced



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 79 by any act, omission or negligence of the Borrower or any of its Subsidiaries. The Borrower will advise the Administrative Agent promptly of any policy cancellation, reduction or amendment. For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Loan Parties are located.

     (b) Each of the Loan Parties will cause each Insurance Recovery (other than any portion of an Insurance Recovery payable to a landlord to repair or replace Property leased by the Borrower or any of its Subsidiaries) payable by any insurance company to be deposited promptly with the Administrative Agent as security for the Obligations if a Default has then occurred and is continuing, and will promptly pay all Insurance Recoveries to the Administrative Agent for application against the Obligations if and to the extent required in accordance with Section 2.7(a).

     (c) If a Default shall have occurred and be continuing, each of the Loan Parties will cause all proceeds of insurance paid on account of the loss of or damage to any Property of any Loan Party and all awards of compensation for any Property of any Loan Party taken by condemnation or eminent domain to be promptly paid directly to the Administrative Agent to be applied against or held as security for the Obligations, at the election of the Administrative Agent and the Required Lenders.

     Section 8.6 Inspection Rights. Each of the Loan Parties will permit representatives and agents of the Administrative Agent and each Lender, during normal business hours and upon reasonable notice to the Borrower, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. Each of the Loan Parties will authorize its accountants in writing (with a copy to the Administrative Agent) to comply with this Section 8.6. The Administrative Agent or its representatives may, at any time and from time to time at the Borrower's expense, conduct field exams to verify the Permitted Third-Party Expenses Borrowing Base and for such other purposes as the Administrative Agent may reasonably request, provided, however, that such exams shall be at the Borrower's expense only if a Default has then occurred and is continuing. Without limiting the generality of the foregoing, the Administrative Agent may retain outside auditors to evaluate and monitor Permitted Third-Party Expenses Borrowing Base Reports, inventory valuations and other matters relevant to the determination of the Permitted Third-Party Expenses Borrowing Base, all at the expense of Borrower after the occurrence and during the continuance of a Default.

     Section 8.7 Keeping Books and Records. Each of the Loan Parties will maintain appropriate books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of all their respective dealings and business affairs. If any changes in accounting principles from those used in the preparation of the financial statements referenced in Section 8.1 are hereafter required or permitted by GAAP and are adopted by the Borrower with the concurrence of its independent certified public accountants and such changes in GAAP result in a change in the method of calculation or the interpretation of any of the covenants, standards or terms contained in this Agreement, the Loan Parties and the Required Lenders agree



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 80
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to amend any such affected terms and provisions so as to reflect such changes in
GAAP with the result that the criteria for evaluating the financial condition or performance of the Loan Parties shall be the same after such changes in GAAP as if such changes in GAAP had not been made.

     Section 8.8 Compliance with Laws. Each of the Loan Parties will comply with all Governmental Requirements applicable to the operation of its business (including, without limitation, the Communications Act, any rule or regulation of the FCC or any rule or regulation of any state public utility commission), except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     Section 8.9 Compliance with Agreements. Each of the Loan Parties will comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     Section 8.10 Further Assurances. Each of the Loan Parties will execute and deliver such further agreements, documents and instruments (including, without limitation, financing statements and amendments to financing statements specifying each item of the Collateral and the serial number therefor) and take such further action as may be reasonably requested by the Administrative Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents, to evidence the Obligations and to create, preserve, maintain and perfect the Liens of the Administrative Agent for the benefit of itself and the Lenders in and to the Collateral and the required priority of such Liens. Each of the Loan Parties will make available to the Administrative Agent appropriate personnel reasonably necessary to discuss the Business Plan and any updates thereto and other information to be provided to the Administrative Agent in accordance with Section 8.1.

     Section 8.11 ERISA. Each of the Loan Parties will, and will cause each of their respective ERISA Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA so as not to give rise to any material liability thereunder.

     Section 8.12 Interest Rate Protection. The Borrower will, commencing on or before the thirtieth (30th) day after the Closing Date, maintain in full force and effect through the Maturity Date one or more Interest Rate Protection Agreements reasonably satisfactory to the Administrative Agent with one or more of the Lenders or Affiliates of the Lenders or with other counterparties reasonably acceptable to the Administrative Agent, which Lenders or Affiliates or other counterparties shall in each case be rated in one of the two of the highest rating categories of Standard & Poors Corporation or Moody's Investors Services, Inc. and otherwise reasonably acceptable to the Administrative Agent, that enable the Borrower, for a period of the lesser of three years or six months after the Maturity Date, to fix or place a limit upon a rate of interest with respect to not less than an aggregate notational amount (not less than zero) equal to fifty percent (50%) of the aggregate principal amount of the Total Debt that does not have a fixed interest rate.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 81
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     Section 8.13 Sprint Agreements. Each of the Loan Parties will comply with all provisions of each Sprint Agreement except to the extent that such noncompliance may have been waived or cured within the applicable grace period (if any) set forth in such Sprint Agreement. Without limiting the generality of the foregoing, subject to the rights and remedies of the Administrative Agent and the Required Lenders after the occurrence and during the continuance of an Event of Default, proceeds of accounts of each Operating Subsidiary shall be applied in accordance with the requirements of Section 10 of the applicable Sprint Management Agreement.

     Section 8.14 Non-Consolidation. Each of the Loan Parties will: (a) maintain entity records and books of account separate from those of any other entity which is an Affiliate of such Loan Party; (b) not commingle its funds or assets with those of any other entity which is an Affiliate of such Loan Party; and (c) provide that its board of directors or other analogous governing body will hold all appropriate meetings to authorize and approve such Person's entity actions, which meetings will be separate from those of other Loan Parties.

     Section 8.15 Year 2000 Compliance. Except as may be set forth in Schedule
8.15 and except for instances of noncompliance that the Borrower believes could not, individually or in the aggregate, reasonably be expected to cause a Material Adverse Effect, each of the Loan Parties will take commercially reasonable efforts to determine that all of the material computer software, computer hardware (whether general or special purpose), and other similar or related items of automated, computerized or software systems that are used or relied upon by any Loan Party in the conduct of its business is and will continue to be Year 2000 Compliant and, without limiting the generality of the foregoing, will not malfunction, will not cease to function, will not generate incorrect data and will not produce incorrect results when processing, providing or receiving (a) date-related data into and between the twentieth and twenty-first centuries and (b) date-related data in connection with any valid date in the twentieth and twenty-first centuries. Each of the Loan Parties will promptly notify the Administrative Agent in the event it discovers or determines that any computer application (including those of its suppliers and vendors) that is material to any Loan Party's business and operations will not be Year 2000 Compliant on a timely basis.

     Section 8.16 Trade Accounts Payable. Each of the Loan Parties will pay all trade accounts payable before the same become more than 90 days past due, except
(a) trade accounts payable contested in good faith or (b) trade accounts payable in an aggregate amount not to exceed $100,000 at any time outstanding and with respect to which no proceeding to enforce collection has been commenced or, to the knowledge of such Loan Party, threatened.

     Section 8.17 Delivery of Certain Amendments and Material Contracts. Each of the Loan Parties will promptly deliver to the Administrative Agent any amendment, modification, or supplement to (a) the certificate of incorporation, articles of incorporation, certificate of formation, certificate of organization, partnership agreement, regulations, bylaws or other constitutional documents of any Loan Party, (b) the Sprint Agreements, or (c) any other Material Contract to which it is a party or any Permit which it possesses; provided, however, that any such amendment, modification or supplement to be subject to the provisions of Section 9.15 hereof. With respect to each Material Contract (other than purchase orders entered into in the ordinary course of business) of any Loan Party entered into after the Closing Date, the Borrower will deliver to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 82
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Administrative Agent a complete and current copy of such Material Contract in a reasonably prompt fashion after the creation thereof.

     Section 8.18 Ownership of Operating Assets. The Borrower or an Operating Subsidiary of the Borrower will have, at all times, good legal title of all the Operating Assets subject to no Lien other than Permitted Liens.

     Section 8.19 [INTENTIONALLY OMITTED].

     Section 8.20 Certain Agreements.

     (a) The Borrower shall use its reasonable efforts to obtain, on or before 60 days after the Closing Date, revisions to the Landlord Consent and Subordination Agreement dated as of February 3, 2000 between American Tower Corporation and Nortel Networks Inc. (or a supplement to such agreement or a separate agreement), which revisions (or supplement or separate agreement) (i) shall provide that removal of equipment may be performed by a company listed on an agreed list of preapproved companies or by personnel trained in removal of equipment of that particular type that is approved by the landlord in such landlord's reasonable discretion or (ii) shall otherwise be reasonably satisfactory to the Administrative Agent.

     (b) The Borrower shall use its reasonable efforts to obtain, on or before 60 days after the Closing Date, revisions to the Consent and Acknowledgment dated as of February 8, 2000 executed by OnmiAmerica Development Corporation (f/k/a Speciality Capital Services, Inc.) (or a supplement to such agreement or a separate agreement), which revisions (or supplement or separate agreement) (i)
(A) shall make reference to the Reaffirmation and Estoppel Agreement dated June 10, 1999 and (B) allow the assignment of and enforcement by any transferee of or through the Administrative Agent of the right, title and interest specified therein (provided that such transferee may be approved in writing by OmniAmerica Development Corporation so long as such approval shall not be unreasonably withheld or delayed), (ii) allow the assignment of such agreement to, and enforcement of such agreement by, any transferee listed on an agreed list of preapproved transferees or (iii) shall otherwise be reasonably satisfactory to the Administrative Agent.

                                    ARTICLE 9

                               Negative Covenants
                               ------------------

     Each of the Borrower, Holdings, Alamosa Texas GP, Alamosa Wisconsin GP, Alamosa Texas LP, Alamosa Finance and each Operating Subsidiary hereby covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe, or cause to be performed and observed, the following covenants:

     Section 9.1 Debt. The Borrower and the Operating Subsidiaries will not, and will not permit any Subsidiary of the Borrower to, incur, create, assume or permit to exist any Debt, except:



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 83
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     (a) Debt to the Lenders pursuant to the Loan Documents;

     (b) intercompany Debt between or among the Borrower and any of its Operating Subsidiaries or Wholly-Owned Subsidiaries incurred in the ordinary course of business (including, without limitation, Debt owed by (i) the Operating Subsidiaries to Alamosa Finance, (ii) Alamosa Texas to Alamosa Texas LP, and (iii) Wholly-Owned Subsidiaries of the Borrower, including, without limitation, Alamosa Finance, to the Borrower in connection with loans of proceeds of the Loans permitted by Section 2.10), subject to the following requirements: any and all of the Debt permitted pursuant to this Section 9.1(b) shall be unsecured, shall be evidenced by a subordinated promissory note substantially in the form of Exhibit F, which will be pledged to the Administrative Agent for the benefit of the Administrative Agent and the Lenders and, if payable by the Borrower, shall be subordinated to the Obligations pursuant to a subordination agreement in form and substance satisfactory to the Administrative Agent, provided, however, that temporary advances made from time to time in the ordinary course of business not to exceed $100,000 in aggregate principal amount at any time owing by any Operating Subsidiary or Wholly-Owned Subsidiary of the Borrower to the Borrower shall not be required to be so evidenced, pledged or subordinated;

     (c) unsecured Debt under the Interest Rate Protection Agreements required to be maintained by Section 8.12, provided, however, that Debt thereunder may be secured if such Debt constitutes a part of the Obligations;

     (d) (i) existing Debt in the principal amounts and as otherwise described on Schedule 7.10 hereto and renewals, extensions or refinancings of such Debt which do not increase the outstanding principal amount of such Debt, which do not shorten the maturity of any principal of such Debt and the terms and provisions of which are not materially more onerous than the terms and conditions of such Debt on the Closing Date, (ii) purchase money Debt (including Capital Lease Obligations) secured by purchase money Liens, which Debt and Liens are permitted under and meet all of the requirements of clause (g) of the definition of Permitted Liens contained in Section 1.1, and (iii) additional unsecured Debt; provided, however, that the aggregate principal amount of the Debt referred to in this Section 9.1(d) shall not exceed $15,000,000 in aggregate amount at any time outstanding;

     (e) liabilities of the Borrower in respect of unfunded vested benefits under any Plan if and to the extent that the existence of such liabilities will not constitute, cause or result in a Default; and

     (f) Debt of the Borrower and its Subsidiaries to the Trustee and the Noteholders under (and evidenced and governed by) the Subordinated Guarantees; provided, however, that such debt may not be initially incurred (and the Holdings Senior Notes may not be issued) after August 1, 2000.

     Section 9.2 Limitation on Liens. None of the Loan Parties will (a) incur, create, assume or permit to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except Permitted Liens or (b) enter into any negative pledge or similar arrangement in favor of other creditors, other than such negative pledge or similar arrangement (i) in favor of the


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 84
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Administrative Agent and the Lenders under the Loan Documents, (ii) approved by the Administrative Agent and the Required Lenders and contained in the Holdings Senior Notes Indenture, (iii) relating to the Capital Stock of Unrestricted Subsidiaries required by creditors of such Unrestricted Subsidiaries in connection with Debt incurred by them, or (iv) if and to the extent that such purchase money Debt and Capital Lease Obligations are permitted hereunder, in favor of other creditors under purchase money Debt and Capital Lease Obligations with respect to the assets financed or secured thereby.

     Section 9.3 Mergers, Etc. None of the Loan Parties will (a) become a party to a merger or consolidation, (b) wind-up, dissolve or liquidate itself, or (c) purchase or acquire all or a material or substantial part of the business or Properties of any Person (except for Investments permitted under Section 9.5); provided, however, that (a) any Subsidiary of the Borrower, other than an Operating Subsidiary, may merge with and into the Borrower or an Operating Subsidiary of the Borrower if the Borrower or an Operating Subsidiary of the Borrower is the surviving entity, provided that no consideration is given by the surviving entity in such merger other than the issuance of any Capital Stock of the surviving entity and such Capital Stock is pledged to the Administrative Agent, on behalf of the Administrative Agent and Lenders, as security for the Obligations pursuant to Section 9.6 and (b) Sub II may merge with and into Holdings, with Holdings being the surviving entity in such merger, as a part of the Approved 2000 Reorganization Transactions. The surviving entity in any such merger shall ratify the Security Documents and other obligations of the non-surviving entity under the Loan Documents.

     Section 9.4 Restricted Payments. The Borrower and the Operating Subsidiaries will not, and will not permit any Subsidiary of the Borrower to, make any Restricted Payments, except:

     (a) Subsidiaries of the Borrower may make Restricted Payments to the Borrower, and Subsidiaries of the Borrower may pay pro rata dividends or (in the case of entities other than corporations) equivalent distributions to the holders of their Capital Stock on the basis of the respective ownership interests of such holders in such Subsidiaries;

     (b) each of the Subsidiaries of the Borrower that are pass-through entities for U.S. federal income tax purposes may pay dividends or (in the case of entities other than corporations) equivalent distributions to the holders of its Capital Stock in an aggregate amount not to exceed the U.S. federal income tax liabilities of such holders that is directly attributable to their income derived from such Subsidiary;

     (c) commencing on or after July 15, 2005 (but not prior thereto), if and to the extent permitted by applicable law, the Borrower may declare and pay dividends to Holdings during any fiscal year in an aggregate amount not to exceed the accrued interest on the Holdings Senior Notes required to be paid in cash in accordance with the Holdings Senior Notes Indenture and actually paid in cash by Holdings, provided, however, that the entirety of the proceeds of such dividends must be used, substantially concurrently with the payment of such dividends by the Borrower, by Holdings to pay the same amount of accrued interest on the Holdings Senior Notes required to be paid in accordance with the Holdings Senior Notes Indenture, and actually paid, by Holdings in cash (and no such dividends may be paid by the Borrower to Holdings more than 30 days prior to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 85 applicable date upon which such accrued interest is required to be paid and is actually paid by Holdings or in amounts exceeding the amounts of such accrued interest required to be paid and actually paid by Holdings in cash);

     (d) commencing on or after January 15, 2005 (but not prior thereto), if and to the extent permitted by applicable law, the Borrower may declare and pay dividends to Holdings during any fiscal year in an aggregate amount not to exceed 50% of Excess Cash Flow for the fiscal year then most recently ended (which annually-determined amounts may be accumulated over a multiple year period before all or part of the accumulated amounts are paid to Holdings), provided, however, that the entirety of the proceeds of such dividends must be used, substantially concurrently with the payment of such dividends by the Borrower, by Holdings to pay a redemption price of the same amount actually paid by Holdings in cash in connection with an optional redemption of the Holdings Senior Notes in accordance with Article III of the Holdings Senior Notes Indenture (and no such dividends may be paid by the Borrower to Holdings more than 30 days prior to the applicable date upon which such redemption payments are actually paid by Holdings or in amounts exceeding the amounts of such redemption payments actually paid by Holdings in cash); and

     (e) the Borrower and its Subsidiaries may make temporary loans or advances to employees, officers and directors of the Loan Parties in the ordinary course of business that do not exceed $200,000 in aggregate amount at any time outstanding;

provided, however, that no Restricted Payments may be made pursuant to clause
(a), clause (b) or clause (c) preceding if a Default exists at the time of such Restricted Payment or would result therefrom.

     Section 9.5 Investments. None of the Loan Parties will make or permit to remain outstanding any advance, loan, extension of credit or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or be or become a joint venturer with or partner of any Person (all such transactions being herein called "Investments"), except:

     (a) Investments in obligations or securities received in settlement of debts (created in the ordinary course of business) owing to a Loan Party;

     (b) [INTENTIONALLY OMITTED];

     (c) Investments in securities issued or guaranteed by the U.S. or any agency thereof with maturities of one year or less from the date of acquisition;

     (d) Investments in certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 86

     (e) Investments in repurchase obligations with a term of not more than seven days for securities of the types described in clause (c) preceding with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

     (f) Investments in commercial paper of a domestic issuer rated A-1 or better or P-1 or better by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than 270 days from the date of acquisition;

     (g) (i) Investments (other than intercompany Debt referred to in clause (h) below) by (A) Holdings in its Subsidiaries, (B) the Borrower in its Subsidiaries and (C) Alamosa Texas LP in Alamosa Texas, in each case existing on the Closing Date or required to occur in accordance with this Agreement, (ii) Investments made by Holdings in the Borrower, including, without limitation, contributions to the equity capital of the Borrower required to be made by Holdings pursuant to this Agreement, (iii) Investments by Holdings in its Unrestricted Subsidiaries, (iv) additional Investments by the Borrower in its Subsidiaries made after the Closing Date in an aggregate amount not to exceed $1,000,000 with respect to all Subsidiaries other than the Operating Subsidiaries;

     (h) intercompany Debt permitted pursuant to Section 9.1(b);

     (i) Interest Rate Protection Agreements permitted by Section 9.1; or

     (j) temporary loans or advances to employees, officers and directors of the Loan Parties in the ordinary course of business that do not exceed $200,000 at any time outstanding in aggregate amount;

provided, however, that no Investments may be made by any Loan Party pursuant to subclause (iii) or (iv) of clause (g) or clause (h) preceding if a Default exists at the time of such Investment or would result therefrom. Furthermore, Holdings and the Borrower agree that Holdings will not own, directly or indirectly, any Subsidiary of Holdings other than (i) the Borrower and the Subsidiaries of the Borrower and (ii) Unrestricted Subsidiaries of Holdings.

     Section 9.6 Limitation on Issuance of Capital Stock. The Borrower and the Operating Subsidiaries will not, and will not permit any Subsidiary of the Borrower to, at any time issue, sell, assign or otherwise dispose of (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant or other right to acquire any of its Capital Stock, in each case to any Person other than Holdings (with respect to the Capital Stock of the Borrower) or the Borrower (with respect to Capital Stock of the Subsidiaries of the Borrower); provided, however, that (i) each of Alamosa Texas and Alamosa Wisconsin may issue its Capital Stock to its partners on or after the Closing Date so long as the ownership interests of its partners as set forth in Schedule
7.15 does not change and (ii) the Borrower may, on or before the Closing Date, contribute and/or transfer all of the Capital Stock of Alamosa Texas that it owns to Alamosa Texas LP. All such Capital Stock, securities, options, warrants and other rights issued, sold, assigned or otherwise disposed of shall be, and shall continue to be, subject to a perfected, first priority Lien in favor of the Administrative Agent as security for the payment and performance of the Obligations.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 87

     Section 9.7 Transactions with Affiliates. None of the Loan Parties will enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate of the Borrower or other Loan Party except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such other Loan Party's (as applicable) business and upon fair and reasonable terms no less favorable to the Borrower or such other Loan Party (as applicable) than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower or such other Loan Party (as applicable); provided, however, that (a) transactions between or among the Borrower and its Affiliates may be on terms more favorable to the Borrower than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower and (b) transactions involving Holdings and its Affiliates (other than the Borrower and the Subsidiaries of the Borrower) reasonably necessary to effectuate the transactions constituting the Approved 2000 Reorganization Transactions may be consummated and the Approved Services Agreement may be executed and performed by the parties thereto. In addition to the foregoing, no transactions between or among (i) Affiliates of the Borrower and (ii) the Borrower and its Subsidiaries relating to the purchases of equipment from any such Affiliate or the provision of services by any such Affiliate for the Service Area Network shall be permitted unless the same are purchased or provided at the cost to such Affiliate.

     Section 9.8 Disposition of Property. The Borrower and the Operating Subsidiaries will not, and will not permit any Subsidiary of the Borrower to, sell, lease, assign, transfer or otherwise dispose of any of its Property (including, without limitation, the Nortel Networks Goods and Services and the Operating Assets) except that the following are permitted if (but only if) no Event of Default has occurred and is continuing:

     (a) dispositions of Inventory (other than equipment) in the ordinary course of business, and expenditures of money (including, without limitation, money held in deposit accounts) (i) made in the ordinary course of business or (ii) for the purpose of making Restricted Payments expressly permitted in accordance with this Agreement or Investments expressly permitted in accordance with this Agreement;

     (b) Asset Dispositions of Property, other than accounts and Receivables, made in the ordinary course of business if each of the following conditions has been satisfied: (i)(A) the Net Proceeds from any single Asset Disposition or series of related Asset Dispositions in any calendar year do not exceed $500,000 and (B) the Loan Party disposing of such Property receives fair consideration for such assets (unless the transfers of such Property and the beneficiary of such bargain Asset Disposition is the Borrower) and (ii) no Default exists at the time of or will result from such Asset Disposition;

     (c) Asset Dispositions of Property by the Borrower to any Operating Subsidiary of the Borrower or by any Operating Subsidiary of the Borrower to the Borrower or another Operating Subsidiary of the Borrower, in each case if each of the following conditions has been satisfied: (i) the assets sold, disposed of or otherwise transferred to such Operating Subsidiary or the Borrower shall continue to be subject to a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 88 the Administrative Agent) in favor of the Administrative Agent and the Lenders, and (ii) no Default exists at the time of or will result from such Asset Disposition; and

     (d) dispositions of Property no longer used or useful in the ordinary course of business, including, without limitation, dispositions of equipment being exchanged or replaced with comparable or better equipment;

provided, however, that, except to the limited extent expressly permitted in clauses (b) and (d) of this Section 9.8, the Borrower and its Operating Subsidiaries may not sell, lease, assign, transfer or otherwise dispose of the Service Area Network (including, without limitation, the Nortel Networks Equipment and the Nortel Networks Software) or the "Operating Assets" as such term is defined or used in any Sprint Management Agreement pursuant to the Sprint Agreements or otherwise unless the Obligations are paid in full and all Commitments have terminated or expired.

     Section 9.9 Sale and Leaseback. None of the Loan Parties will enter into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that has been or is to be sold or transferred, directly or indirectly, by it to such Person; provided, however, that the Borrower and its Operating Subsidiaries may enter into such sale/leaseback transactions with respect to towers pursuant to which the aggregate amount of rent payable during any calendar year does not exceed $3,000,000 if the agreements evidencing and governing such transactions have been approved by the Required Lenders, which approval shall not be unreasonably conditioned, withheld or delayed.

     Section 9.10 Lines of Business. None of the Borrower or any of its Subsidiaries will (a) engage in any line or lines of business activity other than the construction and operation of the Service Area Network, the performance of the Sprint Agreements and the conduct of related telecommunications businesses described in and contemplated by the Business Plan or (b) build-out any area other than the Service Area or engage in operations outside the Service Area, in each case as contemplated by the Business Plan; provided, however, that, for all purposes of this Section 9.10, the term "Service Area," as such term is used in the definition of the term "Service Area Network" and as such term is used in clause (b) preceding, shall exclude all New Areas. Holdings and the Borrower agree that Holdings will not (i) engage in any business other than the ownership of the Capital Stock of the Borrower and the Unrestricted Subsidiaries and matters incidental thereto, including the raising of capital, or (ii) own any material Properties or assets other than the Capital Stock of the Borrower and the Unrestricted Subsidiaries; provided, however, that the agreements relating to the Approved 2000 Reorganization Transactions and the Approved Services Agreement may be performed by Holdings and the other parties thereto. The Borrower, the Operating Subsidiaries and Holdings agree that (A) Alamosa Texas shall, at all times, own all of the "Operating Assets" as such term is defined in the Sprint Management Agreement (Alamosa Texas) and (B) Alamosa Wisconsin shall, at all times, own all of the "Operating Assets" as such term is defined in the Sprint Management Agreement (Alamosa Wisconsin). The Borrower, Alamosa Texas GP and Alamosa Wisconsin GP agree that (1) Alamosa Texas GP will not engage in any business other than the ownership of the Capital Stock of Alamosa Texas and acting as the general partner of Alamosa Texas and (2) Alamosa Wisconsin GP will not engage in any business other than the ownership of the Capital Stock of Alamosa Wisconsin and acting as the general partner of Alamosa

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 89
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Wisconsin. The Borrower, Alamosa Finance and Alamosa Texas LP agree that (1)
Alamosa Finance will not engage in any business other than loaning to the Operating Subsidiaries the proceeds of the Loans it has received from the Borrower in accordance with Section 2.10, (2) Alamosa Texas LP will not engage in any business other than the ownership of the Capital Stock of Alamosa Texas and contributing as equity to the capital of, or lending to, Alamosa Texas the proceeds of the Loans that Alamosa Texas LP receives from the Borrower in accordance with Section 2.10, (3) Alamosa Finance will not own any material Properties or assets other than accounts or notes receivable from the Operating Subsidiaries resulting from the loaning of proceeds of the Loans to the Operating Subsidiaries and (4) Alamosa Texas LP will not own any material Properties or assets other than the Capital Stock of Alamosa Texas.

     Section 9.11 Environmental Protection. None of the Loan Parties will (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation or disposal of any Hazardous Material except in compliance with applicable Environmental Laws, (b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner that violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which any Loan Party would be responsible, except for circumstances or events described in clauses (a) through (d) preceding that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 9.12 Intercompany Transactions. Except as may be expressly permitted or required by the Loan Documents and except as may be contained in the Holdings Senior Notes Indenture as approved by the Administrative Agent and the Required Lenders, none of the Loan Parties will create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of Holdings or the Borrower to (a) pay dividends or make any other distribution to Holdings or the Borrower or any of their Subsidiaries in respect of such Subsidiary's Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed to Holdings or the Borrower or any of their Subsidiaries,
(c) make any loan or advance to Holdings or the Borrower or any of their Subsidiaries, or (d) sell, lease or transfer any of its Property to Holdings or the Borrower or any of their Subsidiaries.

     Section 9.13 Management Fees. None of the Loan Parties will pay any management fees (other than the Sprint PCS Fees permitted to be paid in accordance with Section 9.17).

     Section 9.14 Supply Agreement. None of the Loan Parties will terminate the Supply Agreement prior to the later to occur of the Amortization Commencement Date or the satisfaction in full of the Borrower's purchase commitments under the Supply Agreement.

     Section 9.15 Modification of Certain Agreements. None of the Loan Parties will consent to or implement any termination, amendment, modification, supplement or waiver of (a) the certificate of incorporation, articles of incorporation, certificate of formation, certificate of organization, partnership agreement, regulations, bylaws or other constitutional documents of any



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 90

Loan Party, (b) the Sprint Agreements, (c) the Business Plan, (d) the Holdings Senior Notes Indenture or the other Holdings Senior Notes Documents, or (e) any other Material Contract to which it is a party or any Permit which it possesses; provided, however, that the Loan Parties may amend or modify (i) the documents referred to in clause (a) and clause (d) preceding if and to the extent that such amendment or modification is not substantive or material and could not reasonably be expected to be adverse to the Administrative Agent or the Lenders, provided, however, that (A) none of such documents referred to in clause (a) preceding may be amended or modified as they relate to, in any way, any capital contribution to Holdings or the Borrower or any obligation or agreement relating thereto and (B) the certificate of incorporation and other constitutional documents of Holdings may be modified to effectuate the transactions constituting the Approved 2000 Reorganization Transactions and (ii) the Sprint Agreements and the Material Contracts referred to in clauses (b) and (e) preceding, respectively, if and to the extent that such amendment or modification could not reasonably be expected to be materially adverse to any Loan Party or the Administrative Agent or any of the Lenders.

     Section 9.16 ERISA. None of the Loan Parties will:

     (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer Plan) to exist or to be created that exceeds $200,000 with respect to any such Plan or $500,000 with respect to all such Plans in the aggregate on either a going concern or a wind-up basis; or

     (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans, that could, upon any partial or complete withdrawal from or termination of any such Multiemployer Plan or Plans, have a Material Adverse Effect.

     Section 9.17 Sprint PCS Fees. None of the Loan Parties will make any prepayment of any Sprint PCS Fees prior to the regularly scheduled due date for the payment of such fees.

     Section 9.18 No Prepayment of Debt, Etc. None of the Loan Parties will make any optional prepayment or distribution on account of, or voluntarily purchase, acquire, redeem or retire, any Debt prior to 30 days before its originally stated maturity (or its stated maturity as of the Closing Date in the case of Debt outstanding on the Closing Date), or in the case of interest, its stated due date, or directly or indirectly become obligated to do any of the foregoing by amending the terms thereof or otherwise, except for:

     (a) prepayments of the Loans or other Obligations pursuant to or as permitted by the Loan Documents;

     (b) prepayments of intercompany Debt referred to in clause (b) of Section
9.1 if the obligor with respect to such Debt is a Subsidiary of the Borrower and if the payee of such Debt is the Borrower or a parent entity of such obligor;


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 91

     (c) prepayments of the Debt referred to in clauses (ii) and (iii) of clause
(d) of Section 9.1;

     (d) prepayments made with the proceeds of new Debt incurred for the purpose of refinancing the Debt being prepaid, provided that (i) no portion of such new Debt matures or is required to be prepaid, purchased or otherwise retired earlier than the corresponding portion of the Debt being prepaid (including as a result of any prepayment or redemption upon the occurrence of a condition), (ii) such new Debt (A) is subordinated to the Obligations to at least the same extent as the Debt being refinanced if such Debt is subordinated debt or (B) is permitted in accordance with this Agreement, and (iii) no Default then exists or would result from such prepayment or refinancing;

     (e) prepayments of trade payables incurred in the ordinary course of any Loan Party's business (other than Sprint PCS Fees) and not overdue by more than 120 days;

     (f) commencing on or after February 15, 2005 (but not prior thereto), optional redemptions of the Holdings Senior Notes by Holdings in accordance with
Article III of the Holdings Senior Notes Indenture, other than optional redemptions with the proceeds of public equity offerings by Holdings referred to in clause (g) succeeding; and

     (g) on or prior to February 15, 2003 (but not thereafter), optional redemptions of the Holdings Senior Notes by Holdings with the proceeds of public equity offerings by Holdings, other than the Holdings Public Offering, in accordance with paragraph 5 of the Holdings Senior Notes.

In addition, none of the Loan Parties will prepay any rent or other obligations under any operating lease or any other Material Contract prior to 90 days before the originally stated due date therefor (or the due date therefor as of the Closing Date in the case of operating leases or Material Contracts in existence on the Closing Date).

                                   ARTICLE 10

                               Financial Covenants
                               -------------------

     Section 10.1 Total Debt to Total Capitalization.

     (a) Borrower. The Borrower and the Operating Subsidiaries will not permit the ratio of (i) the Total Debt of the Borrower and its Consolidated Subsidiaries (exclusive of the Debt to the Trustee and the Noteholders under, and evidenced and governed by, the Subordinated Guarantees) outstanding at the end of any of the calendar quarters set forth on Schedule 10.1 to (ii) the Total Capitalization of the Borrower on such date, to exceed the ratio set forth opposite such date on such Schedule.

     (b) Holdings. The Loan Parties will not permit the ratio of (i) the Total Debt of Holdings and its Consolidated Subsidiaries outstanding at the end of any calendar quarter to (ii) the Total Capitalization of Holdings on such date, to exceed (A) 0.75 to 1.00 at all times during which the



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 92

Senior Debt of Holdings and its Consolidated Subsidiaries is equal to or greater than 40% of the Total Capitalization of Holdings and its Consolidated Subsidiaries and (B) 0.80 to 1.00 at all times during which the Senior Debt of Holdings and its Consolidated Subsidiaries is less than 40% of the Total Capitalization of Holdings and its Consolidated Subsidiaries.

     Section 10.2 Total Debt to Annualized EBITDA. The Borrower and the Operating Subsidiaries will not permit the ratio of (a) the Total Debt of the Borrower and its Consolidated Subsidiaries (exclusive of the Debt to the Trustee and the Noteholders under, and evidenced and governed by, the Subordinated Guarantees) outstanding at the end of any of the calendar quarters set forth on
Schedule 10.2 to (b) Annualized EBITDA for the calendar quarter ending on such date, to exceed the ratio set forth opposite such date on such Schedule.

     Section 10.3 Annualized EBITDA. The Borrower and the Operating Subsidiaries will not permit Annualized EBITDA at the end of any of the calendar quarters set forth on Schedule 10.3 to be less than the amount set forth opposite such date on such Schedule.

     Section 10.4 Fixed Charge Coverage. The Borrower and the Operating Subsidiaries will not permit the ratio of (a) EBITDA for any of the calendar quarters ending on any of the dates set forth on Schedule 10.4 plus cash balances and Availability on such date to (b) Consolidated Fixed Charges for the immediately succeeding calendar quarter, to be less than the ratio set forth opposite such date on such Schedule.

     Section 10.5 Capital Expenditures. The Borrower and the Operating Subsidiaries will not permit cumulative Capital Expenditures for the period beginning on January 1, 1999 and ending on any of the dates set forth on
Schedule 10.5 to exceed the amount set forth opposite such date on such Schedule.

     Section 10.6 Quarterly Minimum Revenue Levels. The Borrower and the Operating Subsidiaries will not permit Gross Revenues for any calendar quarter ending on any of the dates set forth on Schedule 10.6 to be less than the amount set forth opposite such date on such Schedule.

     Section 10.7 Wireless Subscribers. The Borrower and the Operating Subsidiaries will not permit Wireless Subscribers at the end of any calendar quarter ending on any of the dates set forth in Schedule 10.7 to be less than the amount set forth opposite such date on such Schedule.

     Section 10.8 Operating Leases. The Borrower and the Operating Subsidiaries will not, and will not permit its Subsidiaries to, enter into or become party to Operating Leases, other than tower leases and transport facility leases, that in the aggregate provide for payments during any calendar year in excess of $3,000,000. The Borrower and the Operating Subsidiaries will not, and will not permit its Subsidiaries to, enter into or become party to Operating Leases which are tower leases that in the aggregate provide for payments during any calendar year in excess of $13,000,000.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 93

                                   ARTICLE 11

                                     Default
                                     -------

     Section 11.1 Events of Default. Each of the following shall be deemed an "Event of Default":

     (a) (i) The Borrower shall fail to pay, repay or prepay when due, any amount of principal or interest owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document, or (ii) the Borrower shall fail to pay, within two Business Days after the due date thereof, any fee, expense or other amount or other Obligation owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document.

     (b) Any representation or warranty made or deemed made by or on behalf of any Loan Party in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

     (c) Any Loan Party shall fail to perform, observe or comply with any covenant, agreement or term contained in Section 5.1, 8.1(e), 8.2, Article 9 or
Article 10; any Loan Party shall fail to perform, observe or comply with any covenant, agreement or term contained in Article 5 or Section 8.1, 8.3, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10, 8.13, 8.14 and 8.19, and such failure is not remedied or waived within ten days after such failure commenced; or any Loan Party shall fail to perform, observe or comply with any other covenant, agreement or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure is not remedied or waived within the earlier to occur of 30 days after such failure commenced or, if a different grace period is expressly made applicable in such other Loan Documents, such applicable grace period.

     (d) Any Loan Party or any Sprint PCS signatory to any Sprint Management Agreement ceases to be Solvent or shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

     (e) Any Loan Party or any Sprint PCS signatory to any Sprint Management Agreement shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or administrator of itself or of all or a substantial part of its Property, (ii) admit in writing its inability to, or be generally unable to, pay its debts as such debts become due, subject to any applicable grace periods, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code"), (v) file a petition or take any other action seeking to take advantage of any other law providing for the relief of debtors, the marshaling of assets or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or other applicable Governmental Requirement, (vii) dissolve, or (viii) take any entity action for the purpose of effecting any of the foregoing.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 94

     (f) A proceeding or case shall be commenced, without the application or consent of any Loan Party or any Sprint PCS signatory to any Sprint Management Agreement, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, arrangement, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, examiner, liquidator, administrator or the like of it or of all or any substantial part of its Property, or (iii) similar relief in respect of it, under any law providing for the relief of debtors or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief shall be entered in an involuntary case under the Bankruptcy Code against any Loan Party and shall continue unstayed and in effect for any period of 60 consecutive days.

     (g) Any Loan Party shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, forfeiture or similar proceeding or proceedings involving an aggregate amount in excess of $2,500,000 against any of its Properties.

     (h) A final judgment or judgments for the payment of money in excess of $2,500,000 in the aggregate shall be rendered by a court or courts against any Loan Party on claims not covered by insurance and the same shall not be discharged, bonded or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and such Loan Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

     (i) Any Loan Party shall fail to pay when due any principal of or interest on any Debt of such Loan Party (other than the Obligations) having (either individually or in the aggregate) a principal amount of at least $1,000,000 or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred (and shall not have been waived or otherwise cured) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

     (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be successfully contested or challenged by any Loan Party and the effect thereof shall be materially adverse to the Administrative Agent and/or the Lenders; or any Lien created or purported to be created by the Loan Documents shall for any reason cease to be or fail to be a valid, first priority perfected Lien upon any of the Collateral purported to be covered thereby.

     (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Pension Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Pension Plan or the termination of any Pension Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC to institute proceedings

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 95 under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Pension Plan, or the institution by the PBGC of any such proceedings; (v) any "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Pension Plan; or (vi) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency or termination of any Pension Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Lenders subject any Loan Party or any ERISA Affiliate to any tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $500,000.

     (l) The occurrence of any breach or default by the Borrower or any other Loan Party under the Supply Agreement (after giving effect to any grace or cure period specified therein) which breach or default entitles Nortel Networks to exercise a right or remedy under or in connection with the Supply Agreement.

     (m) The termination of any Sprint Agreement, or the occurrence of (i) any "Event of Termination" as defined in any Sprint Agreement, or (ii) any breach or default under any Consent and Agreement (other than a breach or default by the Administrative Agent) which breach or default entitles the Administrative Agent to exercise a right or remedy under or in connection with such Consent and Agreement.

     (n) Any termination, revocation or non-renewal by the FCC of one or more of the PCS Licenses or by Sprint PCS of any right of any Loan Party to use any PCS Licenses, or any termination, revocation or non-renewal by any state public utility commission of any other material Permit of any Loan Party.

     (o) The occurrence of any Material Adverse Effect.

     (p) The occurrence of any Change in Control.

     (q) The breach by any Loan Party of, or the termination, invalidity or unenforceability of, any Consent and Agreement.

     (r) Any sale, transfer or other disposition of the Service Area Network or any material portion thereof.

     (s) If, at any time, the subordination provisions of any of the Approved Subordinated Debt Documents shall be invalidated or shall otherwise cease to be in full force and effect.

     (t) If, at any time, any event or circumstance shall occur that gives (i) any holder of any Approved Subordinated Debt the right to request or require Holdings or the Borrower or any other Loan Party to redeem, purchase, repurchase or prepay any Approved Subordinated Debt or (ii) any holder of any of the Holdings Senior Notes the right to require Holdings to redeem, purchase, repurchase or prepay any of the Holdings Senior Notes.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 96

     (u) The occurrence of (i) a default under (including, without limitation, a "Default" as such term is used or defined in) any Approved Subordinated Debt Document, unless (A) such default has been waived, cured or consented to in accordance with such documents, (B) such default is not a payment default, (C) the maturity of the Debt affected thereby has not been accelerated, (D) a blockage under such Approved Subordinated Debt Document has not been invoked, and (E) such waiver or consent is not made in connection with any amendment or modification of any such Approved Subordinated Debt Documents or in connection with any payment to the holders of any Approved Subordinated Debt, (ii) a payment default under (including, without limitation, a payment "Default" as such term is used or defined in) any Approved Subordinated Debt Document, (iii) an event of default under (including, without limitation, an "Event of Default" as such term is used or defined in) any Approved Subordinated Debt Document, or
(iv) any acceleration of the maturity of any Approved Subordinated Debt.

     (v) The occurrence of any Holdings Senior Notes Event of Default or any "Change of Control" as such term is defined in the Holdings Senior Notes Indenture.

     Section 11.2 Remedies. If any Event of Default shall occur and be continuing, the Administrative Agent may and, if directed by the Required Lenders, the Administrative Agent shall do any one or more of the following:

     (a) Acceleration. Declare all outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower or any other Loan Party under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower and the other Loan Parties;

     (b) Termination of Commitments. Terminate each of the Commitments without notice to the Borrower or any other Loan Party;

     (c) Judgment. Reduce any claim to judgment;

     (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Administrative Agent for the benefit of the Administrative Agent and the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; or

     (e) Rights. Exercise any and all rights and remedies afforded by the laws of the State of New York or any other jurisdiction, by any of the Loan Documents, by equity or otherwise;

provided, however, that upon the occurrence of an Event of Default under Section 11.1(e) or Section 11.1(f), the Commitments of all of the Lenders shall immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Borrower or any other Loan Party under the Loan Documents shall thereupon become immediately and automatically due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 97
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formalities of any kind, all of which are hereby expressly waived by the
Borrower and the other Loan Parties.

     Section 11.3 Performance by the Administrative Agent, etc.. If the Borrower or any other Loan Party shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Administrative Agent may perform or attempt to perform, or may cause any Lender (with the consent of such Lender) to perform or attempt to perform, such covenant or agreement on behalf of the Borrower or such other Loan Party (as applicable). In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance to the Administrative Agent at its Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of the Borrower or any other Loan Party or any other Person under this Agreement or any of the other Loan Documents.

                                   ARTICLE 12

                            The Administrative Agent
                            ------------------------

     Section 12.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its Affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Administrative Agent (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent, (b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender, (c) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders,
(d) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder, (e) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel,


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 98 accountants or experts, and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. The Administrative Agent shall not be deemed to have any fiduciary relationship with any Lender or any Loan Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with respect to the Administrative Agent is not intended to connote any fiduciary or other express or implied obligation arising under agency doctrine of any applicable law; instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship among independent contracting parties.

     Section 12.2 Rights of Administrative Agent as a Lender. With respect to its Commitments, the Loans made by it and the Note(s) issued to it, EDC (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, and generally engage in any kind of banking, trust or other business with, any Loan Party or any of its Affiliates and any other Person who may do business with or own securities of any Loan Party or any of its Affiliates, all as if it were not acting as the Administrative Agent and without any duty to account therefor to the Lenders.

     Section 12.3 Defaults. Neither the Administrative Agent nor any Agent-Related Person shall be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Administrative Agent shall (subject to Section 12.1) take such action with respect to such Default as shall be directed by the Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Lenders.



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 99

     SECTION 12.4 INDEMNIFICATION. EACH LENDER HEREBY AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT FROM AND HOLD THE ADMINISTRATIVE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 13.1 AND 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SECTIONS 13.1 AND 13.2), RATABLY IN ACCORDANCE WITH ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS COMMITMENT PERCENTAGE OF THE AGGREGATE COMMITMENTS), ANY AND ALL LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS'
FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT OR ANY AGENT-RELATED PERSON IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE ADMINISTRATIVE AGENT OR ANY AGENT-RELATED PERSON UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE ADMINISTRATIVE AGENT'S OR SUCH AGENT-RELATED PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE ADMINISTRATIVE AGENT AND EACH AGENT-RELATED PERSON SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE ADMINISTRATIVE AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). WITHOUT LIMITING ANY OTHER PROVISION OF THIS
SECTION 12.4, EACH LENDER AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS COMMITMENT PERCENTAGE OF THE AGGREGATE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

     Section 12.5 Independent Credit Decisions. Each Lender agrees that, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 100 information as it has deemed appropriate, (a) it has made its own appraisal of and investigation into the business, prospects, operations, property, financial and other conditions and creditworthiness of the Borrower and the other Loan Parties, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and its own decision to enter into this Agreement, and (b) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own appraisal of and investigation into the business, prospects, operations, property, financial and other conditions and creditworthiness of the Borrower and the other Loan Parties, and all applicable bank regulatory laws relating to the transactions contemplated hereby, in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Loan Party of this Agreement or any other Loan Document or to inspect the Properties or books of any Loan Party (or any other Person). Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of any Loan Party which may come into the possession of the Administrative Agent or any of its Affiliates.

     Section 12.6 Several Commitments. The Commitments and other obligations of the Lenders under this Agreement are several. The default by any Lender in making a Loan in accordance with any of its Commitments shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts with respect to any of the Loans which would in the aggregate exceed such Lender's Commitment with respect to such Loans. No Lender shall be responsible for any act or omission of any other Lender.

     Section 12.7 Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders will have the right to appoint another Lender as a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the U.S. or any state thereof or of a foreign country if acting through its U.S. branch and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning Administrative Agent, and the resigning Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. If no successor Administrative Agent has been appointed as the Administrative Agent by the date that is 30 days after the retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 101 resignation shall nevertheless become effective (and the Lenders shall perform all of the duties of such Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above). After any Administrative Agent's resignation as Administrative Agent, the provisions of this Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Administrative Agent. The Required Lenders shall have the right at any time, and from time to time, to request the then current Administrative Agent to resign as the Administrative Agent, and upon such request the then current Administrative Agent shall be deemed to have resigned.

                                   ARTICLE 13

                                  Miscellaneous
                                  -------------

     Section 13.1 Expenses. The Borrower hereby agrees, on demand, to pay or reimburse the Administrative Agent and each of the Lenders for paying: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent accrued in connection with any and all waivers, amendments, modifications, renewals, extensions and supplements of or to the Loan Documents, and in connection with the syndication of the Commitments and the Loans, including, without limitation, the reasonable fees and expenses of legal counsel (including all local counsel) for the Administrative Agent, (b) all out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with any Default, the exercise of any right or remedy and the enforcement of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the fees and expenses of all legal counsel for the Administrative Agent and/or any Lender, (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, and (e) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with due diligence, computer services, copying, appraisals, environmental audits, collateral audits, field exams, insurance, consultants and search reports.

     SECTION 13.2 INDEMNIFICATION. EACH OF THE LOAN PARTIES HEREBY JOINTLY AND SEVERALLY AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT, EACH LENDER, EACH AGENT-RELATED PERSON AND EACH LENDER-RELATED PERSON FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND CONSULTANTS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY FORECLOSURE RIGHT OR OTHER RIGHT OR REMEDY WHETHER OR NOT SUCH EXERCISE IS IN COMPLIANCE WITH LAWS AFFECTING OTHER PERSONS OR RESULTS IN DAMAGES PAYABLE TO OTHER



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 102

PERSONS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY ANY LOAN PARTY OF ANY MATERIAL REPRESENTATION, WARRANTY, COVENANT OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE USE OR PROPOSED USE OF ANY LOAN, (E) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN OR AFFECTING ANY OF THE PROPERTIES OF ANY LOAN PARTY OR ANY OF THEIR AFFILIATES, EXCEPT TO THE EXTENT THAT THE LOSS, DAMAGE OR CLAIM IS THE DIRECT RESULT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED, OR (F) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; BUT EXCLUDING ANY OF THE FOREGOING TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION 13.2 SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, THE OBLIGATIONS OF THE LOAN PARTIES UNDER THIS SECTION 13.2 SHALL SURVIVE THE REPAYMENT OF THE LOANS AND OTHER OBLIGATIONS AND TERMINATION OF THE COMMITMENTS.

     Section 13.3 Limitation of Liability. None of the Administrative Agent, any Lender, any Agent-Related Person or any Lender-Related Person shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (including such Person's negligence), except for such Person's gross negligence or willful misconduct. None of the Administrative Agent, any Lender, any Agent-Related Person or any Lender-Related Person shall have any liability with respect to, and each of the Borrower and the other Loan Parties hereby waives, releases and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by any Loan Party or any of its Affiliates in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each of the Loan Parties hereby waives, releases and agrees not to sue the Administrative Agent, any Lender, any Agent-Related Person or any Lender-Related Person for exemplary or punitive damages in respect of any claim in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 103

     Section 13.4 No Duty. All attorneys, accountants, appraisers and other professional Persons and consultants retained by the Administrative Agent and the Lenders shall have the right to act exclusively in the interest of the Administrative Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to any Loan Party or any of its Affiliates or any other Person.

     Section 13.5 No Fiduciary Relationship. The relationship between each Loan Party and each Lender is solely that of debtor and creditor, and neither the Administrative Agent nor any Lender has any fiduciary or other special relationship with any Loan Party or any of its Affiliates, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between any Loan Party and any Lender, or such Affiliate and any Lender, to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement among the Lenders or among any Loan Party or any of its Affiliates and the Lenders.

     Section 13.6 Equitable Relief. Each of the Loan Parties recognizes that, in the event it fails to pay, perform, observe or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. Each of the Loan Parties therefore agrees that the Administrative Agent and the Lenders, if the Administrative Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 13.7 No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 13.8 Successors and Assigns.

     (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither the Borrower nor any other Loan Party may assign or transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of the Administrative Agent and the Lenders. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it); provided, however, that
(i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Lender shall remain the holder of its Notes for all purposes of this Agreement, (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) the Lenders shall not grant any participation under which the participant shall have the right to approve



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 104

(or under which the consent of the participant must be obtained prior to the Lenders' being able to approve) any amendment or waiver of this Agreement or the other Loan Documents, except to the extent that such amendment or waiver (A) increases any Commitment, (B) reduces the interest rate or the amount of principal or fees applicable to the Loans or Commitments in which such participant is participating, (C) extends any Maturity Date, (D) releases any of the Collateral (except as provided for herein or in any other Loan Document) or any guaranty of the Obligations, or (E) releases any Loan Party from its monetary Obligations under any of the Loan Documents.

     (b) The Loan Parties and each of the Lenders agree that any Lender (the "Assigning Lender") may at any time assign to one or more Eligible Assignees all or any part of its rights and/or obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments and/or Loans) (each an "Assignee"); provided, however, that (i) each such assignment may be of a varying percentage of the Assigning Lender's rights and/or obligations under this Agreement and the other Loan Documents and may relate to some but not all of such rights and/or obligations, (ii) except in the case of (A) an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents or (B) an assignment by a Lender to an Affiliate of such Lender, to another Lender or to an Approved Fund, the amount of the Commitment(s) and/or Loans of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 calculated based upon the aggregate amount of the Commitment(s) and/or Loans assigned and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment, and a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof or such other date as may be approved by the Administrative Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto, provided that such Lender's rights under Article 4, Section 13.1 and Section 13.2 accrued through the date of assignment shall continue). Holdings and the Borrower will provide full and prompt assistance to each Lender as it may reasonably request from time to time in connection with such Lender's efforts to assign its Commitments and/or Loans or sell any participation interest therein. Such assistance shall include, without limitation, making senior officers of Holdings and the Borrower available for meetings with prospective Lenders and participants and providing (in a timely manner) such assistance as may be reasonably requested by such Lender and/or its advisors, including, without limitation, providing information to and responding to inquiries from such prospective Lenders and participants with respect to the businesses, operations, business plan, financial condition and results of operations of the Loan Parties.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 105

     (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of any Loan Party or any of its Affiliates or the performance or observance by any Loan Party or any of its Affiliates of its obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in Section 7.2 and such other documents and information as it has deemed appropriate to make its own (A) appraisal of and investigation into the business, prospects, operations, property, financial and other conditions and creditworthiness of the Borrower and the other Loan Parties, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and (B) decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Administrative Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     (d) The Administrative Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Note(s) subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and
(iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its expense, shall execute and deliver to the Administrative Agent in exchange for each surrendered Note evidencing the Loans assigned, a new Note evidencing such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 106 retained any Loans, a new Note evidencing each such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit B hereto.

     (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.8, disclose to the Assignee or participant or proposed Assignee or participant any information relating to any Loan Party or any of its Affiliates furnished to such Lender by or on behalf of any Loan Party or any of its Affiliates; provided that each such actual or proposed Assignee or participant shall agree to be bound by the provisions of Section 13.20.

     (g) Any Lender may assign and pledge any Note held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank; provided, however, that any payment made by the Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy the Borrower's obligations under the Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

     (h) The Borrower shall maintain, or cause to be maintained, a register (the "Registered Note Register") (which, at the request of the Borrower (which request the Borrower makes by the execution of this Agreement) shall be kept by the Administrative Agent on behalf of the Borrower at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent hereunder) on which it shall enter the name of the registered owner of each of the Loans which is evidenced by a Registered Note. Notwithstanding anything to the contrary contained in this Section 13.8, a Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Registered Note Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Registered Note Register only upon surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the registered noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note(s) evidencing the same are registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. The Registered Note Register shall be available for inspection by the Borrower and any Lender at any reasonable time upon reasonable prior notice.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 107

     (i) The Loan Parties will not become a party to any loan agreement, credit agreement or similar agreement which restricts or prohibits the right or ability of any lender which is a party thereto to become a Lender under this Agreement.

     (j) Holdings and the Borrower shall provide prompt assistance to the Administrative Agent and the Lenders in connection with their respective efforts in syndicating the Loans and Commitments. Such assistance shall include making senior officers and other representatives of Holdings and the Borrower and their Affiliates available for meetings with prospective Lenders and providing, in a timely manner, such assistance as may be reasonably requested by the Administrative Agent or its advisors, including, without limitation, providing information to and responding to inquiries from prospective Lenders with respect to the business, operations, Business Plan, results and other matters relating to the business of Holdings, the Borrower and the other Loan Parties.

     Section 13.9 Survival. All representations and warranties made or deemed made in this Agreement or any other Loan Document or in any document, statement or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of any of the Loan Parties hereunder or under the other Loan Documents, the obligations of the Borrower and the other Loan Parties under Article 4 and Sections 13.1 and 13.2, and the obligations of the Lenders to the Administrative Agent under Section 12.4, shall survive repayment of the Loans and the Reimbursement Obligations and the other Obligations.

     SECTION 13.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, TERM SHEETS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG
(A) ANY ONE OR MORE OF THE LOAN PARTIES AND (B) ANY ONE OR MORE OF THE ADMINISTRATIVE AGENT AND/OR THE LENDERS.

     Section 13.11 Amendments. No amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document (including, without limitation, the Consents and Agreements) to which any Loan Party is a party, nor any consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and such Loan Party in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and the Borrower, do any of the following: (a) increase the Commitments of the Lenders (or any Lender) or subject the Lenders to any additional obligations; (b) reduce the principal of, or interest on, the


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 108

Loans or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment (including, without limitation, any mandatory prepayment) of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (d) change the Commitment Percentages or the aggregate unpaid principal amount of the Loans or the number or interests of the Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (e) change any provision contained in Section 3.2, 3.3 or 5.1 or this
Section 13.11 or modify the definition of "Required Lenders," or "Permitted Third-Party Expenses Borrowing Base" contained in Section 1.1; or (f) except as expressly authorized by this Agreement, release any Collateral from any of the Liens created by the Security Documents; and provided further, however, that no amendment, waiver or consent relating to Sections 12.1, 12.2, 12.3, 12.4 or 12.5 shall require the agreement of the Borrower or any other Loan Party. Notwithstanding anything to the contrary contained in this Section 13.11, no amendment, waiver or consent shall be made with respect to (i) Article 12 hereof without the prior written consent of the Administrative Agent, (ii) the definitions of "Nortel Networks Equipment", "Nortel Networks Goods and Services", "Nortel Networks Software", "Permitted Third-Party Expenses", "Permitted Third-Party Expenses Borrowing Base", "Supply Agreement" or Section 2.5, 2.9 or 2.10 hereof without the prior written consent of Nortel Networks (whether or not Nortel Networks is then a Lender hereunder) unless and until all obligations of the Borrower and the other Loan Parties under the Supply Agreement have been fully paid and performed or all Commitments have terminated or expired, or (iii) any condition precedent set forth in Article 6 with respect to the making of any Tranche A Loans, Tranche B Loans or Tranche C Loans without the prior written consent of the Lenders that hold, at the time of such amendment, waiver or consent, at least a majority (in Dollar amount) of the Tranche A Commitments, Tranche B Commitments or Tranche C Commitments, respectively.

     Section 13.12 Maximum Interest Rate.

     (a) No interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

     (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Administrative Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 13.12(b) or (ii) an amount, which when added to all other

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 109 interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Administrative Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such; and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the Borrower. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Borrower and the other Loan Parties, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and
(iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; provided that, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Administrative Agent and/or the Lenders, as appropriate, shall refund to the Borrower the amount of such excess and, in such event, the Administrative Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate.

     Section 13.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which the Borrower, Holdings or any Operating Subsidiary is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it); or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 13.13. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that notices to the Administrative Agent shall be deemed given when received by the Administrative Agent.

     SECTION 13.14 GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN CERTAIN LOAN DOCUMENTS, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND EACH OF THE PARTIES HERETO CHOOSE THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL. 1995) AND APPLICABLE LAWS OF THE U.S. EACH OF THE LOAN PARTIES HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (1) THE U.S. DISTRICT

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 110

COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, (2) ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, (3) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND (4) ANY TEXAS STATE COURT SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS FOR NOTICES SET FORTH UNDERNEATH ITS SIGNATURE HERETO OR SET FORTH IN ANY OTHER LOAN DOCUMENT. EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     Section 13.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 13.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 13.17 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 13.18 Construction. Each of the Loan Parties, the Administrative Agent and the Lenders acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto and thereto.

     Section 13.19 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.


SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 111

     Section 13.20 Confidentiality.

     (a) Lenders' Obligations. Each Lender agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent any Lender from disclosing such information (i) to any other Lender, (ii) to any Person if reasonably incidental to the administration of the Loans, (iii) upon the order of any court or administrative agency or as otherwise required by applicable law, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (v) which has been publicly disclosed,
(vi) in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party, (vii) to the extent reasonably required in connection with the exercise of any right or remedy under the Loan Documents, (viii) to such Lender's legal counsel, independent auditors and affiliates, and (ix) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this Section 13.20; provided, further, however, that each Lender shall not disclose any "Confidential Information" (as such term is defined in any Sprint Management Agreement) except as permitted by Section 12.2 of any Sprint Management Agreement (as amended) and as modified by Section 14 of any Consent and Agreement.

     (b) Loan Parties' and Affiliates' Obligations. Each of the Loan Parties will, and will cause its Affiliates to, keep the terms and provisions of this Agreement and the other Loan Documents confidential from anyone other than individuals employed or retained by the Loan Parties who are or are expected to become engaged in financial matters or matters relating to compliance with the Loan Documents, provided that nothing herein shall prevent any such Person from disclosing such information (i) to any other Loan Party, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any Governmental Authority having jurisdiction over any Loan Party, (iv) which has been publicly disclosed, and (v) to a Loan Party's legal counsel and independent auditors; provided, however, that the Borrower and the other Loan Parties will deliver to the Administrative Agent written notice of any intention or obligation of any Loan Party to deliver or provide a copy of this Agreement or any other Loan Document or any term or provision hereof or thereof to any Governmental Authority at least ten Business Days prior to the initial date upon which any such delivery or provision occurs and each of the Loan Parties shall use all reasonable efforts to redact or delete from such copy or such term or provision such terms or provisions or language relating to rates of interest, fees, financial covenants, availability and other terms or provisions of a sensitive nature as may be requested by the Administrative Agent to be so redacted or deleted before the same is so delivered or provided. Without limiting the generality of the foregoing, each of the Loan Parties agrees that it will not, and will not permit any of its Affiliates to, without the prior written consent of the Administrative Agent, issue or publish a press release, tombstone or other similar announcement or publication relating to this Agreement or any other Loan Document or the transactions contemplated hereby unless it is required to do so by the order of any court or administrative agency or in accordance with applicable law.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 112

     SECTION 13.21 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY LOAN PARTY, THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

     Section 13.22 Approvals and Consent. Except as may be expressly provided to the contrary in this Agreement or in the other Loan Documents (as applicable), in any instance under this Agreement of the other Loan Documents where the approval, consent or exercise of judgment of the Administrative Agent or any Lender is requested or required, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Administrative Agent or such Lender, respectively, and the Administrative Agent and such Lender shall not, for any reason or to any extent, be required to grant such approval or consent or to exercise such judgment in any particular manner, regardless of the reasonableness of the request or the action or judgment of the Administrative Agent or such Lender, and (b) no approval or consent of the Administrative Agent or any Lender shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.

     Section 13.23 Service of Process. Each of the Loan Parties irrevocably consents to the service of process by the mailing thereof by the Administrative Agent or the Required Lenders by registered or certified mail, postage prepaid, to such Loan Party at its address listed on the signature pages hereof. Nothing in this Section 13.23 shall affect the right of the Administrative Agent or the Lenders to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against such Loan Party or its Property in the court of any jurisdiction.

     Section 13.24 Reaffirmation of Supply Agreement. Each of the Borrower and the Operating Subsidiaries hereby reaffirms, ratifies and confirms all of its indebtedness, liabilities and obligations under the Supply Agreement.

     Section 13.25 Amendment and Restatement of the First Restated Credit Agreement. Effective as of the Closing Date, this Agreement shall constitute an amendment and restatement of all, but not an extinguishment, discharge, satisfaction or novation of any, indebtedness liabilities and/or obligations (including, without limitation, the Obligations) of the Loan Parties under the Original Credit Agreement and the First Restated Credit Agreement.

     Section 13.26 Assignments of First Restated Loans. The Lenders hereby agree among themselves (and the Borrower and each of the other Loan Parties hereby consents to such agreement) that, immediately prior to but substantially concurrently with the Closing Date, there shall be deemed to have occurred assignments with respect to the outstanding First Restated Tranche

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 113

A Loans, First Restated Tranche B Loans and First Restated Tranche C Loans such that, after giving effect to such assignments, the outstanding Tranche A Loans, Tranche B Loans and Tranche C Loans is as stated in Section 2.1 and that, as of the Closing Date, each of the Lenders is the holder of such Tranche A Loans, Tranche B Loans and Tranche C Loans in an amount equal to the product of its Commitment Percentage of the Tranche A Commitments, the Tranche B Commitments and the Tranche C Commitments, respectively, multiplied by the principal amount of the Tranche A Loans, Tranche B Loans and Tranche C Loans, respectively, outstanding as of the Closing Date.

     Section 13.27 No Requirement of Assumption or Payment of Another Person's Debt. Each of the Loan Parties acknowledges and agrees that neither the Administrative Agent nor any Lender has required, as a condition to the Loans made or to be made under this Agreement, that the Borrower or any other Loan Party assume or agree to pay any Debt of another Person.



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 114

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                     ALAMOSA PCS, INC.

                                     By: /s/ David E. Sharbutt
                                        ---------------------------------------
                                     Name:  David E. Sharbutt
                                     Title: President

                                     Address for Notices:
                                     --------------------
                                     200 West Ninth Street Plaza, Suite 102
                                     Wilmington, Delaware  19801
                                     Attention:     President
                                     Telecopy No.:  (302) 658-0468
                                     Telephone No.: (302) 573-3899





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 115

                                     ALAMOSA PCS HOLDINGS, INC.

                                     By: /s/ David E. Sharbutt
                                        -------------------------------------
                                     Name:  David E. Sharbutt
                                     Title: Chairman of the Board


                                     Address for Notices:
                                     --------------------
                                     4403 Brownfield Highway
                                     Lubbock, Texas 79407
                                     Attention:     Chairman of the Board
                                     Telecopy No.:  (806) 722-1120
                                     Telephone No.: (806) 722-1111






SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 116

                                        TEXAS TELECOMMUNICATIONS, LP

                                        By:    Alamosa Delaware GP, LLC
                                        Title: General Partner

                                               By: /s/ David E. Sharbutt
                                                  ------------------------
                                               Name:  David E. Sharbutt
                                               Title: Manager and President



                                        Address for Notices:
                                        --------------------
                                        4403 Brownfield Highway
                                        Lubbock, Texas 79407
                                        Attention:     President
                                        Telecopy No.:  (806) 722-1120
                                        Telephone No.: (806) 722-1111



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 117

                                      ALAMOSA WISCONSIN LIMITED PARTNERSHIP

                                      By:    Alamosa Wisconsin GP, LLC
                                      Title: General Partner


                                             By: /s/ David E. Sharbutt
                                                -----------------------------
                                             Name:  David E. Sharbutt
                                             Title: Manager and President


                                      Address for Notices:
                                      --------------------
                                      4403 Brownfield Highway
                                      Lubbock, Texas 79407
                                      Attention:     President
                                      Telecopy No.:  (806) 722-1120
                                      Telephone No.: (806) 722-1111



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 118

                                         ALAMOSA DELAWARE GP, LLC

                                         By: /s/ David E. Sharbutt
                                            -----------------------------------
                                         Name:  David E. Sharbutt
                                         Title: Manager and President


                                         Address for Notices:
                                         --------------------
                                         4403 Brownfield Highway
                                         Lubbock, Texas  79407
                                         Attention:     President
                                         Telecopy No.:  (806) 722-1120
                                         Telephone No.: (806) 722-1111



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 119

                                       ALAMOSA WISCONSIN GP, LLC

                                       By: /s/ David E. Sharbutt
                                          -------------------------------------
                                       Name:  David E. Sharbutt
                                       Title: Manager and President


                                       Address for Notices:
                                       --------------------
                                       4403 Brownfield Highway
                                       Lubbock, Texas 79407
                                       Attention:     President
                                       Telecopy No.:  (806) 722-1120
                                       Telephone No.: (806) 722-1111




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 120

                                         ALAMOSA FINANCE, LLC

                                         By: /s/ David E. Sharbutt
                                            ----------------------------------
                                         Name:  David E. Sharbutt
                                         Title: Manager


                                         Address for Notices:
                                         --------------------
                                         Alamosa Finance, LLC
                                         4403 Brownfield Highway
                                         Lubbock, Texas 79407
                                         Attention:     David E. Sharbutt
                                         Telecopy No.:  (806) 772-1127
                                         Telephone No.: (806) 772-7707



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 121

                                       ALAMOSA LIMITED, LLC

                                       By: /s/ Barry A. Crozier
                                          ---------------------------------
                                       Name:  Barry A. Crozier
                                       Title: Manager


                                       Address for Notices:
                                       --------------------
                                       Alamosa Limited, LLC
                                       200 West Ninth Street Plaza, Suite 102
                                       Wilmington, Delaware  19801
                                       Attention:     Barry A. Crozier
                                       Telecopy No.:  (302) 658-0468
                                       Telephone No.: (302) 573-3899





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 122

                                    ADMINISTRATIVE AGENT:
                                    ---------------------

                                    EXPORT DEVELOPMENT CORPORATION
                                    as Administrative Agent

                                    By: /s/ Stephen Davies
                                       -----------------------------------
                                    Name:  Stephen Davies
                                    Title: Financial Services Manager

                                    By: /s/ Robert Kelly
                                       -----------------------------------
                                    Name:  Robert Kelly
                                    Title: Financial Services Manager


                                    Address for Notices:
                                    --------------------
                                    151 O'Connor Street
                                    Ottawa, Ontario, Canada K1A 1K3
                                    Attention: Loans Operations,
                                               reference: 880-USA-8957
                                    Telecopy No.: (613) 598-2514
                                    Telephone No.: (613) 598-2500




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 123

                                    LENDERS:
                                    --------

                                         EXPORT DEVELOPMENT CORPORATION

Tranche A Commitment: $113,785,109.97

Tranche B Commitment: $39,559,569.25        By: /s/ Stephen Davies
                                               -------------------------------
Tranche C Commitment: $17,131,480.14        Name:  Stephen Davies
                                            Title: Financial Services Manager
Total Commitments: $170,476,159.36

                                            By: /s/ Robert Kelly
                                               -------------------------------
                                            Name:  Robert Kelly
                                            Title: Financial Services Manager


                                            Address for Notices:
                                            --------------------
                                            151 O'Connor Street
                                            Ottawa, Ontario, Canada  K1A 1K3
                                            Attention:  Loans Operations,
                                                        reference: 880-USA-8957
                                            Telecopy No.:  (613) 598-2514
                                            Telephone No.: (613) 598-2500




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 124

                                    Exhibit A

                            ASSIGNMENT AND ACCEPTANCE
                            -------------------------

                           Date: _______________, ____

     Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 23, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement") among Alamosa PCS, Inc., Alamosa PCS Holdings, Inc., Texas Telecommunications, LP, Alamosa Wisconsin Limited Partnership, Alamosa Finance, LLC, Alamosa Limited, LLC, Alamosa Wisconsin GP, LLC, Alamosa Delaware GP, LLC, the Lenders named therein (the "Lenders") and Export Development Corporation, as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance is being executed pursuant to Section 13.8 of the Credit Agreement.

     ___________________________ (the "Assignor") and _________________________

(the "Assignee") agree as follows:

     (1) The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the following interests in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below) [NOTE: COMPLETE THE FOLLOWING, AS APPLICABLE]:

     (a) a ____% interest in the Tranche A Commitments (which percentage interest represents a $________ Tranche A Commitment with respect to the aggregate Tranche A Commitments of $113,785,109.97);

     (b) $__________ of principal amount of the outstanding Tranche A Loans;

     (c) a ____% interest in the Tranche B Commitments (which percentage interest represents a $________ Tranche B Commitment with respect to the aggregate Tranche B Commitments of $39,559,569.25);

     (d) $__________ of principal amount of the outstanding Tranche B Loans;

     (e) a ____% interest in the Tranche C Commitments (which percentage interest represents a $________ Tranche C Commitment with respect to the aggregate Tranche C Commitments of $17,131,480.14); and

     (f) $__________ of principal amount of the outstanding Tranche C Loans.

     2. The Assignor (a) represents that, as of the date hereof but immediately prior to giving effect to this Assignment and Acceptance: (i) its Tranche A Commitment is $_______________, (ii) the outstanding principal amount of its Tranche A Loans is $_______________, (iii) its Tranche B Commitment is $_______________, (iv) the outstanding principal amount of its Tranche B Loans

                                              ASSIGNMENT AND ACCEPTANCE - Page 1
is $_______________, (v) its Tranche C Commitment is $_______________, and (vi)
the outstanding principal amount of its Tranche C Loans is $_______________; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of the Borrower or any Affiliate of the Borrower or the performance or observance by the Borrower or any Affiliate of the Borrower of any of its indebtedness, liabilities or obligations under the Credit Agreement or any other Loan Document; and (d) [WITH RESPECT TO EACH OF THE TRANCHES TO WHICH THIS ASSIGNMENT AND ACCEPTANCE RELATES,] attaches the assigned Note held by the Assignor and requests that the Administrative Agent exchange such Note for [A] new Note[S] payable to the order of [(I)] the Assignee in an amount equal to the sum of the principal amount of the applicable Loans plus the principal amount of the unfunded applicable Commitment assigned to Assignee pursuant hereto, [AND (II) THE ASSIGNOR IN AN AMOUNT EQUAL TO THE SUM OF THE PRINCIPAL AMOUNT OF THE APPLICABLE LOANS PLUS THE PRINCIPAL AMOUNT OF THE UNFUNDED APPLICABLE COMMITMENT RETAINED BY ASSIGNOR].

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes the Administrative Agent to take such action on the Assignee's behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; (g) agrees that it will keep confidential all information with respect to the Borrower and its Affiliates furnished to it by the Borrower or any of its Affiliates or the Assignor (other than information generally available to the public) in accordance with Section 13.20 of the Credit Agreement; and (h) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or a certificate as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.(1)

- ------------------
(1) If the Assignee is organized under the laws of a jurisdiction outside the United States.

                                              ASSIGNMENT AND ACCEPTANCE - Page 2

     4. The effective date for this Assignment and Acceptance shall be ___________ ____, ___ (the "Effective Date").(2) Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.

     5. Upon such acceptance and recording, from and after the Effective Date,
(a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

     6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     8. The Assignee's address for notices and Applicable Lending Office for purposes of the Credit Agreement (until such address or office are subsequently changed in accordance with the Credit Agreement) are specified below its name on the signature pages of this Assignment and Acceptance.


                                         [NAME OF ASSIGNOR]

                                         By:
                                            ------------------------------
                                         Name:
                                              ----------------------------
                                         Title:
                                               ---------------------------

                                         [NAME OF ASSIGNEE]

                                         By:
                                            ------------------------------
                                         Name:
                                              ----------------------------
                                         Title:
                                               ---------------------------


- ---------------
(2) Such date shall be at least five (5) Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Administrative Agent, unless otherwise agreed by the Administrative Agent.

                                              ASSIGNMENT AND ACCEPTANCE - Page 3

                                         Address for Notices:

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------
                                         Fax No. (_____)_______________________
                                         Telephone No. (_____) ________________
                                         Attention:
                                                   ----------------------------

                                         Lending Office for Prime Rate Loans:
                                         ------------------------------------


                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

                                         Lending Office for Eurodollar Loans:
                                         ------------------------------------


                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------

ACCEPTED BY:


EXPORT DEVELOPMENT CORPORATION,
as Administrative Agent


By:
       --------------------------
Name:
       --------------------------
Title:
       --------------------------


By:
       --------------------------
Name:
       --------------------------
Title:
       --------------------------

Date:
       --------------------------













                                              ASSIGNMENT AND ACCEPTANCE - Page 4

                                   Exhibit B-1

                                 TRANCHE A NOTE
                                 --------------

$                                                                    ,
 --------------------                                     -----------  ----


     FOR VALUE RECEIVED, the undersigned, ALAMOSA PCS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ___________________ (the "Lender"), at the Principal Office of the Administrative Agent, in lawful money of the United States of America and in immediately available funds and without deduction, set-off or other reduction as specified in Sections 3.5 and 3.8 of the Credit Agreement, the principal amount of ______________________ MILLION AND NO/100 DOLLARS ($_______________) or such lesser amount as shall equal the aggregate of the Tranche A Loans made or deemed made by the Lender (or its predecessor in interest) to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche A Loan, at such office, in like money and funds, for the period commencing on the date of advance of each such Tranche A Loan until such Tranche A Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Tranche A Notes referred to in that certain Second Amended and Restated Credit Agreement dated as of June 23, 2000, among the Borrower, Alamosa PCS Holdings, Inc., Texas Telecommunications, LP, Alamosa Wisconsin Limited Partnership, Alamosa Limited, LLC, Alamosa Finance, LLC, Alamosa Wisconsin GP, LLC, Alamosa Delaware GP, LLC, the Lenders named therein and Export Development Corporation, as administrative agent for itself and the other Lenders (such Second Amended and Restated Credit Agreement, as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, being referred to herein as the "Credit Agreement"), and evidences Tranche A Loans made or deemed made by the Lender (or its predecessor in interest) thereunder. The holder of this Note shall be entitled to, without limitation, the benefits provided in the Credit Agreement as set forth therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayment of the Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     The Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waives notice, presentment, demand for payment, protest, notice of protest and non_payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder.

                                                         TRANCHE A NOTE - Page 1

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                                        ALAMOSA PCS, INC.

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------





                                                         TRANCHE A NOTE - Page 2

                                  Exhibit B-2

                                 TRANCHE B NOTE
                                 --------------

$                                                                   ,
 ----------                                             ------------  ----


     FOR VALUE RECEIVED, the undersigned, ALAMOSA PCS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _________________________ (the "Lender"), at the Principal Office of the Administrative Agent, in lawful money of the United States of America and in immediately available funds and without deduction, set-off or other reduction as specified in Sections 3.5 and 3.8 of the Credit Agreement, the principal amount of ____________ MILLION AND NO/100 DOLLARS ($____________) or such lesser amount as shall equal the aggregate of the Tranche B Loans made or deemed made by the Lender (or its predecessor in interest) to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche B Loan, at such office, in like money and funds, for the period commencing on the date of advance of each such Tranche B Loan until such Tranche B Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Tranche B Notes referred to in that certain Second Amended and Restated Credit Agreement dated as of June 23, 2000, among the Borrower, Alamosa PCS Holdings, Inc., Texas Telecommunications, LP, Alamosa Wisconsin Limited Partnership, Alamosa Limited, LLC, Alamosa Finance, LLC, Alamosa Wisconsin GP, LLC, Alamosa Delaware GP, LLC, the Lenders named therein and Export Development Corporation, as administrative agent for itself and the other Lenders (such Second Amended and Restated Credit Agreement, as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, being referred to herein as the "Credit Agreement"), and evidences Tranche B Loans made or deemed made by the Lender (or its predecessor in interest) thereunder. The holder of this Note shall be entitled to, without limitation, the benefits provided in the Credit Agreement as set forth therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayment of the Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     The Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waives notice, presentment, demand for payment, protest, notice of protest and non_payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                                            ALAMOSA PCS, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------










                                                         TRANCHE B NOTE - Page 2

                                  Exhibit B-3

                                 TRANCHE C NOTE
                                 --------------

$                                                                    ,
 --------------                                            ----------  ----


     FOR VALUE RECEIVED, the undersigned, ALAMOSA PCS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _________________________ (the "Lender"), at the Principal Office of the Administrative Agent, in lawful money of the United States of America and in immediately available funds and without deduction, set-off or other reduction as specified in Sections 3.5 and 3.8 of the Credit Agreement, the principal amount of ____________ MILLION AND NO/100 DOLLARS ($___________) or such lesser amount as shall equal the aggregate of the Tranche C Loans made or deemed made by the Lender (or its predecessor in interest) to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche C Loan, at such office, in like money and funds, for the period commencing on the date of advance of each such Tranche C Loan until such Tranche C Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Tranche C Notes referred to in that certain Second Amended and Restated Credit Agreement dated as of June 23, 2000, among the Borrower, Alamosa PCS Holdings, Inc., Texas Telecommunications, LP, Alamosa Wisconsin Limited Partnership, Alamosa Limited, LLC, Alamosa Finance, LLC, Alamosa Wisconsin GP, LLC, Alamosa Delaware GP, LLC, the Lenders named therein and Export Development Corporation, as administrative agent for itself and the other Lenders (such Second Amended and Restated Credit Agreement, as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, being referred to herein as the "Credit Agreement"), and evidences Tranche C Loans made or deemed made by the Lender (or its predecessor in interest) thereunder. The holder of this Note shall be entitled to, without limitation, the benefits provided in the Credit Agreement as set forth therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayment of the Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     The Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waives notice, presentment, demand for payment, protest, notice of protest and non_payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder.

                                                         TRANCHE C NOTE - Page 1

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                                           ALAMOSA PCS, INC.

                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------











                                                         TRANCHE C NOTE - Page 2

                                    Exhibit C

                       NOTICE OF BORROWINGS, CONVERSIONS,
                          CONTINUATIONS OR PREPAYMENTS
                          ----------------------------

Date:                ,
      ---------------  ------

Export Development Corporation, as Administrative Agent
151 O'Connor Street
Ottawa, Ontario, Canada  K1A 1K3
Attention:  Loans Operations

     Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 23, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement"), among Alamosa PCS, Inc. (the "Borrower"), Alamosa PCS Holdings, Inc., Texas Telecommunications, LP, Alamosa Wisconsin Limited Partnership, Alamosa Limited, LLC, Alamosa Finance, LLC, the Lenders named therein (the "Lenders") and Export Development Corporation, as Administrative Agent for itself and the other Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Borrower hereby gives this Notice of Borrowings, Conversions, Continuations or Prepayments (this "Notice"), irrevocably, pursuant to Section
2.9 of the Credit Agreement. The Borrower hereby notifies you of the following (check and/or complete the applicable item):1

____     (a) New Loan.

             (i) The Borrower requests a [Tranche A Loan] [Tranche B Loan] [Tranche C Loan] in the amount of $________ on _______________, ____.

             (ii) The [Tranche A Loan] [Tranche B Loan] [Tranche C Loan] will be of the following Type: [Base Rate Loan] [Eurodollar Loan].

             (iii) If the [Tranche A Loan] [Tranche B Loan] [Tranche C Loan] will be a Eurodollar Loan, the Interest Period will be [1] [2] [3] [6] month[s].

____     (b) [Conversion] [Continuation] of [Tranche A Loans] [Tranche B Loans]
             [Tranche C Loans]

             (i) The Borrower requests a [Conversion] [Continuation] of [Tranche A Loans]



- ---------------
(1) The Borrower shall also be required to provide the additional information (if any) required by the Credit Agreement.

         [Tranche B Loans] [Tranche C Loans] in the amount of $________ on __________, ____.

             (ii) The Type of [Tranche A Loans] [Tranche B Loans] [Tranche C Loans] to be [Converted] [Continued] will be a [Base Rate Loan] [Eurodollar Loan].

             (iii) The [Tranche A Loans] [Tranche B Loans] [Tranche C Loans] resulting from the [Conversion] [Continuation] will be a [Base Rate Loan] [Eurodollar Loan].

             (iv) If the [Tranche A Loans] [Tranche B Loans] [Tranche C Loans] resulting from the [Conversion] [Continuation] will be a Eurodollar Loan, the Interest Period for such [Tranche A Loans] [Tranche B Loans] [Tranche C Loans] will be _____ month[s].

____     (c) Prepayment:

             (i) The Borrower will make a prepayment of the principal of the [Tranche A Loans] [Tranche B Loans] [Tranche C Loans] in the amount of $___________ on ______________, ____.

             (ii) The [Tranche A Loans] [Tranche B Loans] [Tranche C Loans] to be prepaid will be of the following Type: [Base Rate Loan] [Eurodollar Loan].

             (iii) If the [Tranche A Loans] [Tranche B Loans] [Tranche C Loans] to be prepaid is a Eurodollar Loan, it has an Interest Period of _____ month[s] that will end on _____________, ____.

____     (d) Termination or Reduction of Commitment(s):

             (i) The Borrower hereby terminates the [Tranche A Commitments] [Tranche B Commitments] [Tranche C Commitments] effective as of _________________,_____.

             (ii) The Borrower hereby reduces the [Tranche A Commitments] [Tranche B Commitments] [Tranche C Commitments] from $__________ in aggregate amount to $___________ in aggregate amount effective as of _____________, _____.

         In connection with any (if any) new Loans requested by the Borrower to be advanced as specified in paragraph (a) of this Notice preceding, the Borrower
(a) hereby covenants and certifies that all proceeds of the requested Loans will be, concurrently with the making of such Loans, used by the Borrower for the purposes permitted by and specified in Section 2.10 of the Credit Agreement and
(b) hereby represents and warrants to the Administrative Agent and the Lenders that all of the representations and warranties of the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date of this Notice (and will continue to be true and correct on and as of the date of the advance of the Loans) with the same force and effect as if such representations and warranties were made again on and as of the date of this Notice (and the date of such advance), except to the extent that such representations and warranties relate solely to an earlier date.

         Furthermore, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) No Default or Material Adverse Effect has occurred or is continuing or would result from the Loans (if any) requested pursuant to this Notice;

         (b) All of the conditions precedent to the borrowing, Conversion, Continuation, prepayment and/or termination or reduction of Commitments requested pursuant to this Notice contained in the Loan Documents (including, without limitation, the conditions precedent set forth in Article 6 of the Credit Agreement) have been satisfied in full (without exception or waiver except as may have been agreed to by the Administrative Agent and the Lenders in accordance with the Credit Agreement) and, without limiting the generality of the foregoing, and if this Notice involves a request for the advance of any Loan, the following are attached hereto except to the extent the same have been prior to or concurrently herewith delivered to the Administrative Agent separate and apart from this Notice:

               (i) Schedule 1 attached hereto includes all agreements, documents, instruments or certificates required pursuant to, or other evidence of the satisfaction of, each of the conditions precedent set forth in Section 6.1 of the Credit Agreement and not previously delivered by the Borrower (if applicable) as follows: [IDENTIFY SPECIFIC ITEMS TO BE ATTACHED TO SCHEDULE 1 HERE];

               (ii) Schedule 2 attached hereto includes all agreements, documents, instruments and certificates required pursuant to, or other evidence of the satisfaction of, each of the conditions precedent set forth in Section 6.2 of the Credit Agreement and not previously delivered by the Borrower (if applicable) as follows: [IDENTIFY SPECIFIC ITEMS TO BE ATTACHED TO SCHEDULE 2 HERE]; and

         (c) If this Notice relates to new Loans requested by the Borrower to be advanced, the following amounts of the proceeds of such new Loans will be transferred to Alamosa Finance or Alamosa Texas LP and immediately thereupon transferred by such entity to the following Operating Subsidiaries in the following amounts :

               (i) Tranche A Loans: (A) initially $_____________ to Alamosa Finance and $_____________ to Alamosa Texas LP and then (B) $_____________ to Alamosa Texas and $__________ to Alamosa Wisconsin;

               (ii) Tranche B Loans: (A) initially $_____________ to Alamosa Finance and $_____________ to Alamosa Texas LP and then (B) $_____________ to Alamosa Texas and $__________ to Alamosa Wisconsin; and

               (iii) Tranche C Loans: (A) initially $_____________ to Alamosa Finance and $_____________ to Alamosa Texas LP and then (B) $_____________ to Alamosa Texas and $__________ to Alamosa Wisconsin.


         (d) If this Notice relates to new Loans, the proceeds of which are used, in whole or in part, to pay Permitted Third-Party Expenses consisting microwave relocation costs associated with construction of the Service Area Network ("Microwave Relocation Costs"), the Borrower represents and warrants that (a) $______________ of the proceeds of such new Loans shall be used for Microwave Relocation Costs and (b) after giving effect to such new Loans, $_____________ of the aggregate proceeds of the Loans have been used for Microwave Relocation Costs.

         IN WITNESS WHEREOF, the undersigned has executed this Notice as of the day and year first above written.



                                          ALAMOSA PCS, INC.

                                          By:
                                             ---------------------------------
                                          Name:  David E. Sharbutt
                                          Title: President

                                   Exhibit D

                             COMPLIANCE CERTIFICATE
                             ----------------------

                     FOR _____ ENDED ________, ____ (the "Subject Period")

Date:  _______________, _____


Export Development Corporation, as
Administrative Agent
151 O'Connor Street
Ottawa, Ontario, Canada  K1A 1K3
Attention:  Loans Operations

     Re: Alamosa PCS, Inc.

         Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 23, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement") among Alamosa PCS, Inc. ("Borrower"), Alamosa PCS Holdings, Inc., Texas Telecommunications, LP, Alamosa Wisconsin Limited Partnership, Alamosa Finance, LLC, Alamosa Wisconsin GP, LLC, Alamosa Delaware GP, LLC, Alamosa Limited, LLC, the Lenders named therein (the "Lenders") and Export Development Corporation, as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The undersigned hereby certifies to Administrative Agent and the Lenders that, on the date of this Compliance Certificate (this "Certificate"),
(a) I am a Responsible Officer of the Borrower, (b) the financial statements attached to this Certificate were prepared in accordance with GAAP (except for the material variations, if any, set forth in detail on a schedule to this Certificate) and present fairly the consolidated and (where applicable) consolidating financial condition and results of operations of Holdings and its Consolidated Subsidiaries (including, without limitation, the Borrower) or the applicable Loan Party, as the case may be, as of the end of and for the Subject Period, (c) a review of the activities of the Loan Parties during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Loan Parties have kept, observed, performed and fulfilled all of their covenants, agreements and other obligations under the Loan Documents, (d) during the Subject Period, except as noted on this Certificate, the Loan Parties have kept, observed, performed and fulfilled each and every covenant, agreement and other obligation under the Loan Documents (except for the deviations, if any, set forth on a schedule annexed to this Certificate) and no Default or Event of Default has occurred during the Subject Period or otherwise has occurred or exists which has not been cured or waived (except the Default or Event of Default, if any, described on the schedule annexed to this Certificate), and (e) the status of compliance by the Loan Parties with certain covenants contained in the Credit Agreement for the Subject Period is as set forth below:

                                                 COMPLIANCE CERTIFICATE - Page 1


====================================================================================================================
                                                                                                In Compliance for
                                                                                               the Subject Period
                                                                                                (Please Indicate)
====================================================================================================================
1. Reporting Requirements (Section 8.1).
- --------------------------------------------------------------------------------------------------------------------
   (a) Deliver the financial statements and other items referred to in                             Yes         No
       Section 8.1(a) of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
   (b) Deliver the financial statements and other items referred to in                             Yes         No
       Section 8.1(b) of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
   (c) As soon as available, one copy of each (if any) financial statement,                        Yes         No
       report, notice or proxy statement sent by any Loan Party to its stockholders or other security holders as required by Section 8.1(g) of the Credit Agreement)
- --------------------------------------------------------------------------------------------------------------------
   (d) Within 60 days prior to the end of each fiscal year of the Borrower, a                      Yes         No
       report in form and substance reasonably satisfactory to the
       Administrative Agent summarizing all material insurance coverage maintained by the Loan Parties as required by Section 8.1(h) of the
       Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
   (e) Not later than 15 days prior to the end of each year, an update of the                      Yes         No
       Business Plan as required by Section 8.1(j) of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
   (f) As soon as available and in any event within 45 days after the end of                       Yes         No
       each fiscal quarter, and, in any event concurrently with the making of each Loan under the Credit Agreement and from time to time upon the request of the Administrative Agent after the occurrence of a Default, a
       Permitted Third-Party Expenses Borrowing Base Report as required by
       Section 8.1(k) of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
   (g) Within 3 Business Days after any Loan Party becomes aware thereof,                          Yes         No
       written notice of any matter that could reasonably be expected to have a
       Material Adverse Effect as required by Section 8.1(n) of the Credit
       Agreement.
- --------------------------------------------------------------------------------------------------------------------
   (h) Promptly after the receipt thereof by any Loan Party and promptly after                     Yes         No
       the delivery thereof by any Loan Party, a copy of each written notice delivered under any Sprint Agreement as required by Section 8.1(p) of the
       Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
   (i) As soon as available and in any event within 45 days after the end of                       Yes         No
       each fiscal quarter, a summary of the information required by Section
       8.1(q) of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
   (j) As soon as available and in any event within 45 days after the end of                       Yes         No
       each fiscal quarter, a report identifying the aggregate amount of all
       Loan proceeds (i) loaned or contributed by the Borrower to any of its
       Subsidiaries, (ii) loaned or contributed by any Subsidiary of the
       Borrower to an Operating Subsidiary or other Subsidiary of the Borrower, or (iii) otherwise used by each Operating Subsidiary or other Subsidiary of the Borrower as required by Section 8.1(r) of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
   (k) As soon as available and in any event within 45 days after the end of                       Yes         No
       each fiscal quarter, an aged trial balance of all then-existing
       Receivables and all then-existing accounts payable of each Loan Party as required by Section 8.1(s) of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------

                                                 COMPLIANCE CERTIFICATE - Page 2


====================================================================================================================
                                                                                                In Compliance for
                                                                                               the Subject Period
                                                                                                (Please Indicate)
====================================================================================================================

   (l) Provide other notices, reports and information (including, without                          Yes         No
       limitation, information regarding Pension Plans, litigation, environmental assessments and Defaults) required by Section 8.1 as and when required.
- --------------------------------------------------------------------------------------------------------------------
2.   Debt Covenant (Section 9.1). None except for Debt permitted under Section                     Yes         No
     9.1 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
3.   Liens Covenant (Section 9.2). None except as permitted under Section 9.2 of                   Yes         No
     the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
4.   Mergers, Etc. Covenant (Section 9.3). None, except as permitted by Section                    Yes         No
     9.3 of the Credit Agreement; disclose on an attached schedule mergers or consolidations consummated during the Subject Period.
- --------------------------------------------------------------------------------------------------------------------
5.   Restricted Payments Covenant (Section 9.4). None except as permitted by                       Yes         No
     Section 9.4 of the Credit Agreement; disclose on an attached schedule
     Restricted Payments made during the Subject Period.
- --------------------------------------------------------------------------------------------------------------------
6.   Investments Covenant (Section 9.5). None except as permitted by Section 9.5                   Yes         No
     of the Credit Agreement; disclose on an attached schedule Investments made during the Subject Period.
- --------------------------------------------------------------------------------------------------------------------
7.   Limitations on Issuance of Capital Stock of Borrower and Subsidiaries                         Yes         No
     Covenant (Section 9.6). None except as permitted by Section 9.6 of the
     Credit Agreement
- --------------------------------------------------------------------------------------------------------------------
8.   Transactions with Affiliates Covenant (Section 9.7). None except as                           Yes         No
     permitted by Section 9.7 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
9.   Disposition of Property Covenants (Section 9.8 and Section 9.9). None                         Yes         No
     except as permitted by Sections 9.8 and 9.9 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
10.  Lines of Business Covenant (Section 9.10). Must not engage in a line of                       Yes         No
     business other than as permitted by Section 9.10 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
11.  Environmental Protection Covenant (Section 9.11). The Borrower and the                        Yes         No
     Subsidiaries of the Borrower conduct their operations within the limits set forth in Section 9.11 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
12.  Intercompany Transactions Covenant (Section 9.12). None except as permitted                   Yes         No
     by Section 9.12 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
13.  Management Fees (Section 9.13). None paid except as permitted by Section                      Yes         No
     9.13 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
14.  Supply Agreement (Section 9.14). No termination except as permitted by                        Yes         No
     Section 9.14 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
15.  Modifications of Certain Agreements (Section 9.15). None with respect to                      Yes         No
     the Loan Parties' constitutional documents, the Sprint Agreements, the
     Business Plan, the Holdings Senior Notes Indenture or the other Holdings
     Senior Notes Documents or any other Material Contract or Permit, except as permitted by Section 9.15 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------

                                                 COMPLIANCE CERTIFICATE - Page 3



====================================================================================================================
                                                                                                In Compliance for
                                                                                               the Subject Period
                                                                                                (Please Indicate)
====================================================================================================================
16.  ERISA (Section 9.16). Maintain Plans as provided in Section 9.16 of the                       Yes         No
     Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
17.  Sprint PCS Fees (Section 9.17). None paid except as permitted by Section
     9.17 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
18.  No Prepayment of Debt, Etc. (Section 9.18). None paid except as permitted                     Yes         No
     by Section 9.18 of the Credit Agreement.
- --------------------------------------------------------------------------------------------------------------------
19.  Total Debt to Total Capitalization (Section 10.1).                                            Yes         No
Borrower and the Operating Subsidiaries:
     (a)  Total Debt outstanding                                     $____________
     (b)  Contributed Capital                                        $____________
     (c)  Total Capitalization = (a) + (b)                           $____________
     (d)  Total Debt to Total Capitalization Ratio = (a):(c)               ___:___
     (e)  Maximum Ratio per Schedule 10.1 of the Credit Agreement            ___:1


Holdings and its Consolidated Subsidiaries:
     (a)  Total Debt outstanding                                     $____________
     (b)  Contributed Capital                                        $____________
     (c)  Total Capitalization = (a) + (b)                           $____________
     (d)  Total Debt to Total Capitalization Ratio = (a):(c)               ___:___
     (e)  Maximum Ratio per Section 10.1(b) of the Credit Agreement
          (A) 0.75 to 1.00 at all times during which Senior Debt is equal to or greater than 40% of Total Debt
          (B) 0.80 to 1.00 at all times during which Senior Debt is less than 40% of Total Debt
- --------------------------------------------------------------------------------------------------------------------
20.  Total Debt to Annualized EBITDA (Section 10.2).                                               Yes         No
     (a)  Total Debt outstanding                                     $____________
     (b)  Annualized EBITDA                                          $____________
     (c)  Total Debt to Annualized EBITDA Ratio = (a):(b)                  ___:___
     (d)  Maximum Ratio per Schedule 10.2 of the Credit Agreement            ___:1
- --------------------------------------------------------------------------------------------------------------------
21.  Annualized EBITDA (Section 10.3).                                                             Yes         No
     (a)  Annualized EBITDA                                          $____________
     (b)  Minimum Annualized EBITDA per Schedule 10.3 of the
          Credit Agreement                                           $____________
- --------------------------------------------------------------------------------------------------------------------
22.  Fixed Charge Coverage (Section 10.4).                                                         Yes         No
     (a)  EBITDA for given quarter                                   $____________
     (b)  cash balances                                              $____________
     (c)  Availability                                               $____________
     (d)  (a) + (b) + (c)                                            $____________
     (e)  Consolidated Fixed Charges for succeeding quarter          $____________
     (f)  Fixed Charge Coverage Ratio = (d):(e)                            ___:___
     (g)  Minimum Fixed Charge Coverage Ratio per Schedule 10.4
          of the Credit Agreement                                            ___:1
- --------------------------------------------------------------------------------------------------------------------

                                                 COMPLIANCE CERTIFICATE - Page 4


====================================================================================================================
                                                                                                In Compliance for
                                                                                               the Subject Period
                                                                                                (Please Indicate)
====================================================================================================================

23.  Capital Expenditures (Section 10.5).
     (a) cumulative Capital Expenditures for the period beginning                                  Yes         No
         January 1, 1999 and ending on each fiscal quarter commencing
         March 31, 2000 per Schedule 10.5 of the Credit Agreement     $____________
- --------------------------------------------------------------------------------------------------------------------
24.  Quarterly Minimum Revenue Levels (Section 10.6).                                              Yes         No
     (a)  Gross Revenues for given quarter                            $____________
     (b)  Quarterly Minimum Gross Revenue Level per
          Schedule 10.6 of the Credit Agreement                       $____________
- --------------------------------------------------------------------------------------------------------------------
25.  Wireless Subscribers (Section 10.7).                                                          Yes         No
     (a)  Wireless Subscribers                                            _________
     (b)  Minimum Wireless Subscribers per Schedule 10.7 of
          the Credit Agreement                                            _________
- --------------------------------------------------------------------------------------------------------------------
26.  Operating Leases (Section 10.8).                                                              Yes         No
     (a)  maximum aggregate payments under Operating Leases, other than
          tower leases and transport facility leases:                   $3,000,000
     (b)  maximum aggregate payments under Operating Leases which are
          tower leases:                                                $13,000,000
- --------------------------------------------------------------------------------------------------------------------


     The Credit Agreement shall control in the event of any inconsistency between the terms of this Compliance Certificate and the terms of the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed this Compliance Certificate as of the day and year first written above.


                                     ALAMOSA PCS, INC.

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------

                    [SCHEDULES TO BE ATTACHED IF APPLICABLE.]



                                                 COMPLIANCE CERTIFICATE - Page 5

                                   Exhibit E

              PERMITTED THIRD-PARTY EXPENSES BORROWING BASE REPORT
              ----------------------------------------------------



Reporting Date:            ,
                 ----------  --------


Export Development Corporation, as
Administrative Agent
151 O'Connor Street
Ottawa, Ontario, Canada  K1A 1K3
Attention:  Loans Operations


     Re: Alamosa PCS, Inc.

     Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 23, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement") among Alamosa PCS, Inc. (the "Borrower"), Alamosa PCS Holdings, Inc., Texas Telecommunications, LP, Alamosa Wisconsin Limited Partnership, Alamosa Finance, LLC, Alamosa Wisconsin GP, LLC, Alamosa Delaware GP, LLC, Alamosa Limited, LLC, the Lenders named therein (the "Lenders") and Export Development Corporation, as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The undersigned, an authorized representative of the Borrower, hereby certifies, represents and warrants to the Administrative Agent and the Lenders on behalf of the Borrower as follows:

1. I am a duly qualified and acting Responsible Officer of the Borrower, and I am familiar with the financial statements and financial affairs of Holdings and its Subsidiaries (including, without limitation, the Borrower). I am authorized to execute this Report on behalf of the Borrower.

2. The following are true and correct computations of the Permitted Third-Party Expenses Borrowing Base under the Credit Agreement as of the Reporting Date:


     (a) Amount paid to Nortel Networks Inc. ("Nortel Networks") by the Borrower
         for Nortel Networks Goods and Services for the Service Area Network
         (including any amounts to be paid with the proceeds of an Advance requested as of the date hereof pursuant to this Report) as evidenced
         by the information attached hereto as Schedule 1:                           $__________


     (b) Advance Rate:                                                                        50%

     (c) Permitted Third-Party Expenses Borrowing Base item (a) x item (b)           $__________


     The Borrower further represents and warrants to the Administrative Agent and the Lenders that the representations and warranties contained in Article 7 of the Credit Agreement are true and

                   PERMITTED THIRD-PARTY EXPENSES BORROWING BASE REPORT - Page 1 correct on and as of the date of this report as if made on and as of the date hereof (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date), and that no Event of Default or Default has occurred and is continuing.

     IN WITNESS WHEREOF, the Borrower has caused this Report to be executed and delivered by the undersigned on this ___ day of ________, ____.


                                            ALAMOSA PCS, INC.

                                            By:
                                                  -----------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------














                   PERMITTED THIRD-PARTY EXPENSES BORROWING BASE REPORT - Page 2

                                    EXHIBIT F

                                     FORM OF
                          SUBORDINATED PROMISSORY NOTE


$                                                  , Texas              , 2000
 ------------------                   -------------            ---------


     FOR VALUE RECEIVED, the undersigned, [NAME OF MAKER], a [STATE] [ENTITY] ("MAKER"), hereby unconditionally promises to pay, on demand (or if not meanwhile demanded, on the Maturity Date), to the order of [NAME OF PAYEE], a [STATE] [ENTITY] ("PAYEE"), at [ADDRESS OF PAYEE], or such other address given to Maker by Payee, the principal sum of _______________________________________
__________ DOLLARS ($__________) or so much thereof as may be advanced hereunder prior to maturity, in lawful money of the United States of America [PLUS INTEREST THEREON AT THE RATE OF ____% PER ANNUM].

     1. DEFINITIONS. When used in this Note, the following terms shall have the respective meanings specified herein or in the Section referred to:

     "ADMINISTRATIVE AGENT" means, so long as the Credit Agreement continues in effect, the Administrative Agent under the Credit Agreement, and, thereafter, the Person designated as such with respect to any other Senior Debt.

     "BANKRUPTCY CODE" means 11 U. S. C. " 101-1330 and any amendment, supplement or successor.

     "BORROWER" means Alamosa PCS, Inc., as borrower under the Credit Agreement.

     "BUSINESS DAY" means a day upon which business is transacted by national banks in Dallas, Texas.

     "CREDIT AGREEMENT" means that certain Second Amended and Restated Credit Agreement dated as of June 23, 2000, by and among Alamosa PCS, Inc., Alamosa PCS Holdings, Inc., Texas Telecommunications, LP, Alamosa Wisconsin Limited Partnership, Alamosa Delaware GP, LLC, Alamosa Wisconsin GP, LLC, Alamosa Finance, L.L.C., Alamosa Limited, L.L.C., certain lenders party thereto from time to time, and Export Development Corporation, as administrative agent for the lenders, and any successor administrative agent or agents, and including any related notes, guarantees, collateral documents, instruments, and agreements executed in connection therewith, in each case as the same may be renewed, extended, amended, supplemented, restructured, restated, refunded, replaced, or refinanced from time to time on one or more occasions.

     "CREDIT AGREEMENT DEFAULT" means a "Default" as such term is defined in the Credit Agreement.

     "CREDIT AGREEMENT EVENT OF DEFAULT" means an "Event of Default" as such term is defined in the Credit Agreement.

     "CREDIT AGREEMENT OBLIGATIONS" means the "Obligations" as such term is defined in the Credit Agreement.

     "EVENT OF DEFAULT" is defined in SECTION 5 herein.

     "INSOLVENCY EVENT" is defined in SECTION 11(E).

     "LOAN DOCUMENTS" means as such term is defined in the Credit Agreement.

     "LOAN PARTIES" means as such term is defined in the Credit Agreement.

     "MATURITY DATE" means September 30, 2007.

     "MAXIMUM RATE" means, with respect to the holder hereof, the highest non-usurious rate of interest, if any, permitted by applicable law on the applicable day.

     "PAYMENT" means a payment with respect to any Subordinated Debt.

     "PAYMENT BLOCKAGE NOTICE" means a notice of the Administrative Agent's determination not to permit any payment on this Note as provided in Section 11(c).

     "PAYMENT IN FULL," "PAID IN FULL" or any similar formulation, when used with respect to the Senior Debt, mean payment in full in cash or cash equivalents of one hundred percent (100%) of the principal, interest, fees, expenses, and other obligations due or to become due under the documents governing or securing that Senior Debt in accordance with the terms of those documents, or otherwise on terms and conditions to which the holders thereof shall consent in writing.

     "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, charitable foundation, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

     "REQUIRED LENDERS" means as such term is defined in the Credit Agreement.

     "SENIOR DEBT" means any and all indebtedness of the Borrower or any other Loan Party from time to time outstanding under the Credit Agreement or the other Loan Documents, or for which the Lenders thereunder have any commitment (present or contingent) to extend credit thereunder, whether for principal, interest, fees, or other amounts, and whether the indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, and any extension, renewal, refinancing, modification, or replacement of or for any of the foregoing (regardless of the amount thereof).

     "SUBORDINATED DEBT" means all indebtedness and obligations, whether absolute or contingent, known or unknown, liquidated or unliquidated, secured or unsecured, due or to become due, now existing or hereafter arising, regardless of how the same is evidenced or created, that arises under or in connection with this Note, any and all renewals, extensions, restructurings, modifications, or replacements, in whole or in part, of any of the foregoing.

     "TERMINATION DATE" means the date on which (a) all Senior Debt has been paid in full, and (b) no holder of Senior Debt is under any obligation to make any further loans or extend any further credit to or for the benefit of the Borrower or the Maker under or with respect to any agreement evidencing or governing any Senior Debt.

     2. ADVANCES. This Note evidences advances made from time to time by Payee to Maker, as shown on the attached Schedule of Advances and Payments of Principal. The principal of this Note may be borrowed, repaid, and reborrowed from time to time.

     3. PAYMENT. The unpaid principal of this Note is due and payable on demand, but if not meanwhile demanded, on the Maturity Date, as that date is defined in the Credit Agreement.

     All payments of principal of this Note shall be made by Maker to Payee in federal or other immediately available funds.

     All past due principal of this Note shall bear interest at the Maximum Rate, or if no Maximum Rate is established by applicable law, then at the rate per annum that from day-to-day equals eighteen percent (18%).

     4. WAIVERS. Maker and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment, demand, protest, notice of protest and non-payment or other notice of default, notice of acceleration, and intention to accelerate, or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of renewals, extensions, indulgences, releases, or changes.

     No waiver by Payee of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise, shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Payee.

     5. EVENTS OF DEFAULT AND REMEDIES. An "EVENT OF DEFAULT" exists hereunder if Maker fails to pay when due any principal of this Note.

     If Maker fails or refuses to pay any part of the principal of this Note as the same becomes due, then the holder hereof may, at its option, (A) terminate Payee's commitment to make advances hereunder, (B) declare the entire unpaid balance of principal of this Note to be immediately due and payable without presentment or notice of any kind, which Maker waives pursuant to SECTION 4 herein, (C) reduce any claim to judgment, and/or (D) pursue and enforce any of Payee's rights and remedies available pursuant to any applicable law or agreement.

     6. VOLUNTARY PREPAYMENT. Except as provided in and subject to Section 11 hereof, Maker reserves the right to prepay the outstanding principal balance of this Note, in whole or in part, at any time and from time to time, without premium or penalty. Notwithstanding the foregoing, the principal of this Note, once repaid, may be reborrowed at any time and from time to time by Maker.

     7. USURY LAWS. Regardless of any provisions contained in this Note, the Payee shall never be deemed to have contracted for or be entitled to receive, collect, or apply as interest on the Note, any amount in excess of the Maximum Rate, and, in the event Payee ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term.

     8. COSTS. If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity, or in bankruptcy, receivership or other court proceedings, then Maker agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys' fees, including all costs of appeal.

     9. APPLICABLE LAW. This Note is being executed and delivered, and is intended to be performed, in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement, and interpretation of this Note.

     10. DEMAND NOTE. Maker recognizes, agrees and understands that this Note is a demand note and that no provision of this Note or any of the other loan documents, including the recital of certain covenants, representations and Events of Default, shall modify or impair the demand nature of this Note. Except as provided in and subject to Section 11 hereof, notwithstanding the compliance by Maker and/or any other party with any covenant or agreement in any of the other loan documents or this Note, or that no default or Event of Default has occurred, Payee may, at any time and for whatever reason, demand payment of this Note.

     11. SUBORDINATION. The following terms and provisions contained in this
Section 11 shall control over any inconsistent term or provision contained in this Note and shall apply notwithstanding anything to the contrary contained in this Note:

     (A) AGREEMENT TO SUBORDINATE. Maker agrees, and Payee for itself and for its successors, by accepting this Note agrees, that the indebtedness and obligations represented by this Note are subordinate in right of payment, to the extent and in the manner provided in this SECTION 11, to the prior payment in full of all Senior Debt, whether outstanding on the date hereof or hereafter incurred.

     (B) NO PAYMENTS. EXCEPT AS PROVIDED IN SECTION 11 (C) BELOW, from and after the date of this Note and thereafter until the Termination Date, and unless the Administrative Agent and Required Lenders expressly consent in writing to the contrary, no payment on the Subordinated Debt shall be made or given by or on behalf of Maker or any affiliate thereof and no payment on account of the Subordinated Debt shall be received, accepted, or retained by Payee, nor shall Payee accelerate, make any demand for, or attempt to receive, collect, or retain the same, whether by collection, set-off, foreclosure, counterclaim, or otherwise.

     (C) PAYMENTS. Notwithstanding anything contained herein to the contrary, so long as neither (i) any Credit Agreement Event of Default has occurred and is continuing, nor (ii) any Credit Agreement Default has occurred and is continuing as to which the Administrative Agent has given a Payment Blockage Notice, nor
(iii) any Insolvency Event has occurred, Maker may pay, and Payee may receive, Payments on this Note; provided, however, that Payments may be resumed, in the case of a Credit Agreement Event of Default or a Credit Agreement Default, on the date on which the Credit Agreement Event of Default or Credit Agreement Default, respectively, is cured or waived. In addition, if (A) the Borrower has given the Administrative Agent at least ten Business Days prior written notice of Maker's intention to make any Payment and the Administrative Agent has not delivered a Payment Blockage Notice to the Borrower in response thereto on or before the last day of such ten Business Day period and (B) at the time of the making of such Payment, the Borrower would be permitted to make a Payment in accordance with this Section 11(c), then Maker may make a Payment in the amount of the Payment specified in such written notice given by the Borrower to the Administrative Agent.

     (D) TURNOVER OF PAYMENTS. If any Payment is received by Payee in violation of this SECTION 11, then Payee shall promptly deliver the same to the Administrative Agent, on behalf of the holders of Senior Debt in precisely the form received (but with the endorsement of Payee where necessary for the collection thereof by the holders of Senior Debt) for application on the Senior Debt in accordance with the Credit Agreement, and Payee agrees that, until so delivered, the same shall be deemed received by Payee as agent for the holders of Senior Debt.

     (E) INSOLVENCY PROCEEDINGS. The Administrative Agent has the right and is hereby empowered to vote the full amount of the Subordinated Debt in any insolvency or receivership proceeding, any proceeding under the Bankruptcy Code or any other proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions that may be brought by or against the Borrower, Maker or any affiliate thereof and at any meeting of creditors of the Borrower, Maker or any affiliate thereof whether or not the meeting is held in a proceeding under any insolvency, bankruptcy or similar laws (an "INSOLVENCY PROCEEDING"). In any of the foregoing proceedings or at any of the foregoing meetings, the Administrative Agent shall be entitled to vote the Subordinated Debt as the holders of the Senior Debt in their sole good faith discretion shall determine without regard to the interests of anyone other than the holders of the Senior Debt. In any of the foregoing proceedings, the Administrative Agent for the holders of the Senior Debt (pursuant to the instructions of the holders of the Senior Debt) shall be entitled to collect and enforce the Subordinated Debt and to receive any distributions, dividends or other payments on the Subordinated Debt by filing such claim, proof of debt or proof of claim as appropriate in the proceeding, in the name of the holders of Senior Debt or the name of Payee. The Administrative Agent for the holders of the Senior Debt and any officer or employee designated by the Administrative Agent for that purpose is hereby constituted and appointed attorney-in-fact for Payee with full power (which power, being coupled with an interest, shall be irrevocable so long as this SECTION 11 is in effect) to vote the Subordinated Debt in any of the foregoing proceedings and at any meeting of Maker's creditors and to file any claim, proof of debt or proof of claim in any such proceeding, and to compromise, settle and to give releases for any of the Subordinated Debt, and to endorse Payee's name on any instruments given as a payment on or distribution in connection with the Subordinated Debt.

     (F) PLEDGE OR TRANSFER OF SUBORDINATED DEBT. Any assignment, transfer, pledge, or grant of a security interest in all or any part of the Subordinated Debt is made expressly subject to this SECTION 11, and each assignee, transferee, pledgee, or grantee by its acceptance hereof expressly agrees to Payee's obligations hereunder.

     (G) WAIVERS. Payee agrees and consents: (a) to waive, and does hereby waive, any and all notice of the creation, renewal, extension, modification, compromise, or release of any of the Senior Debt or any collateral therefor or guaranties thereof, in whole or in part; (b) that without further notice to or further assent by Payee, the liability of Maker or any affiliate thereof or any other party or parties for or on any of the Senior Debt may, from time to time, in whole or in part, be renewed, extended, modified, compromised, or released by any holder of Senior Debt as it may deem advisable; and (c) that any collateral for or guaranties of the Senior Debt, or any part of the Senior Debt, may, from time to time, in whole or in part, be modified, released, collected, sold, or otherwise disposed of by any holder of Senior Debt, as it may deem advisable, and that any balance of funds with any holder of Senior Debt at any time standing to the credit of Maker or any affiliate thereof may, from time to time, in whole or in part, be surrendered or released by the holder of Senior Debt, as it deems advisable.

     (H) CONTINUING AGREEMENT AND TERMINATION.

         (i) This is a continuing agreement, and the provisions of this SECTION 11 and the subordination of indebtedness (the "DEBT SUBORDINATION") provided for herein shall remain in full force and effect until the Termination Date regardless of whether the Senior Debt is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred or incurred anew. This SECTION 11 and the Debt Subordination shall remain in full force and effect and shall be irrevocable until and shall terminate on the Termination Date. No notice purporting to terminate the provisions of this SECTION 11 or the Debt Subordination that is received by any holder of Senior Debt at any time before the Termination Date shall be effective, in any manner or at any time whatsoever, to terminate this SECTION 11 or the Debt Subordination.

         (ii) This SECTION 11 and the Debt Subordination shall continue to be effective regardless of the solvency or insolvency of Maker or any affiliate thereof or Payee; the liquidation or dissolution of Maker or any affiliate thereof or Payee; the institution by or against Maker or any affiliate thereof or Payee of any proceeding under the Bankruptcy Code or any similar law; the appointment of a receiver or trustee for Maker or any affiliate thereof or any of any such Person's property or for Payee or any of Payee's property or for any guarantor or any guarantor's property; any reorganization, merger, or consolidation of Maker or any affiliate thereof or Payee or any guarantor; or any other change in the ownership, composition, or nature of Maker or any affiliate thereof or Payee or any guarantor.

     (I) SUBROGATION. After all Senior Debt is paid in full and the Termination Date has occurred, and until this Note is paid in full, Payee shall be subrogated (equally and ratably with all other indebtedness pari passu with this Note) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to Payee have been applied to the payment of Senior Debt. A distribution made under this SECTION 11 to holders of Senior Debt that otherwise would have been made to Payee is not, as between Maker and Payee, a payment by Maker on this Note.

     (J) RELATIVE RIGHTS. Nothing in this Note shall:

         (i) impair, as between Maker and Payee, the obligation of Maker to pay principal on the Note in accordance with its terms; or

         (ii) affect the relative rights of Payee and creditors of Maker other than their rights in relation to holders of Senior Debt.

     If Maker fails because of this SECTION 11 to pay principal or interest on the Note on the due date, then such failure is nevertheless an Event of Default.

     (K) DISTRIBUTION OR NOTICE TO ADMINISTRATIVE AGENT. Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution shall be made and the notice given to the Administrative Agent.

     12. AMENDMENT. This Note may be amended or modified only by written instrument duly executed by Maker and Payee; provided, however, that, at any time prior to the Termination Date, this Note may not be amended or modified without the prior written consent of the Administrative Agent and the Required Lenders.

     13. ASSIGNMENT TO THE ADMINISTRATIVE AGENT. Notwithstanding anything to the contrary contained herein, each of Maker and Payee acknowledges and agrees that Payee has collaterally assigned all of its rights, titles and interests in and to this Note and all payments of principal and/or interest at any time due hereunder to the Administrative Agent as security for the payment and performance of the Credit Agreement Obligations. After the occurrence and during the continuation of a Credit Agreement Event of Default, Maker will, upon written notice to do so from the Administrative Agent, make all payments of principal and/or interest due or payable under this Note directly to the Administrative Agent.



                         [SIGNATURES ON FOLLOWING PAGE]

                 SIGNATURE PAGE TO SUBORDINATED PROMISSORY NOTE


                                  [NAME OF MAKER], a [STATE] [ENTITY],
                                  as Maker

                                  By:
                                     ---------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------

THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                                  MAKER:

                                  [NAME OF MAKER], a [STATE] [ENTITY]

                                  By:
                                     ---------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------

                                  PAYEE:

                                  [NAME OF PAYEE], a [STATE] [ENTITY]

                                  By:
                                     ---------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------

                 SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPAL


- --------------------------------------------------------------------------------------------------------------------
     DATE         AMOUNT OF ADVANCE     AMOUNT OF PRINCIPAL PAID     UNPAID PRINCIPAL BALANCE         NOTATION
                                               OR PREPAID                     OF NOTE                 MADE BY
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------


                                     ALLONGE

PAY TO THE ORDER OF EXPORT DEVELOPMENT CORPORATION (AS ADMINISTRATIVE AGENT FOR CERTAIN LENDERS UNDER THAT CERTAIN SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 23, 2000), WITHOUT REPRESENTATION, WARRANTY, OR RECOURSE.


                                   [NAME OF PAYEE], a [STATE] [ENTITY]

                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------